                                   EXHIBIT 4.1

                                State of Delaware

                        Office of the Secretary of State

                        _________________________________


            I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF

DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE

CERTIFICATE OF INCORPORATION OF "NATIONAL HEALTHCARE, INC." FILED IN THIS

OFFICE ON THE TWENTIETH DAY OF OCTOBER, A.D. 1981, AT 10 O'CLOCK A.M.



                                    /s/ William T. Quillen
            [Seal]                  -------------------------------------
                                    William T. Quillen, Secretary of State

                                    AUTHENTICATION: *4029427

4029427

                                                  DATE: 08/24/1993

932365191

                                                           10 AM
                                                           FILED
                                                           OCT 20 1981
                                                           /s/ Glenn C. Kenton
                                                           Secretary of State


                          CERTIFICATE OF INCORPORATION

                                       OF

                            NATIONAL HEALTHCARE, INC.

            1.    The name of the corporation is:

                            NATIONAL HEALTHCARE, INC.

            2. The address of its registered office in the State of Delaware is 100 West Tenth Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

            3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

            4. The total number of shares of stock which the corporation shall have authority to issue is one thousand (1,000) and the par value of each of such shares is One Hundred Dollars ($100.00) amounting in the aggregate to One Hundred Thousand Dollars ($100,000.00).

            The holders of Common Stock shall, upon the issue or sale of shares of stock of any class (whether now or hereafter authorized), or any securities convertible into such stock, have the right, during such period of time and on such conditions as the board of directors shall prescribe, to subscribe to and purchase such shares or securities in proportion to their respective holdings of Common Stock at such price or prices as the board of directors may from time to time fix and as may be permitted by law.

            5. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by ballot.

            6.    The name and mailing address of the incorporator is:

                                    L. M. Custis
                                    100 West Tenth Street
                                    Wilmington, Delaware 19801

            I, THE UNDERSIGNED, being the incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of Delaware, do make this certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true and accordingly have hereunto set my hand this 20th day of October, 1981.

                                       /s/ L.M. Custis
                                       ------------------------
                                       L. M. Custis

                                State of Delaware

                        Office of the Secretary of State

                        _________________________________



      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "NATIONAL HEALTHCARE, INC." FILED IN THIS OFFICE ON THE TWENTY-FIRST DAY OF APRIL, A.D. 1983, AT 9 O'CLOCK A.M.



                              /s/ William T. Quillen
            [Seal]            -------------------------------------
                              William T. Quillen, Secretary of State

                              AUTHENTICATION: *4029425

                                             DATE: 08/24/1993

932365191

                                                           9 AM
                                                           FILED
                                                           APR 21 1983
                                                           /s/ Glenn C. Kenton
                                                           Secretary of State


                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            NATIONAL HEALTHCARE, INC.
                  (The Date of Incorporation is October 20, 1981,
                    under the name of "NATIONAL HEALTHCARE, INC."

            1.    The name of the corporation is:

                            NATIONAL HEALTHCARE, INC.

            2. The address of its registered office in the State of Delaware is 100 West Tenth Street in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

            3. The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

            4. The total number of shares of stock which the Company shall have authority to issue is seven hundred and six thousand, five hundred (706,500) common shares, without par value. Each common share of the Corporation, of the par value of $100 each, outstanding when this paragraph becomes effective, shall be reclassified as and changed into four thousand, forty-nine (4049) common shares without par value which shall be included in the 706,500 common shares herein authorized. The stated capital applicable to the 4049 shares resulting from such reclassification and change of each such outstanding share shall, as of the date of adoption of this resolution by the Shareholders, be the same as the stated capital then applicable to such outstanding share.

            The holders of Common Stock shall, upon the issue or sale of shares of stock of any class (whether now or hereafter authorized), or any securities convertible into such stock, have the right, during such period of time and on such conditions as the board of directors shall prescribe, to subscribe to and purchase such shares or securities in proportion to their respective holdings of Common Stock at such price or prices as the board of directors may from time to time fix and as may be permitted by law.

            5. The board of directors is authorized to make, alter or repeal the by-laws of the corporation. Election of directors need not be by ballot.

            6.    The name and mailing address of the incorporator is:

                              L. M. Custis
                              100 West Tenth Street
                              Wilmington, Delaware 19801

            We, THE UNDERSIGNED, Chairman of the Board and Secretary of National Healthcare, Inc., for the purpose of re-stating the original Certificate of Incorporation of said National Healthcare, Inc., do make this certificate, hereby declaring and certifying that the foregoing Restated Certificate of Incorporation was adopted by unanimous vote of the Shareholders of National Healthcare, Inc. on April 11, 1983, at a duly called special meeting of said shareholders, and further that this instrument is our act and deed and that the facts herein stated are true. Accordingly, we have hereunto set our hands and seals this 19th day of April, 1983.


                                          /s/ Stephen L. Phelps
                                          -------------------------------------
                                          Stephen L. Phelps, Chairman



                                          /s/ William R. Wayland
            [Seal]            Attest:     -------------------------------------
                                          William R. Wayland, Jr., Secretary

                                                                         PAGE 1
                                State of Delaware


                        Office of the Secretary of State

                        _________________________________



      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF CERTIFICATE OF CHANGE OF ADDRESS OF REGISTERED AGENT AS IT APPLIES TO "NATIONAL HEALTHCARE, INC." AS RECEIVED AND FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF JULY, A.D. 1984, AT 4:30 O'CLOCK P.M.



                              /s/ William T. Quillen
            [Seal]            -------------------------------------
                              William T. Quillen, Secretary of State

                              AUTHENTICATION: *4029422

                                             DATE: 08/24/1993

932365191

                                                           4:30 PM
                                                           FILED
                                                           JULY 27 1984
                                                           /s/ Glenn C. Kenton
                                                           Secretary of State



                       CERTIFICATE OF CHANGE OF ADDRESS OF

                    REGISTERED OFFICE AND OF REGISTERED AGENT

             PURSUANT TO SECTION 134 OF TITLE 8 OF THE DELAWARE CODE


      TO:   DEPARTMENT OF STATE
            Division of Corporations
            Townsend Building
            Federal Street
            Dover, Delaware  19903

      Pursuant to the provisions of Section 134 of Title 8 of the Delaware Code, the undersigned Agent for service of process, in order to change the address of the registered office of the corporations for which it is registered agent, hereby certifies that:



            1.    The name of the corporation is: The Corporation Trust Company

            2.    The address of the old registered office was:
                       100 West Tenth Street
                       Wilmington, Delaware  19801

            3.    The address to which the registered office is to be changed is:
                       Corporation Trust Center
                       1209 Orange Street
                       Wilmington, Delaware  19801

                  The new address will be effective July 30, 1984.

            4. The names of the corporation represented by said agent are set forth on the list annexed to this certificate and made a part hereof by reference.

                        IN WITNESS WHEREOF, said agent has caused this
                  certificate to be signed on its behalf by its Vice-President and Assistant Secretary this 25th day of July, 1984.


                                    The Corporation Trust Company
                                    -------------------------------
                                    (Name of Registered Agent)


                              By:   /s/ [Signature Illegible]
                                    -------------------------------
                                    (Vice President)


ATTEST:


/s/ [Signature Illegible]
- ------------------------------
(Assistant Secretary)

                  STATE OF DELAWARE - DIVISION OF CORPORATIONS
                          CHANGE OF ADDRESS FILING FOR
                      CORPORATION TRUST AS OF JULY 27, 1984
                                    DOMESTIC

0924579    PORCON, INC.                                    10/19/1981 D DE
0924590    MAUNDERS U.S.A. INCORPORATED                    10/19/1981 D DE
0924594    CORSTA CORPORATION                              10/19/1981 D DE
0924596    OSBORN SUPPLY, INC.                             10/19/1981 D DE
0924597    JUNGO, INC.                                     10/19/1981 D DE
0924598    ENVIROSAFE, INC.                                10/19/1981 D DE
0924601    VIRGINIA-CAROLINA CHEMICAL CORPORATION          10/19/1981 D DE
0924606    BARRINGTON SALES & SERVICE, INC.                10/19/1981 D DE
0924607    ALMET/LAWNLITE OF DELAWARE, INC.                10/19/1981 D DE
0924609    CILCO, INC.                                     10/19/1981 D DE
0924610    GROSSE POINTE MOTOR SALES, INC.                 10/19/1981 D DE
0924613    TAR SANDS INTERNATIONAL, LTD.                   10/19/1981 D DE
0924622    QTX SECURITIES, INC.                            10/19/1981 D DE
0924630    PRECISION AMERICAN CORPORATION                  10/19/1981 D DE
0924652    HELGE NAARSTAD HOLDING, INC.                    10/19/1981 D DE
0924659    CORPORATE CONSULTANTS, INC.                     10/19/1981 D DE
0924675    ALEXANDRA REALTY CORPORATION                    10/19/1981 D DE
092476     BRYSON INSURANCE SERVICE COMPANY, INC.          10/19/1981 D DE
0924687    POUND-BRAE INCORPORATED                         10/19/1981 D DE
0924689    RACQUET CLUB MANAGEMENT, INC.                   10/19/1981 D DE
0924691    PAMLICO ENTERPRISES, INC.                       10/19/1981 D DE
0924698    FIRESTONE STORES OF ALHAMBRA, INC.              10/20/1981 D DE
0924701    FIRESTONE STORES OF VALLEY PLAZA, INC.          10/20/1981 D DE
0924723    AMERICAN COLDSET HOLDINGS, INC.                 10/20/1981 D DE
0924728    DYNATREK, INC.                                  10/20/1981 D DE
0924736    TUSENFRYD, INC.                                 10/20/1981 D DE
0924751    MARK'S WORK WEARHOUSE, LTD.                     10/20/1981 D DE
0924752    TUCO INC.                                       10/20/1981 D DE
0924753    CENTRAL ZONE TRAPSHOOTING
             ASSOCIATION, INC.                             10/20/1981 D DE
0924755    WMA CORPORATION                                 10/20/1981 D DE
0924756    AMERICAN MARITIME COMPANY                       10/20/1981 D DE
0924759    WEATHASHADE CORPORATION                         10/20/1981 D DE
0924760    DEVELCON MANUFACTURING CORP.                    10/20/1981 D DE
0924761    MOBILE COUNTY PUBLICATIONS, INC.                10/20/1981 D DE
0924762    MOBIL EXPLORATION MADAGASCAR INC.               10/20/1981 D DE
0924763    SEVENTH FLOOR CORPORATION                       10/20/1981 D DE
0924764    NATIONAL HEALTHCARE, INC.                       10/20/1981 D DE
0924775    FREEPORT RESEARCH AND DEVELOPMENT
             COMPANY                                       10/20/1981 D DE
0924791    OGDEN-SARATOGA CORPORATION                      10/20/1981 D DE
0924792    TELKO PROPERTIES, INC.                          10/20/1981 D DE
0924794    HERSHON INVESTMENTS, INC.                       10/20/1981 D DE
0924797    TMCI INC.                                       10/20/1981 D DE
0924798    AMERICAN EDUCATIONAL COMPUTER, INC.             10/20/1981 D DE
0924799    BOWEST CORPORATION                              10/20/1981 D DE
0924803    LE AIRE, INC.                                   10/21/1981 D DE
0924811    TFJ OF FREDERICK, INC.                          10/21/1981 D DE
0924829    CRI FUND MANAGEMENT, INC.                       10/21/1981 D DE

                                State of Delaware

                        Office of the Secretary of State

                        _________________________________



      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RESTATED CERTIFICATE OF INCORPORATION OF "NATIONAL HEALTHCARE, INC." FILED IN THIS OFFICE ON THE ELEVENTH DAY OF OCTOBER, A.D. 1984, AT 10 O'CLOCK A.M.




                              /s/ William T. Quillen
            [Seal]            -------------------------------------
                              William T. Quillen, Secretary of State

                              AUTHENTICATION: *4029421

                                             DATE: 08/24/1993

932365191

8402850093                                                 10 AM
                                                           FILED
                                                           OCT 11 1984
                                                           /s/ Glenn C. Kenton
                                                           Secretary of State


                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            NATIONAL HEALTHCARE, INC.
                   Originally Incorporated On October 20, 1981

                        (PURSUANT TO SECTIONS 242 & 245)


                                    ARTICLE I

      The name of the corporation is:  NATIONAL HEALTHCARE, INC.


                                   ARTICLE II

      The address of its registered office in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.


                                   ARTICLE III

      The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                                   ARTICLE IV

      The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,773,750 shares, consisting of (a) 273,750 shares of Convertible Preferred Stock, $.01 par value (the "Preferred Stock"), and (b) 1,500,000 shares of Common Stock, no par value (the "Common Stock").


      The designations, powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations and restrictions thereof in respect of the Preferred Stock and the Common Stock are as follows:


A.    PREFERRED STOCK

           1. DIVIDENDS. (a) In each year occurring after the third anniversary date of the Original Issuance Date (as defined in Section A.6 of this Article) the holder of each share of Preferred Stock shall be entitled to receive, before any dividends shall be declared and paid upon or set aside for the Junior Stock

(as defined in Section A.6 of this Article) in any such year, when and as declared by the Board of Directors of the Corporation, out of funds legally available for that purpose, dividends in cash at the rate of $1.80 per annum per share (calculated on the basis of a year of 360 days comprised of 12 30 day months), payable quarterly on January 1, April 1, July 1 and October 1 of each year, or if such day shall not be a business day, on the next succeeding business day, any such dividend payment date being hereinafter referred to as a "Dividend Payment Date"). Dividends on shares of Preferred Stock shall be cumulative from the third anniversary date of the Original Issuance Date (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that, if at any time Full Cumulative Dividends (as defined in said Section A.6) upon the Preferred Stock shall not have been paid or declared and a sum sufficient for payment thereof set apart, the amount of the deficiency in such dividends shall be fully paid (but without interest) or dividends in such amount shall have been declared on the shares of the Preferred Stock and a sum sufficient for the payment thereof shall have been set apart for such payment, before any dividend shall be declared or paid or any other distribution ordered or made upon any Junior Stock (other than a dividend payable in such Junior Stock) and before any sum or sums shall be set aside for or applied to the purchase (except in accordance with the Purchase Agreement (as defined in Section A.6 of this Article)) or redemption of any shares of any Junior Stock. All dividends declared upon the Preferred Stock and any other class of stock ranking on a parity as to dividends with such Preferred Stock shall be declared PRO RATA per share. Holders of shares of Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of the Full Cumulative Dividends at the rate set forth above. All payments due under this Section A.1(a) to any holder of shares of Preferred Stock shall be made to the nearest cent.

            (b) In the event that the Corporation shall fail to make a full payment in cash of dividends as provided in Section A.1(a) above on any Dividend Payment Date, then, at the option of any record holder of Preferred Stock on such Dividend Payment Date, the Corporation shall pay such dividend by delivery to such holder of that number of shares of Common Stock (rounded to the nearest number of full shares) equal to the quotient obtained by dividing (i) the product obtained by multiplying (A) the number of shares of Preferred Stock owned by such holder on such Dividend Payment Date by (B) 1.8, by (ii) the Book Value Per Common Share (as defined in Section A.6 of this Article). Such option may be exercised upon written notice, sent by first-class certified mail, return receipt requested, to the Corporation not more than 60 days after the Dividend Payment Date with respect to which such dividend was not paid in full. Within 10 days after receipt of such notice, the Corporation shall issue and deliver to such holder, to the place designated by such holder, a certificate or certificates for the full number of shares of Common Stock to which such holder is entitled.

      2. RIGHTS ON LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any liquidation, dissolution or winding-up of the Corporation, the holders of shares of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment shall be made to the holders of any Junior Stock, an amount equal to the Liquidation Preference (as hereinafter defined), plus Accrued Dividends (as defined in Section A.6 of this Article), if any, to the date of payment. If upon any liquidation, dissolution or winding-up of the Corporation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Preferred Stock the full amounts to which they respectively shall be entitled, the holders of shares of Preferred Stock shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. In the event of any liquidation, dissolution or winding-up of the Corporation, after payment shall have been made to the holders of shares of Preferred Stock of the full amount to which they shall be entitled as aforesaid, the holders of any Junior Stock shall be entitled, as to the exclusion of the holders of shares of Preferred Stock, to share, according to their respective rights and preferences, in all remaining assets of the Corporation available for distribution to its stockholders. The merger or consolidation of the Corporation into or with another corporation or the merger or consolidation of any other corporation into or with the Corporation (in which consolidation or merger the stockholders of the Corporation receive distributions of cash or securities as a result of such consolidation or merger), or the sale of other disposition of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding-up of the Corporation (an "Event of Liquidation"). The Liquidation Preference per share of Preferred Stock shall be $26 from the Original Issuance Date to and including the first anniversary date thereof, $34 thereafter to and including the second anniversary date of the Original Issuance Date, $40 thereafter to and including the third anniversary date of the Original Issuance Date, $41.52 thereafter to and including the seventh anniversary date of the Original Issuance Date, $46.09 thereafter to and including the eighth anniversary date and $51.16 at all times thereafter. The Liquidation Preference shall be subject to equitable adjustment for a split-up, subdivision, a combination of shares of Preferred Stock or similar event. Anything contained in this Section A.2 to the contrary notwithstanding, each holder of shares of Preferred Stock shall have the right to convert all or any part of the share of Preferred Stock held by such holder as herein provided into shares of Common Stock pursuant to Section A.5 of this Article in lieu of receiving the Liquidation Preference in connection with any Event of Liquidation.

      3.    REDEMPTION

      3.1 OPTIONAL REDEMPTION. (a) Subject to Section A.3(h) below, at any time, or from time to time, and so long as any shares of Preferred Stock shall be outstanding, the Corporation may, at the option of the Board of Directors of the Corporation, redeem the whole or any part of such outstanding shares of Preferred Stock at an amount per share (the "Optional Redemption Price") determined as set forth below (plus Accrued Dividends, if any, to the date fixed for redemption of the shares of Preferred Stock to be so redeemed (each such date being hereinafter referred to as an "Optional Redemption Date")):


                                                                  OPTIONAL
                                                                REDEMPTION
                  PERIOD                                           PRICE
                  ------                                        -----------

From the Original Issuance Date to and                             $26.00
including the first anniversary date thereof

Thereafter to and including the second anni-                       $34.00
versary date of the Original Issuance Date

Thereafter to and including the third anni-                        $40.00
versary date of the Original Issuance Date

Thereafter to and including the seventh anni-                      $41.52
versary date of the Original Issuance Date

Thereafter to and including the eight anni-                        $46.05
versary date of the Original Issuance Date

At all times thereafter                                            $51.16


            (b) The total sum payable per share of Preferred Stock on any Optional Redemption Date is hereinafter referred to as the "Redemption Price", and any payment to be made on an Optional Redemption Date is hereinafter referred to as a "Redemption Payment".

            (c) On and after any Optional Redemption Date (unless default shall be made by the Corporation in the payment of the applicable Redemption Price as hereinafter provided, in which event such rights shall be exercisable until such default is cured), all rights in respect of the shares of Preferred Stock to be redeemed, except the right to receive the applicable Redemption Price as hereinafter provided, shall cease and terminate; and such shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

            (d) If less than all the shares of Preferred Stock at any time outstanding are to be redeemed pursuant to Section A.3.1(a) hereof, such redemption shall be made PRO RATA with respect to such shares in the manner prescribed by the Board of Directors. Thirty days' notice by the Corporation of every Optional Redemption Date shall be sent by first-class, certified mail, return receipt requested, postage prepaid, by the Corporation to the holders of shares of Preferred Stock to be so redeemed at their respective addresses as the same shall appear on the books of the Corporation. At any time on or after an Optional Redemption Date, each holder of shares of Preferred Stock so to be redeemed shall be entitled to receive the Redemption Price upon actual delivery to the Corporation or its agent of the certificates representing the shares of Preferred Stock so to be redeemed.


            (f) The Corporation will not, and will not permit any subsidiary of the Corporation to, purchase or acquire any shares of Preferred Stock otherwise than pursuant to the terms of this Section A.3.1, Section A.3.2 of this Article, Section 8.9 of the Purchase Agreement (as defined in Section A.6 of this Article) or pursuant to an offer made on the same terms to all holders of Preferred Stock at the time outstanding.

            (g) Anything contained in this Section A.3.1 to the contrary notwithstanding, each holder of shares of Preferred Stock to be redeemed in accordance with this Section A.3.1 shall have the right, exercisable at any time up to the close of business on the Optional Redemption Date (unless default shall be made by the Corporation in the payment of the Redemption Price as herein provided, in which event such right shall be exercisable until such default is cured), to convert all or any part of the shares of Preferred Stock held by such holder as herein provided into shares of Common Stock pursuant to Section A.5 of this Article. If, and to the extent, any shares of Preferred Stock so entitled to redemption are converted into shares of Common Stock by the holders thereof prior to the close of business on the Optional Redemption Date, the total number of shares of Preferred Stock otherwise to be redeemed on such Optional Redemption Date shall be recalculated as if such shares so converted had never been outstanding.

            3.2 REQUESTED REDEMPTION. (a) Subject to Section A.3.2(d) below, at any time there shall exist an Event of Redemption (as defined in Section A.6 of this Article) and so long as any shares of Preferred Stock shall be outstanding, the Corporation shall (unless otherwise prevented by law) redeem, at the option of any holder or holders of Preferred Stock, all (or such lesser number as specified by any such holder in the written noticed referred to below) of such holder's shares of Preferred Stock then outstanding. Such option shall be exercised upon 30 days' written notice (a "Requested Redemption Notice") to the Corporation by any holder or holders of Preferred Stock, which notice shall state such holder's intention to exercise the redemption option set forth herein and the number of shares of Preferred Stock sought to be redeemed (any such date being hereinafter referred to as a "Requested Redemption Date"). Within five days after receipt of any Requested Redemption Notice, the Corporation shall notify all other holders of Preferred Stock of such Notice and each such holder shall have the right, exercisable by written notice to the Corporation within 10 days after receipt of such notice from the Corporation, to request that all of such holder's shares of Preferred Stock (or such lesser number as specified in such written notice to the Corporation) be redeemed by the Corporation on the Requested Redemption Date. The amount per share of Preferred Stock at which the shares of Preferred Stock are to be redeemed pursuant to this Section A.3.2(a) on any Requested Redemption Date by the Corporation shall be an amount equal to the Optional Redemption Price at the time in effect, plus Accrued Dividends, if any, to such Redemption Date. The total sum payable per share of Preferred Stock on any Requested Redemption Date is hereinafter referred to as the "Requested Redemption Price," and any payment to be made is hereinafter referred to as the "Requested Redemption Payment," as to any holder of Preferred Stock.

            (b) On and after any Requested Redemption Date (unless default shall be made by the Corporation in the payment of the applicable Requested Redemption Price as hereinafter provided, in which event such rights shall be exercisable until such default is cured), all rights in respect of the shares of Preferred Stock to be redeemed, except the right to receive the applicable Requested Redemption Price as hereinafter provided, shall cease and terminate; and such shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

            (c) Notice of any exercise of the redemption option pursuant to this Section A.3.2 shall be sent by first-class certified mail, return receipt requested, postage prepaid, to the Corporation. At any time on or after the Requested Redemption Date, the holders of record of shares of Preferred Stock requesting such Preferred Stock to be redeemed on such Requested Redemption Date in accordance with this Section A.3.2 shall be entitled to receive the applicable Requested Redemption Price upon actual delivery to the Corporation or its agents of the certificates representing the shares to be redeemed. If upon any redemption the assets of the Corporation available for redemption shall be insufficient to pay the holders of the shares of Preferred Stock the full amounts to which they shall be entitled, the holders of shares of Preferred Stock requesting redemption shall share ratably in any such redemption according to the respective amounts which would be payable in respect of such shares requested to be redeemed by the holders thereof if all amounts payable on or with respect to such shares were paid in full.

            (d) Anything contained in this Section A.3.2 to the contrary notwithstanding, the holders of shares of Preferred Stock shall have the right, exercisable at any time up to the close of business on the Preferred Redemption Date (unless default shall be made by the Corporation in the payment of the Preferred Redemption Price as herein provided, in which event such right shall be exercisable until such default is cured), to convert all or any part of such shares requested by such holder to be redeemed as herein provided into shares of Common Stock pursuant to Section A.5 of this Article. If, and to the extent, any shares of Preferred Stock so entitled to redemption are converted into shares of Common Stock by the holders thereof prior to the close of business on the Preferred Redemption Date, the total number of shares of Preferred Stock otherwise to be redeemed on such Preferred Redemption Date shall be reduced by the number of shares of Preferred Stock so converted.

      4. VOTING. (a) In addition to the rights specified in Sections A.4(b), (c) and (e) below and any other rights provided in the Corporation's By-laws or by law, each share of Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Common Stock (including any fraction to one decimal place) into which each share of Preferred Stock is then convertible, entitled to vote on all matters as to which holders of Common Stock shall be entitled to vote, in the same manner and with the same effect as such holders of Common Stock, voting together with the holders of Common Stock as one class.

            (b) In addition to the rights specified in Section A.4(a) above, the holders of a majority in voting power of the Preferred Stock, voting separately as one class, shall have the exclusive and special right (i) at all times to elect two directors to the Board of Directors of the Corporation, and
(ii) upon the occurrence of an Event of Election (as defined in Section A.6 below), to elect four directors to the Board of Directors of the Corporation. The special and exclusive right of the holders of Preferred Stock, voting separately as one class, set forth in clause (ii) of this Section A.4(b) to elect four directors to the Board of Directors of the Corporation shall continue until the Event of Election which gave rise to such right has been cured by the Corporation, subject to the revesting thereof upon the occurrence of each and every Event of Election subsequent thereto. In any election of directors pursuant to this Section A.4(b), each holder of shares of Preferred Stock shall be entitled to one vote for each share of Preferred Stock held and no holder of Preferred Stock shall be entitled to cumulate his votes by giving one candidate more than one vote per share. The special and exclusive voting right of the holders of the Preferred Stock, voting separately as one class, contained in this Section A.4(b) may be exercised either at a special meeting of the holders of Preferred Stock called as provided below, or at any annual or special meeting of the shareholders of the Corporation, or by written consent of such holders in lieu of a meeting. The directors to be elected by the holders of the Preferred Stock, voting separately as one class, pursuant to this Section A.4(b), shall serve for terms extending from the date of their election and qualification until the time of the next succeeding annual meeting of shareholders and until their successors have been elected and qualified; PROVIDED, HOWEVER, that the term of the two additional directors elected pursuant to Section A.4(b)(ii) shall terminate at such time as the Event of Election which gave rise to such right of election shall have been cured by the Corporation.

            (c) If at any time any directorship to be filled by the holders of Preferred Stock, voting separately as one class, pursuant to Section A.4(b) above, has been vacant for a period of 10 days, the Secretary of the Corporation shall, upon the written request of the holders of record of shares representing at least 25% of the voting power of the Preferred Stock then outstanding, call a special meeting of the holders of Preferred Stock for the purpose of electing a director or directors to fill such vacancy or vacancies. Such meeting shall be held at the earliest practicable date at such place as is specified in or determined in accordance with the By-laws of the Corporation. If such meeting shall not be called by the Secretary of the Corporation within 10 days after personal service of said written request on him, then the holders of record of shares representing at least 25% of the voting power of the Preferred Stock then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of shareholders and shall be held at such specified place. Any holder of the Preferred Stock so designated shall have access to the stock books of the Corporation for the purpose of calling a meeting of the stockholders pursuant to these provisions.

            (d) At any meeting held for the purpose of electing directors at which the holders of Preferred Stock shall have the right, voting separately as one class, to elect directors as provided in Section A.4(b) above, the presence, in person or by proxy, of the holders of record of shares representing at least 51% of the voting power of the Preferred Stock then outstanding shall be required to constitute a quorum of the Preferred Stock for such election. At any such meeting or adjournment thereof, the absence of such a quorum of the Preferred Stock shall not prevent the election of directors other than the director or directors to be elected by holders of Preferred Stock, voting separately as one class, pursuant to Section A.4(b) above, and the absence of a quorum for the election of such other directors shall not prevent the election of the director or directors to be elected by the holders of Preferred Stock, voting separately as one class, pursuant to Section A.4(b) above, and in the absence of either or both of such quorums, the holders of record of shares representing at least 51% of the voting power present in person or by proxy of the class of stock which lacks a quorum shall have power to adjourn the meeting for the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting. A vacancy in the directorships to be elected by the holders of the Preferred Stock, pursuant to Section A.4(b) above, may be filled only by vote or written consent in lieu of a meeting of the holders of at least 51% of the voting power of the Preferred Stock.

            (e) The Corporation shall not, without the affirmative consent or approval of the holders of shares representing at least 60% of the voting power of the Preferred Stock then outstanding, acting separately as one class, given by written consent in lieu of a meeting or by vote at a meeting called for such purpose for which notice shall have been given to the holders of the Preferred Stock, (i) sell, lease, transfer or otherwise dispose of any of the properties or assets which, individually or in the aggregate as to all such transactions occurring after the Original Issuance Date, represent in excess of 33-1/3% of the total assets of the Corporation on the date of any such transaction (determined in accordance with generally accepted accounting principles), unless the proceeds thereof are applied, in order of priority, FIRST, to the reduction of indebtedness of the Corporation for borrowed money, and, SECOND, to a redemption, in whole or in part, of the Preferred Stock pursuant to Section A.3.1(a) of this Article, (ii) declare or pay any dividends on, or make any distribution of cash or other property or both with respect to (whether by way of reduction of capital or otherwise), any shares of Junior Stock (other than dividends payable solely in shares of Junior Stock or stock splits), (iii) redeem, retire, purchase or otherwise acquire, directly or indirectly, for value or set apart any sum therefor, any shares of Junior
Stock, (iv) except as permitted by clause (vii) below, merge or consolidate with or into, or permit any subsidiary to merge or consolidate with or into, any other corporation, corporations or other entity or entities, except when the holders of Preferred Stock are entitled to receive payment as provided in Section A.2 of this Article, (v) voluntarily dissolve, liquidate, or wind-up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution, (vi) in any manner alter or change the designations or the powers, preferences or rights, or the qualifications, limitations or restrictions of the Preferred Stock, (vii) except as permitted by Section 8.3.6 of the Purchase Agreement, purchase or otherwise acquire (whether by purchase or lease of assets, capital stock or by merger or consolidation), or permit any subsidiary to so purchase or otherwise acquire, any material tangible or intangible assets which represent all or a substantial part of the assets of any other person or entity or (viii) alter, amend or repeal the By-laws of the Corporation as in effect on the Original Issuance Date which in any manner affects the rights of the holders of the Preferred Stock.

            5. CONVERSION. (a) Except as to shares of Preferred Stock to be redeemed in accordance with Section A.3 of this Article which may only be converted up to the close of business on the respective Redemption Date (unless default shall be made by the Corporation in the payment of the respective Redemption Price so provided in said Section A.3, in which event such right to convert shall be exercisable until such default is cured), the holder of any shares of Preferred Stock shall have the right, at such holder's option, at any time or from time to time to convert any or all of such holder's shares of Preferred Stock into such whole number of fully paid and nonassessable shares of Common Stock as $20 multiplied by the number of shares of Preferred Stock being converted is a multiple of the Preferred Conversion Price (as last adjusted and then in effect) for the shares of Preferred Stock being converted by surrender of the certificates representing the shares of Preferred Stock so to be converted in the manner provided in Section A.5(b) below. The Preferred Conversion Price per share at which shares of Common Stock shall be issuance upon conversion of shares of Preferred Stock pursuant to this Section A.5(a) shall be $20; PROVIDED, HOWEVER, that such Preferred Conversion Price shall be subject to adjustment as set forth in Section A.5(3) below. The holder of any shares of Preferred Stock exercising the aforesaid right to convert such shares into shares of Common Stock shall be entitled to payment of Accrued Dividends.

            (b) Upon the occurrence of an Event of Conversion (as defined in Section A.6 of this Article), all shares of Preferred Stock then outstanding shall, by virtue of, and simultaneously with, the occurrence of the Event of Conversion and without any action on the part of the holders thereof, be deemed automatically converted into such whole number of fully paid and non-assessable shares of Common Stock as $20 multiplied by the number of shares of Preferred Stock being converted is a multiple of the Preferred Conversion Price (as last adjusted and then in effect) for the shares of Preferred Stock being converted. The Preferred Conversion Price upon conversion at which shares of Common Stock shall be issuable upon conversion of shares of Preferred Stock pursuant to this Section A.5(b) shall be $20; PROVIDED, HOWEVER, that such Preferred Conversion Price shall be subject to adjustment as set forth in Section A.5(e) below and shall be further adjusted by a reduction of $1.00 for each $1.50 that the Trigger Price (as defined in Section A.6 of this Article) in connection with a Public Offering (as defined in Section A.6 of this Article) is below (i) $40, in the event of an Event of Conversion occurring prior to the 30 months after the Original Issuance Date or (ii) $60, at any time thereafter. The holder of any shares of Preferred Stock converted into shares of Common Stock pursuant to this Section A.5(b) shall be entitled to payment of Accrued Dividends.

                  (c) The holder of any shares of Preferred Stock may exercise the conversion right pursuant to Section A.5(a) above by delivering to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Preferred Stock or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that such holder elects to convert such shares and stating the name or names (with address) in which the certificate of certificates for the shares of Common Stock are to be issued. Conversion shall be deemed to have been effected with respect to conversion under Section A.5(a) above, on the date when the aforesaid delivery is made, and such date is referred to herein as the "Conversion Date". As promptly as practicable thereafter the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Common Stock to which such holder is entitled and a check or cash in respect of any fractional interest in a share of Common Stock, as provided in Section A.5(d) below, payable with respect to the shares of Preferred Stock so converted up to and including the Conversion Date. The person in whose names the certificate or certificates for Common Stock are to be issued shall be deemed to have become a stockholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event such holder shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open, but the Preferred Conversion Price shall be that in effect on the Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate so surrendered, which new certificate shall entitle the holder thereof to dividends on the shares of the Preferred Stock represented thereby to the same extent as if the certificate theretofore covering such unconverted shares had not been surrendered for conversion.

                  (d) No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of any shares of Preferred Stock the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then Current Market Place (as hereinafter defined) of a share of Common Stock multiplied by such fractional interest. Fractional interest shall not be entitled to dividends, and the holders of fractional interests shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interest.

                  (e) The Preferred Conversion Price shall be subject to adjustment from time to time as follows:

                  (i) If the Corporation shall at any time or from time to time after the Original Issuance Date, issue any shares of Common Stock other than Excluded Stock (as hereinafter defined) without consideration or for a consideration per share less than the Preferred Conversion Price in effect immediately prior to the issuance of such Common Stock, the Preferred Conversion Price in effect immediately prior to each such issuance shall forthwith (except as provided in this clause (i)) be lowered to a price equal to the quotient obtained by dividing

                        (A)   an amount equal to the sum of

                              (x) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision (C) of this clause
                  (i) and to clause (ii) below (it being understood that the shares of Common Stock issuable upon conversion of the Preferred Stock shall be deemed to be outstanding for all purposes of the computation required in this clause (i))) immediately prior to such issuance multiplied by the Preferred Conversion Price in effect immediately prior to such issuance, plus

                              (y)   the consideration received by the
                  Corporation upon such issuance,

            by

                        (B) the total number of shares of Common Stock outstanding (including any shares of Common Stock deemed to have been issued pursuant to subdivision (C) of this clause
                  (i) and to clause (ii) below (it being understood that the shares of Common Stock issuable upon conversion of the Preferred Stock shall be deemed to be outstanding for all purposes of the computation required in this clause (i))) immediately after the issuance of such Common Stock.

For the purposes of any adjustment of the Preferred Conversion Price pursuant to this clause (i), the following provisions shall be applicable:

                  (A) In the case of the issuance of Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                  (B) In the case of the issuance of Common Stock for a consideration in whole or in part other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Corporation, irrespective of any accounting treatment; PROVIDED, HOWEVER, that the aggregate fair market value of such non-cash and cash consideration shall not exceed the Current Market Price (as hereinafter defined) of the shares of Common Stock being issued.

                  (C) In the case of the issuance of (i) options to purchase or rights to subscribe for Common Stock, (ii) securities by their terms convertible into or exchangeable for Common Stock or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:


                        (1) the aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A) and (B) above with the proviso to subdivision (A) being applied to the number of shares of Common Stock deliverable upon such exercise), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Common Stock covered thereby;

                        (2) The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or right to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (A) and (B) above with the proviso to subdivision (A) being applied to the number of shares of Common Stock deliverable upon such exercise);

                        (3) on any change in the number of shares or exercise price of Common Stock deliverable upon exercise of any such options or rights or conversions of or exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Preferred Conversion Price shall forthwith be readjusted to such Preferred Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                        (4) on the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Preferred Conversion Price shall forthwith be readjusted to such Preferred Conversion Price as would have obtained had such options, rights, securities or options or rights related to such securities not been issued.

                  (ii) "Excluded Stock" shall mean shares of Common Stock issued by the Corporation: (1) as a stock dividend or upon any stock split or other subdivision or combination of the outstanding shares of Common Stock; (2) upon conversion of the Preferred Stock at any time outstanding; (3) relating to an aggregate of up to 32,500 shares (as constituted on the Original Issuance Date) of Common Stock (or options exercisable therefor) which subsequent to the Original Issuance Date may be issued or granted by the Corporation to officers, employees or directors of, or consultants to, the Corporation; (4) upon exercise stock subscription warrants issued pursuant to the Purchase Agreement;
      (5) upon exercise of stock subscription warrants dated the Original Issuance Date issued to Healthtech Investors II relating to an aggregate of up to 26,250 shares of Common Stock (as constituted on the Original Issuance Date); and (6) upon exercise stock subscription warrants issued to Citibank, N.A. relating to an aggregate of up to 8,000 shares of Common Stock (as constituted on the Original Issuance Date).

                  (iii) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Preferred
      Conversion Price shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be increased in proportion to such increase in outstanding shares.

                  (iv) If, at any time after the Original Issuance Date, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Preferred Conversion Price shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

                  (v) In case, at any time after the Original Issuance Date, the Corporation shall declare a cash dividend upon its Common Stock payable otherwise than out of earnings or shall distribute to holders of its Common Stock shares of its capital stock (other than Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Corporation or other persons, other assets or options or rights (excluding options to purchase and rights to subscribe for Common Stock or other securities of the Corporation convertible into or exchangeable for Common Stock), then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such dividend or distribution, the Preferred Conversion Price in effect thereafter shall be determined by multiplying the Preferred Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be an amount equal to the remainder of (x) the Current Market Price of one share of Common Stock less (y) the fair market value as determined by a nationally recognized independent investment banking firm selected mutually by the holders of a majority of the voting power of the Preferred Stock then outstanding and the Corporation (or, if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules), of the stock, securities, evidences of indebtedness, assets, options or rights so distributed in respect of one share of Common Stock, and of which the denominator shall be such Current Market Price. Such adjustment shall be made on the date such dividend or distribution is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend or distribution.

                  (vi) In case, at any time after the Original Issuance Date, of any capital reorganization, or any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidated or merger in which the Corporation is the continuing corporation and which does not result in any change in the Common Stock) or of the sale or other disposition of all or substantially all the properties and assets of the Corporation as an entirety to any other person, each share of Preferred Stock shall after such reorganization, reclassification, consolidation, merger, sale or other disposition be (unless, in the case of a consolidation, merger, sale or other disposition, payment shall have been made to the holders of all shares of Preferred Stock of the full amount to which they shall have been entitled pursuant to Section A.2.) convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or otherwise disposed to which the holder of the number of shares of Common stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or other disposition) upon conversion of such share would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or other disposition. The provisions of this Section A.5. shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or other dispositions.

                  (vii) All calculations under this paragraph (e) shall be made to the nearest cent ($.01) or to the nearest one-tenth of a share, as the case may be.

                  (viii) For the purpose of any computation pursuant to this Section A.5(e) or Section A.5(d) above, the Current Market Price at any date of one share of Common Stock shall be deemed to be the average of the daily closing prices for the 30 consecutive business days ending no more than 15 days before the day in question (as adjusted for any stock dividend, split-up, combination or reclassification that took effect during such 30 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is listed or admitted to trading (or if the Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the average of the last reported bid and asked prices, as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") on such day, or if, on any day in question, the security shall not be quoted on the NASDAQ, then such price shall be equal to the last reported bid and asked prices on such day as reported by the National Quotation Bureau, Inc. or any similar reputable quotation and reporting service, if such question is not reported by the National Quotation Bureau, Inc.); PROVIDED, HOWEVER, that if the Common Stock is not traded in such manner that the quotations referred in this clause (ix) are available for the period required hereunder, the Current Market Price shall be determined by a nationally recognized independent investment banking firm selected mutually by the holders of a majority of the voting power of the Preferred Stock then outstanding and the Corporation (or, if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules).

                  (ix) In any case in which the provisions of this Section A.5(e) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the holder of any share of Preferred Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section A.5(d) above; PROVIDED, HOWEVER, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

                  (f) Whenever the Preferred Conversion Price shall be adjusted as provided in Section A.5(e) above, the Corporation shall forthwith file, at the office of the transfer agent for the Preferred Stock or at such other place as may be designated by the Corporation, a statement, signed by its independent certified public accountants, showing in detail the facts requiring such adjustment and the Preferred Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to each holder of shares of Preferred Stock at such holder's address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section A.5(g) below.

                  (g) In the event the Corporation shall propose to take any action of the types described in clauses (i), (iii), (iv), (v) or (vi) of Section A.5(e) above, the Corporation shall give notice to each holder of shares of Preferred Stock in the manner set forth in Section A.5(f) above, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Preferred Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposal action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

                  (h) The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Preferred Stock; PROVIDED, HOWEVER, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Preferred Stock in respect of which such shares are being issued.

                  (i) The Corporation shall reserve, free from preemptive rights, out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock sufficient shares to provide for the conversion of all outstanding shares of Preferred Stock.

                  (j) All shares of Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens or charges with respect thereto.

            6. DEFINITIONS. (a) The term "Accrued Dividends" shall mean Full Cumulative Dividends to the date of determination, less the amount of all dividends paid pursuant to Sections A.1(a) or (b) of this Article upon the relevant share of Preferred Stock.

                  (b) The term "Book Value Per Common Share" shall mean, as of the date of calculation, the quotient obtained by dividing (i) total stockholder's equity of the Corporation and its consolidated subsidiaries attributable to the Common Stock as of such date (as determined in accordance with generally accepted accounting principles consistently applied) by (ii) the average number of shares of Common Stock outstanding during the three-month period immediately preceding such date (assuming in each of (i) and (ii) that holders of all securities convertible into or exercisable or exchangeable for Common Stock had been converted at the beginning of such three-month period).

                  (c) The term "Event of Conversion" shall mean (i) the consummation of a firm commitment underwritten public offering (a "Public Offering") of shares of Common Stock of the Corporation pursuant to the Securities Act of 1933, as amended, (A) at a selling price per share of Common Stock (as constituted on the date hereof) of not less than $30 (the "Trigger Price") and (B) which results in aggregate net cash proceeds to the Corporation of not less than $5,000,000, or (ii) at any time after the Common Stock is listed or admitted for trading on any national securities exchange or is reported by NASDAQ, the daily closing price on any such exchange or the last reported bid price as reported by NASDAQ, as the case may be, shall be not less than $60 per share of Common Stock for any 20 consecutive trading days.

                  (d) The term "Event of Election" shall mean the occurrence, so long as any shares of Preferred Stock are outstanding, of a default in a payment pursuant to Section 8.8 of the Purchase Agreement, a default in any Requested Redemption Payment or a default of any four payments when payable of dividends on the Preferred Stock pursuant to Section A.1(a) of this Article.

                  (e) The term "Event of Redemption" shall mean such time as either Joseph D. Bohr, Stephen L. Phelps or William H. Cassels is no longer functioning as the President of the Corporation in accordance with the duties of such office as set forth in the By-laws of the Corporation in effect on the Original Issuance Date, any such determination to be made in good faith by the holders of 50% of the Preferred Stock at the time outstanding.

                  (f) The term "Full Cumulative Dividends" shall mean (whether or not in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends at the full rate fixed for the Preferred Stock as provided herein for the period of time elapsed from the Original Issuance Date to the date as of which Full Cumulative Dividends are to be computed.

                  (g) The term "Junior Stock" shall mean the Common Stock and any other class of capital stock of the Corporation ranking as to payment of dividends and distributions of assets and upon liquidation junior to the Preferred Stock.

                  (h) The term "Original Issuance Date" shall mean the date of original issuance of the first share of Preferred Stock.

                  (i) The term "Purchase Agreement" shall mean the Purchase Agreement dated on or about October 12, 1984, among the Corporation and the investors named therein relating to the issue and sale of the Preferred Stock.

B.   COMMON STOCK

            1. VOTING. Each holder of shares of Common Stock shall be entitled to one vote for each share of Common Stock held on all matters as to which holders of Common Stock shall be entitled to vote. In any election of directors, no holder of Common Stock shall be entitled to cumulate his votes by giving one candidate more than one vote per share.

            2. OTHER RIGHTS. Each share of Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Common Stock unless the same dividend is paid on all shares of Common Stock outstanding at the time of such payment; PROVIDED, HOWEVER, no dividends shall be paid on shares of Common Stock so long as any shares of Preferred Stock are outstanding. Except for and subject to those rights expressly granted to the holders of the Preferred Stock, or except as may be provided by the laws of the State of Delaware, the holders of Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when and as declared by the Board of Directors of the Corporation out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding-up of the Corporation or otherwise, the right to receive ratably and equally all the assets and funds of the Corporation remaining after the payment to the holders of the Preferred Stock of the specific amounts which they are entitled to receive upon such liquidation, dissolution or winding-up of the Corporation as herein provided.

                                    ARTICLE V

            Subject to Section A.4(e)(viii) of Article IV, the Board of Directors is authorized to make, alter or repeal the By-laws of the Corporation. Election of directors need not be by ballot.

                                   ARTICLE VI

            The name and mailing address of the incorporator is:

                        L. M. Curtis
                        100 West Tenth Street
                        Wilmington, Delaware  19801


            We, THE UNDERSIGNED, Chairman of the Board and Secretary of National Healthcare, Inc., for the purpose of restating the Restated Certificate of Incorporation of said National Healthcare, Inc., do make this certificate, hereby declaring and certifying that this Restated Certificate of Incorporation was adopted by the written consent of a majority of the stockholders of National Healthcare, Inc. in accordance with the provisions of
Section 228 of the General Corporation Law of Delaware and written notice has been given to those stockholders of National Healthcare, Inc. who have not consented in writing in accordance with said Section 228, and further that this instrument is our act and deed and that the facts herein stated are true. Accordingly, we have hereunto set our hands and seals this 11th day of October, 1984.


                                    /s/ Stephen L. Phelps
                                    -------------------------------------
                                    Stephen L. Phelps, Chairman

            [Seal]
                                    /s/ William R. Wayland, Jr.
                        Attest:     -------------------------------------
                                    William R. Wayland, Jr., Secretary

                                State of Delaware

                        Office of the Secretary of State

                        _________________________________



      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RESTATED CERTIFICATE OF INCORPORATION OF "NATIONAL HEALTHCARE, INC." FILED IN THIS OFFICE ON THE THIRD DAY OF APRIL, A.D. 1985, AT 1 O'CLOCK P.M.






                              /s/ William T. Quillen
            [Seal]            -------------------------------------
                              William T. Quillen, Secretary of State

                              AUTHENTICATION: *4029419

                                            DATE: 08/24/1993

932365191

                                 735093034                 1 PM
                                                           FILED
                                                           APR 3 1985
                                                           /s/ Michael Harkin
                                                           Secretary of State


                                 SECOND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            NATIONAL HEALTHCARE, INC.

                   ORIGINALLY INCORPORATED ON OCTOBER 20, 1981
                          (PURSUANT TO SECTION 242-245)


                                    ARTICLE I

            The name of the corporation is: NATIONAL HEALTHCARE, INC.

                                   ARTICLE II

            The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle 19301. The name of its registered agent at such address is The Corporation Trust Company.


                                   ARTICLE III

            The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.


                                   ARTICLE IV

            The total number of shares of all classes of stock which the Corporation shall have authority to issue is 1,916,606 shares, consisting of
(a) 273,750 shares of Convertible Preferred Stock, $.01 par value (the "Preferred Stock"), (b) 1,500,000 shares of Class A Common Stock, no par value (the "Class A Common Stock"), and (c) 142,856 shares of Class B Common Stock, $.01 par value (the "Class B Common Stock", and the Class A Common Stock and the Class B Common Stock being sometimes hereinafter collectively referred to as the "Common Stock).

            The designations, powers, preferences, and relative, participating, optional or other special rights, and the qualifications, limitations and restrictions thereof in respect of the Preferred Stock and the Common Stock are as follows:

 A.   PREFERRED STOCK

            1. DIVIDENDS. (a) In each year occurring after the third anniversary date of the Preferred Original Issuance Date (as defined in Section A.6 of this Article) the holder of each share of Preferred Stock shall be entitled to receive, before any dividends shall be declared and paid upon or set aside for the Junior Stock (as defined in Section A.6 of this Article) in any such year, when and as declared by the Board of Directors of the Corporation, out of funds legally available for that purpose, dividends in cash at the rate of $1.80 per annum per share (calculated on the basis of a year of 360 days comprised of 12 30 day months), payable quarterly on January 1, April 1, July 1 and October 1 of each year, or if such day shall not be a business day, on the next succeeding business day, any such dividend payment date being hereinafter referred to as a "Dividend Payment Date"). Dividends on shares of Preferred Stock shall be cumulative from the third anniversary date of the Preferred Original Issuance Date (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that, if at any time Full Cumulative Dividends (as defined in said Section A.6.) upon the Preferred Stock shall not have been paid or declared and a sum sufficient for payment thereof set apart, the amount of the deficiency in such dividends shall be fully paid (but without interest) or dividends in such amount shall have been declared on the shares of the Preferred Stock and a sum sufficient for the payment thereof shall have been set apart for such payment, before any dividend shall be declared or paid or any other distribution ordered or made upon any Junior Stock (other than a dividend payable in such Junior Stock) and before any sum or sums shall be set aside for or applied to the purchase (except in accordance with the 1984 Purchase Agreement (as defined in Section A.6 of this Article)) or redemption of any shares of any Junior Stock. All dividends declared upon the Preferred Stock and any other class of stock ranking on a parity as to dividends with such Preferred Stock (with respect to dividends the Preferred Stock shall rank on a parity with the Class B Common Stock and senior to the Junior Stock) shall be declared PRO RATA per share. Holders of shares of Preferred Stock shall not be entitled to any dividends, whether payable in cash, property or stock, in excess of the Full Cumulative Dividends at the rate set forth above. All payments due under this Section A.1(a) to any holder of shares of Preferred Stock shall be made to the nearest cent.

                  (b) In the event that the Corporation shall fail to make a full payment in cash of dividends as provided in Section A.1(a) above on any Dividend Payment Date, then, at the option of any record holder of Preferred Stock on such Dividend Payment Date, the Corporation shall pay such dividend by delivery to such holder of that number of shares of Class A Common Stock (rounded to the nearest number of full shares) equal to the quotient obtained by dividing (i) the product obtained by multiplying (A) the number of shares of Preferred Stock owned by such holder on such Dividend Payment Date by (B) 1.8, by (ii) the Book Value Per Common Share (as defined in Section A.6 of this Article). Such option may be exercised upon written notice, sent by first-class certified mail, return receipt requested, to the Corporation not more than 60 days after the Dividend Payment Date with respect to which such dividend was not paid in full. Within 10 days after receipt of such notice, the Corporation shall issue and deliver to such holder, to the place designated by such holder, a certificate or certificates for the full number of shares of Class A Common Stock to which such holder is entitled.

            2. RIGHTS ON LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any liquidation, dissolution or winding-up of the Corporation, the holders of shares of Preferred Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment shall be made to the holders of any Junior Stock (with respect to rights on liquidation, dissolution or winding up of the Corporation, the Preferred Stock shall rank on a parity with the Class B Common Stock and senior to the Junior Stock), an amount equal to the Liquidation Preference (as hereinafter defined), plus Accrued Dividends (as defined in Section A.6. of this Article), if any, to the date of payment. If upon any liquidation, dissolution or winding-up of the Corporation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Preferred Stock the full amounts to which they respectively shall be entitled, the holders of shares of Preferred Stock shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. In the event of any liquidation, dissolution or winding-up of the Corporation, after payment shall have been made to the holders of shares of Preferred Stock and shares of capital stock ranking on a par with the Preferred Stock of the full amount to which they shall be entitled as aforesaid, the holders of capital stock of the Corporation shall be entitled, to the exclusion of the holders of shares of Preferred Stock, to share, according to their respective rights and preferences, in all remaining assets of the Corporation available for distribution to its stockholders. The merger or consolidation of the Corporation into or with another corporation or the merger or consolidation of any other corporation into or with the Corporation (in which consolidation or merger the stockholders of the Corporation receive distributions of cash or securities as a result of such consolidation or merger), or the sale or other disposition of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding-up of the Corporation (an "Event of Liquidation"). The Liquidation Preference per share of Preferred Stock shall be $26 from the Preferred Original Issuance Date to and including the first anniversary date thereof, $34 thereafter to and including the second anniversary date of the Preferred Original Issuance Date, $40 thereafter to and including the third anniversary date of the

Preferred Original Issuance Date, $41.52 thereafter to and including the seventh anniversary date of the Preferred Original Issuance Date, $46.09 thereafter to and including the eighth anniversary date of the Preferred Original Issuance Date and $51.16 at all times thereafter. The Liquidation Preference shall be subject to equitable adjustment for a split-up, subdivision, a combination of shares of Preferred Stock or similar event. Anything contained in this Section A.2. to the contrary notwithstanding, each holder of shares of Preferred Stock shall have the right to convert all or any part of the shares of Preferred Stock held by such holder as herein provided into shares of Class A Common Stock pursuant to Section A.5. of this Article in lieu of receiving the Liquidation Preference in connection with any Event of Liquidation.

            3.    REDEMPTION.

            3.1. OPTIONAL REDEMPTION. (a) Subject to Section A.3.1(f) below, at any time, or from time to time, and so long as any shares of Preferred Stock shall be outstanding, the Corporation may, at the option of the Board of Directors of the Corporation, redeem the whole or any part of such outstanding shares of Preferred Stock at an amount per share (the "Optional Redemption Price") determined as set forth below (plus Accrued Dividends, if any, to the date fixed for redemption of the shares of Preferred Stock to be so redeemed (each such date being hereinafter referred to as an "Optional Redemption Date")):

                                                             Optional
                                                            Redemption
           Period                                              Price
           ------                                           -----------

From the Preferred Original Issuance Date                      $26.00
to and including the first
anniversary date thereof


Thereafter to and including the second                         $34.00
anniversary date of such Original
Issuance Date


Thereafter to and including the third                          $40.00
anniversary date of such Original
Issuance Date


Thereafter to and including the seventh                        $41.52
anniversary date of such Original
Issuance Date


Thereafter to and including the eighth                         $46.05
anniversary date of such Original
Issuance Date


At all times thereafter                                        $51.16


                  (b) The total sum payable per share of Preferred Stock on any Optional Redemption Date is hereinafter referred to as the "Redemption Price", and any payment to be made on an Optional Redemption Date is hereinafter referred to as a "Redemption Payment".

                  (c) On or after any Optional Redemption Date (unless default shall be made by the Corporation in the payment of the applicable Redemption Price as hereinafter provided, in which event such rights shall be exercisable until such default is cured), all rights in respect of the shares of Preferred Stock to be redeemed, except the right to receive the applicable Redemption Price as hereinafter provided, shall cease and terminate; and such shares shall not longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

                  (d) If less than all the shares of Preferred Stock at any time outstanding are to be redeemed pursuant to Section A.3.1(a) hereof, such redemption shall be made PRO RATA with respect to such shares in the manner prescribed by the Board of Directors. Thirty days' notice by the Corporation of every Optional Redemption Date shall be sent by first-class, certified mail, return receipt requested, postage prepaid, by the Corporation to the holders of shares of Preferred Stock to be so redeemed at their respective addresses as the same shall appear on the books of the Corporation. At any time on or after an Optional Redemption Date, each holder of shares of Preferred Stock so to be redeemed shall be entitled to receive the Redemption Price upon actual delivery to the Corporation or its agent of the certificates representing the shares of Preferred Stock so to be redeemed.

                  (e) The Corporation will not, and will not permit any subsidiary of the Corporation to, purchase or acquire any shares of Preferred Stock otherwise than pursuant to the terms of this Section A.3.1, Section
A.3.2 of this Article, Section 8.8 of the 1984 Purchase Agreement (as defined in Section A.6 of this Article) or pursuant to an offer made on the same terms to all holders of Preferred Stock at the time outstanding.

                  (f) Anything contained in this Section A.3.1 to the contrary notwithstanding, each holder of shares of Preferred Stock to be redeemed in accordance with this Section A.3.1 shall have the right, exercisable at any time up to the close of business on the Optional Redemption Date (unless default shall be made by the Corporation in the payment of the Redemption Price as herein provided, in which event such right shall be exercisable until such default is cured), to convert all or any part of the shares of Preferred Stock held by such holder as herein provided into shares of Class A Common Stock pursuant to Section A.5 of this Article. If, and to the extent, any shares of Preferred Stock so entitled to redemption are converted into shares of Class A Common Stock by the holders thereof prior to the close of business on the Optional Redemption Date, the total number of shares of Preferred Stock otherwise to be redeemed on such Optional Redemption Date shall be recalculated as if such shares so converted had never been outstanding.

                  3.2   REQUESTED REDEMPTION.  (a)  Subject to Section
A.3.2(d) below, at any time there shall exist an Event of Redemption (as defined in Section A.6 of this Article), and so long as any shares of Preferred Stock shall be outstanding, the Corporation shall (unless otherwise prevented by law) redeem, at the option of any holder or holders or Preferred Stock, all (or such lesser number as specified by any such holder in the written notice referred to below) of such holder's shares of Preferred Stock then outstanding. Such option shall be exercised upon 30 days' written notice (a "Requested Redemption Notice") to the Corporation by any holder or holders of Preferred Stock, which notice shall state such holder's intention to exercise the redemption option set forth herein and the number of shares of Preferred Stock sought to be redeemed (any such date being hereinafter referred to as a "Requested Redemption Date"). Within five days after receipt of any Requested Redemption Notice, the Corporation shall notify all other holders of Preferred Stock and/or Class B Common Stock of such Notice and each such holder shall have the right, exercisable by written notice to the Corporation within 10 days after receipt of such notice from the Corporation, to request that all of such holder's shares of Preferred Stock and/or Class B Common Stock, as the case may be (or such lesser number as specified in such written notice to the Corporation) be redeemed by the Corporation on the Requested Redemption Date. The amount per share of Preferred Stock at which the shares of Preferred Stock are to be redeemed pursuant to this Section A.3.2(a) on any Requested Redemption Date by the Corporation shall be an amount equal to the Optional Redemption Price at the time in effect, plus Accrued Dividends, if any, to such Redemption Date. The total sum payable per share of Preferred Stock on any Requested Redemption Date is hereinafter referred to as the "Requested Redemption Price," and any payment to be made is hereinafter referred to as the "Requested Redemption Payment", as to any holder of Preferred Stock.

                  (b) On and after any Requested Redemption Date (unless default shall be made by the Corporation in the payment of the applicable Requested Redemption Price as hereinafter provided, in which event such rights shall be exercisable until such default is cured), all rights in respect of the shares of Preferred Stock to be redeemed, except the right to receive the applicable Requested Redemption Price as hereinafter provided, shall cease and terminate; and such shares shall not longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

                  (c) Notice of any exercise of the redemption option pursuant to this Section A.3.2 shall be sent by first-class certified mail, return receipt requested, postage prepaid, to the Corporation. At any time on or after the Requested Redemption Date, the holders of record of shares of Preferred Stock requesting such Preferred Stock to be redeemed on such Requested Redemption Date in accordance with this Section A.3.2 shall be entitled to receive the applicable Requested Redemption Price upon actual delivery to the Corporation or its agents of the certificates representing the shares to be redeemed. If upon any redemption the assets of the Corporation available for redemption shall be insufficient to pay the holders of the shares of Preferred Stock and/or Class B Common Stock, as the case may be, the full amounts to which they shall be entitled, the holders of shares of Preferred Stock and/or Class B Common Stock, as the case may be, requesting redemption shall share ratably in any such redemption according to the respective amounts which would be payable in respect of such shares requested to be redeemed by the holders thereof if all amounts payable on or with respect to such shares were paid in full (the respective amounts for the Class B Common Stock being set forth in Section B.3 of this Article).

                  (d) Anything contained in this Section A.3.2. to the contrary notwithstanding, the holders of shares of Preferred Stock shall have the right, exercisable at any time up to the close of business on the Preferred Redemption Date (unless default shall be made by the Corporation in the payment of the Preferred Redemption Price as herein provided, in which event such right shall be exercisable until such default is cured), to convert all or any part of such shares requested by such holder to be redeemed as herein provided into share of Common Stock pursuant to Section A.5 of this Article. If, and to the extent, any shares of Preferred Stock so entitled to redemption are converted into shares of Class A Common Stock by the holders thereof prior to the close of business on the Preferred Redemption Date, the total number of shares of Preferred Stock otherwise to be redeemed on such Preferred Redemption Date shall be reduced by the number of shares of Preferred Stock so converted.

            4. VOTING. (a) In addition to the rights specified in Section A.4(b), (c) and (e) below and any other rights provided in the Corporation's By-laws or by law, each share of Preferred Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Class A Common Stock (including any fraction to one decimal place) into which each share of Preferred Stock is then convertible, entitled to vote on all matters as to which holders of Class A Common Stock shall be entitled to vote, in the same manner and with the same effect as such holders of Class A Common Stock, voting together with the holders of Class A Common Stock as one class.

                  (b) In addition to the rights specified in Section A.4(a) above, (i) the holders of a majority in voting power of the Preferred Stock, voting separately as one class, shall have the exclusive and special right at all times to elect two directors to the Board of Directors of the Corporation, and (ii) the holders of a majority in voting power of the Preferred Stock and the Class B Common Stock, voting separately together as a single class, upon the occurrence of an Event of Election (as defined in Section A.6. below), to elect four directors to the Board of Directors of the Corporation. The special and exclusive right of the holders of Preferred Stock and Class B Common Stock, voting separately as one class, set forth in clause (ii) of this Section A.4(b) to elect four directors to the Board of Directors of the Corporation shall continue until the Event of Election which gave rise to such right has been cured by the Corporation, subject to the revesting thereof upon the occurrence of each and every Event of Election subsequent thereto. In any election of directors pursuant to this Section A.4(b), each holder of shares of Preferred Stock shall be entitled to one vote for each share of Preferred Stock shall be entitled to one vote for each share of Preferred Stock held and no holder of Preferred Stock shall be entitled to cumulate his votes by giving one candidate more than one vote per share. The special and exclusive voting right of the holders of the Preferred Stock and/or the Class B Common Stock, as the case may be, voting separately as one class, contained in this Section A.4(b) may be exercised either at a special meeting of the holders of Preferred Stock and/or Class B Common Stock, as the case may be, called as provided below, or at any annual or special meeting of the shareholders of the Corporation, or by written consent of such holders in lieu of a meeting. The directors to be elected by the holders of the Preferred Stock and/or Class B Common Stock, as the case may be, voting separately as one class, pursuant to this Section A.4(b), shall serve for terms extending from the date of their election and qualification until the time of the next succeeding annual meeting of shareholders and until their successors have been elected and qualified; PROVIDED, HOWEVER, that the term of additional directors elected pursuant to Section A.4(b)(ii) shall terminate at such time as the Event of Election which gave rise to such right of election shall have been cured by the Corporation.

                  (c) If at any time any directorship to be filled by the holders of Preferred Stock and/or Class B. Common Stock, as the case may be, voting separately as one class, pursuant to Section A.4(b) above, has been vacant for a period of 10 days, the Secretary of the Corporation shall, upon the written request of the holders of record of shares representing at least 25% of the voting power of the Preferred Stock and/or Class B Common Stock, as the case may be, then outstanding, call a special meeting of the holders of Preferred Stock and/or Class B Common Stock, as the case may be, for the purpose of electing a director or directors to fill such vacancy or vacancies. Such meeting shall be held at the earliest practicable date at such place as is specified in or determined in accordance with the By-laws of the Corporation. If such meeting shall not be called by the Secretary of the Corporation within 10 days after personal service of said written request on him, then the holders of record of shares representing at least 25% of the voting power of the Preferred Stock and/or Class B Common Stock, as the case may be, then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of shareholders and shall be held at such specified place. Any holder of the Preferred Stock and/or Class B Common Stock, as the case may be, so designated shall have access to the stock books of the Corporation for the purpose of calling a meeting of the stockholders pursuant to these provisions.

                  (d) At any meeting held for the purpose of electing directors at which the holders of Preferred Stock and/or Class B Common Stock, as the case may be, shall have the right, voting separately as one class, to elect directors as provided in Section A.4(b) above, the presence, in person or by proxy, of the holders of record of shares representing at least 51% of the voting power of the Preferred Stock and/or Class B Common Stock, as the case may be, then outstanding shall be required to constitute a quorum of the Preferred Stock and/or Class B Common Stock, as the case may be, for such election. At any such meeting or adjournment thereof, the absence of such a quorum of the Preferred Stock and/or Class B Common Stock, as the case may be, shall not prevent the election of directors other than the director or directors to be elected by holders of Preferred Stock and/or Class B Common Stock, as the case may be, voting separately as one class, pursuant to Section A.4(b) above, and the absence of a quorum for the election of such other directors shall not prevent the election of the director or directors to be elected by the holders of Preferred Stock and/or Class B Common Stock, as the case may be, voting separately as one class, pursuant to Section A.4(b) above, and in the absence of either or both of such quorums, the holders of record of shares representing at least 51% of the voting power present in person or by proxy of the class of stock which lacks a quorum shall have power to adjourn the meeting for the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting. A vacancy in the directorships to be elected by the holders of the Preferred Stock and/or Class B Common Stock, as the case may be, pursuant to Section A.4(b) above, may be filled only by vote or written consent in lieu of a meeting of the holders of at least 51% of the voting power of the Preferred Stock and/or Class B Common Stock, as the case may be.

                  (e) the Corporation shall not, without the affirmative consent or approval of the holders of shares representing at least 60% of the voting power of the Preferred Stock then outstanding, acting separately as one class, given by written consent in lieu of a meeting or by vote at a meeting called for such purpose for which notice shall have been given to the holders of the Preferred Stock, (i) sell, lease, transfer or otherwise dispose of any of the properties or assets which, individually or in the aggregate as to all such transactions occurring after the Original Issuance Date, represent in excess of 33-1/3% of the total assets of the Corporation on the date of any such transaction (determined in accordance with generally accepted accounting principles), unless the proceeds thereof are applied, in order of priority, FIRST, to the reduction of indebtedness of the Corporation for borrowed money, and, SECOND, to a redemption, in whole or in part, of the Preferred Stock pursuant to Section A.3.1(a) of this Article, (ii) declare or pay any dividends on, or make any distribution of cash or other property or both with respect to (whether by way of reduction of capital or otherwise), any shares of Junior Stock (other than dividends payable solely in shares of Junior Stock or stock splits), (iii) redeem, retires, purchase or otherwise acquire, directly or indirectly, for value or set apart any sum therefor, any shares of Junior Stock, (iv) except as permitted by clause (vii) below, merge or consolidate with or into, or permit any subsidiary to merge or consolidate with or into, any other corporation, corporations or other entity or entities, except when the holders of Preferred Stock are entitled to receive payment as provided in Section A.2 of this Article, (v) voluntarily dissolve, liquidate, or wind-up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution, (vi) in any manner alter or change the designations or the powers, preferences or rights, or the qualifications, limitations or restrictions of the Preferred Stock, (vii) except as permitted by Section 8.3.6 of the Purchase Agreement, purchase or otherwise acquire (whether by purchase or lease of assets, capital stock or by merger or consolidation), or permit any subsidiary to so purchase or otherwise acquire, any material tangible or intangible assets which represent all or a substantial part of the assets of any other person or entity or (viii) alter, amend or repeal the By-laws of the Corporation as in effect on the original Issuance Date which in any manner affects the rights of the holders of the Preferred Stock.

            5. CONVERSION. (a) Except as to shares of Preferred Stock to be redeemed in accordance with Section A.3 of this Article which may only be converted up to the close of business on the respective Redemption Date (unless default shall be made by the Corporation in the payment of the respective Redemption Price so provided in said Section A.3, in which event such right to convert shall be exercisable until such default is cured), the holder of any shares of Preferred Stock shall have the right, at such holder's option, at any time or from time to time convert any or all of such holder's shares of Preferred Stock into such whole number of fully paid and nonassessable shares of Class A Common Stock as $20 multiplied by the number of shares of Preferred Stock being converted is a multiple of the Preferred Conversion Price (as last adjusted and then in effect) for the shares of Preferred Stock being converted by surrender of the certificates representing the shares of Preferred Stock so to be converted in the manner provided in Section A.5(b) below. The Preferred Conversion Price per share at which shares of Class A Common Stock shall be issuable upon conversion of shares of Preferred Stock pursuant to this Section A.5(a) shall be $20; PROVIDED, HOWEVER, that such Preferred Conversion Price shall be subject to adjustment as set forth in Section A.5(e) below. The holder of any shares of Preferred Stock exercising the aforesaid right to convert such shares into shares of Class A Common Stock shall be entitled to payment of Accrued Dividends.

                  (b) Upon the occurrence of an Event of Conversion (as defined in Section A.6 of this Article), all shares of Preferred Stock then outstanding shall, by virtue of, and simultaneously with, the occurrence of the Event of Conversion and without any action on the part of the holders thereof, be deemed automatically converted into such whole number of fully paid and non-assessable shares of Class A Common Stock as $20 multiplied by the number of shares of Preferred Stock being converted is a multiple of the Preferred Conversion Price (as last adjusted and then in effect) for the shares of Preferred Stock being converted. The Preferred Conversion Price upon conversion at which shares of Class A Common Stock shall be issuable upon conversion of shares of Preferred Stock pursuant to this Section A.5(b) shall be $20; PROVIDED, HOWEVER, that such Preferred Conversion Price shall be subject to adjustment as set forth in Section A.5(e) below and shall be further adjusted by a reduction of $1.00 for each $1.50 that the Trigger Price (as defined in Section A.6 of this Article) in connection with a Public Offering (as defined in Section A.6 of this Article) is below (i) $40, in the event of an Event of Conversion occurring prior to the 30 months after the Original Issuance Date or (ii) $60, at any time thereafter. The holder of any shares of Preferred Stock converted into shares of Class A Common Stock pursuant to this Section A.5(b) shall be entitled to payment of Accrued Dividends.

                  (c) The holder of any shares of Preferred Stock may exercise the conversion right pursuant to Section A.5(a) above by delivering to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Preferred Stock or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that such holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Class A Common Stock are to be issued. Conversion shall be deemed to have been effected with respect to conversion under Section A.5(a) above, on the date when the aforesaid delivery is made, and such date is referred to herein as the "Conversion Date". As promptly as practicable thereafter the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Class A Common Stock to which such holder is entitled and a check or cash in respect of any fractional interest in a share of Class A Common Stock, as provided in Section A.5(d) below, payable with respect to the shares of Preferred Stock so converted up to and including the Conversion
Date. The person in whose names the certificate or certificates for Class A Common Stock are to be issued shall be deemed to have become a stockholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event such holder shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open, but the Preferred Conversion Price shall be that in effect on the Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Preferred Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Preferred Stock representing the unconverted portion of the certificate so surrendered, which new certificate shall entitle the holder thereof to dividends on the shares of Preferred Stock represented thereby to the same extent as if the certificates theretofore covering such unconverted shares had not been surrendered for conversion.

                  (d) No fractional shares of Class A Common Stock or scrip shall be issued upon conversion of shares of Preferred Stock. If more than one share of Preferred Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Class A Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Preferred Stock so surrendered. Instead of any fractional shares of Class A Common Stock which would otherwise be issuable upon conversion of any shares of Preferred Stock the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then Current Market Price (as hereinafter defined) of a share of Class A Common Stock multiplied by such fractional interest. Fractional interests shall not be entitled to dividends, and the holders of fractional interests shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interest.

                  (e) The Preferred Conversion Price shall be subject to adjustment from time to time as follows:

                        (i) If the Corporation shall at any time or from time to time after the Original Issuance Date, issue any shares of Class A Common Stock other than Excluded Stock (as hereinafter defined) without consideration or for a consideration per share less than the Preferred Conversion Price in effect immediately prior to the issuance of such Class A Common Stock, the Preferred Conversion Price in effect immediately prior to each such issuance shall forthwith (except as provided in this clause (i)) be lowered to a price equal to the quotient obtained by dividing

                  (A)  an amount equal to the sum of

                        (1) the total number of shares of Class A Common Stock outstanding (including any shares of Class A Common Stock deemed to have been issued pursuant to subdivision (C) of this clause (i) and to clause (ii) below (it being understood that the shares of Class A Common Stock issuable upon conversion of the Preferred Stock and Class B Common Stock shall be deemed to be outstanding for all purposes of the computation required in this clause (i)) immediately prior to such issuance multiplied by the Preferred Conversion Price in effect immediately prior to such issuance, plus

                        (2) the consideration received by the Corporation upon such issuance,

            by

                  (B) the total number of shares of Class A Common Stock outstanding (including any shares of Class A Common Stock deemed to have been issued pursuant to subdivision (C) of this clause (i) and to clause (ii) below (it being understood that the shares of Class A Common Stock and the Class B Common Stock issuable upon conversion of the Preferred Stock shall be deemed to be outstanding for all purposes of the computation required in this clause (i)) immediately after the issuance of such Class A Common Stock.

For the purposes of any adjustment of the Preferred Conversion Price pursuant to this clause (i), the following provisions shall be applicable:

                  (A) In the case of the issuance of Class A Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                  (B) In the case of the issuance of Class A Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Corporation, irrespective of any accounting treatment; PROVIDED, HOWEVER, that the aggregate fair market value of such non-cash and cash consideration shall not exceed the Current Market Price (as hereinafter defined) of the shares of Class A Common Stock being issued.

                  (C) In the case of the issuance of (i) options to purchase or rights to subscribe for Class A Common Stock, (ii) securities by their terms convertible into or exchangeable for Class A Common Stock or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:

                        (1) the aggregate maximum number of shares of Class A Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Class A Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A) and (B) above with the proviso to subdivision (A) being applied to the number of shares of Class A Common Stock deliverable upon such exercise), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Class A Common Stock covered thereby;

                        (2) the aggregate maximum number of shares of Class A Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (A) and (B) above with the proviso to subdivision (A) being applied to the number of shares of Class A Common Stock deliverable upon such exercise);

                        (3) on any change in the number of shares or exercise
            price of Class A Common Stock deliverable upon exercise of any such options or rights or conversions of or exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, the Preferred Conversion Price shall forthwith be readjusted to such Preferred Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and

                        (4) on the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Preferred Conversion Price shall forthwith be readjusted to such Preferred Conversion Price as would have obtained had such options, rights, securities or options or rights related to such securities not been issued.

                  (ii) "Excluded Stock" shall mean shares of Class A Common Stock issued by the Corporation: (1) as a stock dividend or upon any stock split or other subdivision or combination of the outstanding shares of Class A Common Stock; (2) upon conversion of the Preferred Stock or Class B Common Stock at any time outstanding; (3) relating to an aggregate of up to 32,500 shares (as constituted on the Preferred Original Issuance Date) of Class A Common Stock (or options exercisable therefor) which subsequent to the Original Issuance Date may be issued or granted by the Corporation to officers, employees or directors of, or consultants to, the Corporation; (4) upon exercise stock subscription warrants issued pursuant to the 1984 Purchase Agreement; (5) upon exercise of stock subscription warrants dated the Preferred Original Issuance Date issued to Healthtech Investors II relating to an aggregate of up to 26,250 shares of Class A Common Stock (as constituted on the Preferred Original Issuance Date); and (6) upon exercise stock subscription warrants issued to Citibank, N.A. relating to an aggregate of up to 8,000 shares of Class A Common Stock (as constituted on the Preferred Original Issuance Date).

                  (iii) If, at any time after the Preferred Original Issuance Date, the number of shares of Class A Common Stock outstanding is increased by a stock dividend payable in shares of Class A Common Stock or by a subdivision or split-up of shares of Class A Common Stock, then, following the record date fixed for the determination of holders of Class A Common Stock entitled to receive such stock dividend, subdivision or split-up, the Preferred Conversion Price shall be appropriately decreased so that the number of shares of Class A Common Stock issuable on conversion of each share of Preferred Stock shall be increased in proportion to such increase in outstanding shares.

                  (iv) If, at any time after the Preferred Original Issuance Date, the number of shares of Class A Common Stock outstanding is decreased by a combination of the outstanding shares of Class A Common Stock, then, following the record date for such combination, the Preferred Conversion price shall be appropriately increased so that the number of shares of Class A Common Stock issuable on conversion of each share of Preferred Stock shall be decreased in proportion to such decrease in outstanding shares.

                  (v) In case, at any time after the Preferred Original Issuance Date, the Corporation shall declare a cash dividend upon its Class A Common Stock payable otherwise than out of earnings or shall distribute to holders of its Class A Common Stock shares of its capital stock (other than Class A Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Corporation or other persons, other assets or options or rights (excluding options to purchase and rights to subscribe for Class A Common Stock or other securities of the Corporation convertible into or exchangeable for Class A Common Stock), then, in each such case, immediately following the record date fixed for the determination of the holders of Class A Common Stock entitled to receive such dividend or distribution, the Preferred Conversion Price in effect thereafter shall be determined by multiplying the Preferred Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be an amount equal to the remainder of (x) the Current Market Price of one share of Class A Common Stock less (y) the fair market value as determined by a nationally recognized independent investment banking firm selected mutually by the holders of a majority of the voting power of the Preferred Stock then outstanding and the Corporation (or, if such election cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules), of the stock, securities, evidences of indebtedness, assets, options or rights so distributed in respect of one share of Class A Common Stock, and of which the denominator shall be such Current Market Price. Such adjustment shall be made on the date such dividend or distribution is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend or distribution.

                  (vi) In case, at any time after the Original Issuance Date, of any capital reorganization, or any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidation or merger in which the Corporation is the continuing corporation and which does not result in any change in the Class A Common Stock) or of the sale or other disposition of all or substantially all the properties and assets of the Corporation as an entirety to any other person, each share of Preferred Stock shall after such reorganization, reclassification, consolidation, merger, sale or other disposition be (unless, in the case of consolidation, merger, sale or other disposition, payment shall have been made to the holders of all shares of Preferred Stock of the full amount to which they shall have been entitled pursuant to Section A.2.) convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or otherwise disposed to which the holder of the number of shares of Class A Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or other disposition) upon conversion of such share would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or other disposition. The provisions of this Section A.5. shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or other dispositions.

           (vii) All calculations under this paragraph (e) shall be made to the nearest cent ($.01) or to the nearest one-tenth of a share, as the case may be.

          (viii) For the purpose of any computation pursuant to this Section A.5(e) or Section A.5(d) above, the Current Market Price at any date of one share of Class A Common Stock shall be deemed to be the average of the daily closing prices for the 30 consecutive business days ending no more than 15 days before the day in question (as adjusted for any stock dividend, split-up, combination or reclassification that took effect during such 30 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading (or if the Class A Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the average of the last reported bid and asked prices, as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") on such day, or if, on any day in question, the security shall not be quoted on the NASDAQ, then such price shall be equal to the last reported bid and asked prices on such day as reported by the National Quotation Bureau, Inc. or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.); PROVIDED, HOWEVER, that if the Class A Common Stock is not traded in such manner that the quotations referred to in this clause (ix) are available for the period required hereunder, the Current Market Price shall be determined by a nationally recognized independent investment banking firm selected mutually by the holders of a majority of the voting power of the Preferred Stock then outstanding and the Corporation (of, if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules).

            (ix) In any case in which the provisions of this Section A.5(e) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the holder of any share of Preferred Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section A.5(d) above; PROVIDED, HOWEVER, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

             (f) Whenever the Preferred Conversion Price shall be adjusted as provided in Section A.5(e) above, the Corporation shall forthwith file, at the office of the transfer agent for the Preferred Stock or at such other place as may be designated by the Corporation, a statement, signed by its independent certified public accountants, showing in detail the facts requiring such adjustment and the Preferred Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to each holder of shares of Preferred Stock at such holder's address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section A.5(g) below.

             (g) In the event the Corporation shall propose to take any action of the types described in clauses (i), (iii), (iv), (v) or (vi) of Section A.5(e) above, the Corporation shall give notice to each holder of shares of Preferred Stock, in the manner set forth in Section A.5(f) above, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Preferred Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Preferred Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposed action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

             (h) The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Preferred Stock; PROVIDED, HOWEVER, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Preferred Stock in respect of which such shares are being issued.

             (i) The Corporation shall reserve, free from preemptive rights, out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Preferred Stock sufficient shares to provide for the conversion of all outstanding shares of Preferred Stock.

             (j) All shares of Class A Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens or charges with respect thereto.

             6. DEFINITIONS. (a) The term "Accrued Dividends" shall mean Full Cumulative Dividends to the date of determination, less the amount of all dividends paid pursuant to Sections A.1(a) or (b) of this Article upon the relevant share of Preferred Stock.

             (b) The term "Book Value Per Common Share" shall mean, as of the date of calculation, the quotient obtained by dividing (i) total stockholder's equity of the Corporation and its consolidated subsidiaries attributable to the Class A Common Stock as of such date (as determined in accordance with generally accepted accounting principles consistently applied) by (ii) the average number of shares of Class A Common Stock outstanding during the three-month period immediately preceding such date (assuming in each of (i) and (ii) that holders of all securities convertible into or exercisable or exchangeable for Class A Common Stock had been converted or exercised at the beginning of such three-month period).

             (c) The term "Event of Conversion" shall mean (i) the consummation of a firm commitment underwritten public offering (a "Public Offering") of shares of Class A Common Stock of the Corporation pursuant to the Securities Act of 1933, as amended, (A) at a selling price per share of Class A Common Stock (as constituted on the Preferred Original Issuance Date) of not less than $30 (the "Trigger Price") and (B) which results in aggregate net cash proceeds to the Corporation of not less than $5,000,000, or (ii) at any time after the Class A Common Stock is listed or admitted for trading on any national securities exchange or is reported by NASDAQ, the daily closing price on any such exchange or the last reported bid price as reported by NASDAQ, as the case may be, shall be not less than $60 per share of Class A Common Stock for any 20 consecutive trading days.

             (d) The term "Event of Election" shall mean the occurrence, so long as any shares of Preferred Stock are outstanding, of a default in a payment pursuant to Section 8.8 of the 1984 Purchase Agreement, a default in any Requested Redemption Payment, such Section A.3 of this Article, a default of any four payments when payable of dividends on the Preferred Stock pursuant to Section A.1(a) of this Article or the occurrence of an "Event of Election" under Section B.6 of this Article.

             (e) The term "Event of Redemption" shall mean such time as either Joseph D. Bohr, Stephen L. Phelps or William H. Cassels is no longer functioning as the President of the Corporation in accordance with the duties of such office as set forth in the By-laws of the Corporation in effect on the Preferred

Original Issuance Date, any such determination to be made in good faith by the holders of 60% of each of the Preferred Stock and Class B Common Stock at the time outstanding.

             (f) The term "Full Cumulative Dividends" shall mean (whether or not in respect of which such term is sued there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends at the full rate fixed for the Preferred Stock as provided herein for the period of time elapsed from the Preferred Original Issuance Date to the date as of which Full Cumulative Dividends are to be computed.

             (g) The term "Junior Stock" shall mean the Class A Common Stock and any other class of capital stock of the Corporation ranking as to payment of dividends and distributions of assets and upon liquidation junior to the Preferred Stock.

             (h) The term "Preferred Original Issuance Date" shall mean the date of original issuance of the first share of Preferred Stock.

             (i) The term "1984 Purchase Agreement" shall mean the Purchase Agreement dated on or about October 12, 1984, as such Purchase Agreement may be amended in accordance with the terms and provisions thereof, among the Corporation and the investors named therein relating to the issue and sale of the Preferred Stock.


B.    CLASS B COMMON STOCK

             1. DIVIDENDS. (a) In each year occurring after the third anniversary date of the Class B Original Issuance Date (as defined in Section
B.6 of this Article) the holder of each share of Class B Common Stock shall be entitled to receive, before any dividends shall be declared and paid upon or set aside for the Junior Stock (as defined in Section B.6 of this Article) in any such year, when and as declared by the Board of Directors of the Corporation, out of funds legally available for that purpose, dividends in cash at the rate of $3.15 per annum per share (calculated on the basis of a year of 360 days comprised of 12 30 day months), payable quarterly on January
1, April 1, July 1 and October 1 of each year, of if such day shall not be a business day, on the next succeeding business day, any such dividend payment date being hereinafter referred to as a "Dividend Payment Date"). Dividends on shares of Class B Common Stock shall be cumulative from the third anniversary date of the Original Issuance Date (whether or not there shall be net profits or net assets of the Corporation legally available for the payment of such dividends), so that, if at any time Full Cumulative Dividends (as defined in said Section B.6.) upon the Class B Common Stock shall not have been paid or declared and a sum sufficient for payment thereof set apart, the amount of the deficiency in such dividends shall be fully paid (but without interest) or dividends in such amount shall have been declared on such shares of Class B Common Stock and a sum sufficient for the payment thereof shall have been set apart for such payment, before any dividend shall be declared or paid or any other distribution ordered or made upon any Junior Stock (other than a dividend payable in such Junior Stock) and before any sum or sums shall be set aside for or applied to the purchase (except in accordance with the 1985 Purchase Agreement (in each case as defined in Section B.6 of this Article), or redemption of any shares of any Junior Stock. All dividends declared upon the Class B Common Stock and any other class of stock ranking on a parity as to dividends with the Class B Common Stock (with respect to dividends the Class B Common Stock and Preferred Stock shall rank on a parity with each other) shall be declared PRO RATA per share. The holders of Class B Common Stock shall be entitled to participate with the Class A Common Stock with respect to any dividends, whether payable in cash, property or stock, after holders of Class A Common Stock receive dividends in an amount equal to Full Cumulative Dividends, PRO RATA per share (based upon the number of shares of Class A Common Stock into which shares of Class B Common Stock are then convertible). All payments due under this Section B.1(a) to any holder of shares of Class B Common Stock shall be made to the nearest cent.

             (b) In the event that the Corporation shall fail to make a full payment in cash of dividends as provided in Section B.1(a) above on any Dividend Payment Date, then, at the option of any record holder of Class B Common Stock on such Dividend Payment Date, the Corporation shall pay such dividend by delivery to such holder of that number of shares of Class A Common Stock (rounded to the nearest number of full shares) equal to the quotient obtained by dividing (i) the product obtained by multiplying (A) the number of shares of Class B Common Stock owned by such holder on such Dividend Payment Date by (B) 3.15, by (ii) the Book Value Per Common Share (as defined in Section B.6 of this Article). Such option may be exercised upon written notice, sent by first-class certified mail, return receipt requested, to the Corporation not more than 60 days after the Dividend Payment Date with respect to which such dividend was not paid in full. Within 10 days after receipt of such notice, the Corporation shall issue and deliver to such holder, to the place designated by such holder, a certificate or certificates for the full number of shares of Class A Common Stock to which such holder is entitled.

              2. RIGHTS ON LIQUIDATION, DISSOLUTION, WINDING-UP. In the event of any liquidation, dissolution or winding-up of the Corporation, the holders of shares of Class B Common Stock then outstanding shall be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders, whether from capital, surplus or earnings, before any payment shall be made to the holders of any Junior Stock, an amount equal to the respective Liquidation Amount (as hereinafter defined), plus Accrued Dividends (as defined in Section B.6. of this Article), if any, to the date of payment (with respect to rights on liquidation, dissolution or winding-up, the Class B Common Stock shall rank on a parity with the Preferred Stock and senior to the Class A Common Stock).
If upon any liquidation, dissolution or winding-up of the Corporation the assets of the Corporation available for distribution to its stockholders shall be insufficient to pay the holders of shares of Class B Common Stock and shares of capital stock ranking on a parity with the Class B Common Stock the full amounts to which they and shares of capital stock ranking on a parity with the Class B Common Stock shall be entitled, the holders of shares of Class B Common Stock and such other shares shall share ratably in any distribution of assets according to the respective amounts which would be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to said shares were paid in full. In the event of any liquidation, dissolution or winding-up of the Corporation, after payment shall have been made to the holders of shares of Class B Common Stock of the full amount to which they shall be entitled as aforesaid, and to holders of Class A Common Stock of an amount per share of Class A Common Stock equal to the Liquidation Amount, the holders of shares of Class B Common Stock shall participate PRO RATA with the Class A Common Stock in all remaining assets of the Corporation available for distribution to its stockholders (based upon the number of shares of Class A Common Stock into which shares of Class B Common Stock are then convertible). The merger or consolidation of the Corporation into or with another corporation or the merger or consolidation of any other corporation into or with the Corporation (in which consolidation or merger the stockholders of the Corporation receive distributions of cash or securities as a result of such consolidation or merger), or the sale or other disposition of all or substantially all the assets of the Corporation shall be deemed to be a liquidation, dissolution or winding-up of the Corporation (an "Event of Liquidation"). The Liquidation Amount per share of Class B Common Stock shall be $45.50 from the Class B Original Issuance Date to and including the first anniversary date thereof, $59.50 thereafter to and including the second anniversary date of such Original Issuance Date, $70.00 to and including the third anniversary date of such Original Issuance Date, $72.66 thereafter to and including the seventh anniversary date of such Original Issuance Date, $80.66 thereafter to and including the eight anniversary date of such Original Issuance Date and $89.53 at all times thereafter. The Liquidation Amount shall be subject to equitable adjustment for a split-up, subdivision, a combination of shares of the Class B Common Stock or similar event. Anything contained in this Section B.2 to the contrary notwithstanding, each holder of shares of Class B Common Stock shall have the right to convert all or any part of the shares of Class B Common Stock held by such holder as herein provided into shares of Class A Common Stock pursuant to Section A.5 of this Article in lieu of receiving the Liquidation Amount in connection with any Event of Liquidation.

              3.   REDEMPTION.

              3.1 OPTIONAL REDEMPTION. (a) Subject to Section B.3(h) below, at any time, or from time to time, and so long as any shares of Class B Common Stock shall be outstanding, the Corporation may, at the option of the Board of Directors of the Corporation, redeem the whole or any part of such outstanding shares of such Class B Common Stock at an amount per share (the "Optional Redemption Price") determined as set forth below (plus Accrued Dividends, if any, to the date fixed for redemption of the shares of such Class B Common Stock to be so redeemed (each such date being hereinafter referred to as an "Optional Redemption Date")):

                                                                  Optional
                                                                Redemption
                   Period                                         Price
                   ------                                         -----

From the respective Original Issuance                             $45.50
Date to and including the first anniversary date thereof

Thereafter to and including the second anni-                       $59.50
versary date of the Original Issuance Date

Thereafter to and including the third anni-                        $70.00
versary date of the Original Issuance Date

Thereafter to and including the seventh anni-                      $72.66
versary date of the Original Issuance Date

Thereafter to and including the eighth anni-                       $80.66
versary date of the Original Issuance Date

At all times thereafter                                            $89.53


              (b) The total sum payable per share of Class B Common Stock, as the case may be, on any Optional Redemption Date is hereinafter referred to as the "Redemption Price," and any payment to be made on an Optional Redemption Date is hereinafter referred to as a "Redemption Payment."

              (c) On and after any Optional Redemption Date (unless default shall be made by the Corporation in the payment of the applicable Redemption Price as hereinafter provided, in which event such rights shall be exercisable until such default is cured), all rights in respect of the shares of Class B Common Stock to be redeemed, except the right to receive the applicable Redemption Price as hereinafter provided, shall cease and terminate; and such shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

              (d) If less than all the shares of Class B Common Stock at any time outstanding are to be redeemed pursuant to Section B.3.1(a) hereof, such redemption shall be made PRO RATA with respect to such shares in the manner prescribed by the Board of Directors. Thirty days' notice by the Corporation of every Optional Redemption Date shall be sent by first-class, certified mail, return receipt requested, postage prepaid, by the Corporation to the holders of shares of Class B Common Stock to be so redeemed at their respective addresses as the same shall appear on the books of the Corporation. At any time on or after an Optional Redemption Date, each holder of shares of Class B Common Stock so to be redeemed shall be entitled to receive the Redemption Price upon actual delivery to the Corporation or its agent of the certificates representing the shares of Class B Common Stock so to be redeemed.

              (f) The Corporation will not, and will not permit any subsidiary of the Corporation to, purchase or acquire any shares of Class B Common Stock otherwise than pursuant to the terms of this Section B.3.1, Section B.3.2 of this Article, Section 8.7 of the 1985 Purchase Agreement (as defined in Section B.6 of this Article) or pursuant to an offer made on the same terms to all holders of Class B Common Stock at the time outstanding.

              (g) Anything contained in this Section B.3.1 to the contrary notwithstanding, each holder of shares of Class B Common Stock to be redeemed in accordance with this Section B.3.1 shall have the right, exercisable at any time up to the close of business on the Optional Redemption Date (unless default shall be made by the Corporation in the payment of the Redemption Price as herein provided, in which event such right shall be exercisable until such default is cured), to convert all or any part of the shares of Class B Common Stock held by such holder as herein provided into shares of Class A Common Stock pursuant to Section B.5 of this Article. If, and to the extent, any shares of Class B Common Stock so entitled to redemption are converted into shares of Class A Common Stock by the holders thereof prior to the close of business on the Optional Redemption Date, the total number of shares of Class B Common Stock otherwise to be redeemed on such Optional Redemption Date shall be recalculated as if such shares so converted had never been outstanding.

              3.2 REQUESTED REDEMPTION. (a) Subject to Section B.3.2(d) below, at any time there shall exist an Event of Redemption (as defined in Section B.6 of this Article) and so long as any shares of Class B Common Stock shall be outstanding, the Corporation shall (unless otherwise prevented by law) redeem, at the option of any holder or holders of Class B Common Stock, all (or such lesser number as specified by any such holder in the written notice referred to below) of such holder's shares of Class B Common Stock then outstanding. Such option shall be exercised upon 30 days' written notice (a "Requested Redemption Notice") to the Corporation by any holder or holders of Class B Common Stock, which notice shall state such holder's intention to exercise the redemption option set forth herein and the number of shares of Class B Common Stock sought to be redeemed (any such date being hereinafter referred to as a "Requested Redemption Date"). Within five days after receipt of any Requested Redemption Notice, the Corporation shall notify all other holders of Class B Common Stock and/or Preferred Stock of such Notice and each such holder shall have the right, exercisable by written notice to the Corporation within 10 days after receipt of such notice from the Corporation, to request that all of such holder's shares of Class B Common Stock and/or Preferred Stock (or such lesser number as specified in such written notice to the Corporation) be redeemed by the Corporation on the Requested Redemption Date. The amount per share of Class B Common Stock at which the shares of Class B Common Stock are to be redeemed pursuant to this Section B.3.2(a) on any Requested Redemption Date by the Corporation shall be an amount equal to the Optional Redemption Price at the time in effect, plus Accrued Dividends, if any, to such Redemption Date. The total sum payable per share of Class B Common Stock on any Requested Redemption Date is hereinafter referred to as the "Requested Redemption Price," and any payment to be made is hereinafter referred to as the "Requested Redemption Payment," as to any holder of Class B Common Stock.

              (b) On and after any Requested Redemption Date (unless default shall be made by the Corporation in the payment of the applicable Requested Redemption Price as hereinafter provided, in which event such rights shall be exercisable until such default is cured), all rights in respect of the shares of Class B Common Stock to be redeemed, except the right to receive the applicable Requested Redemption Price as hereinafter provided, shall cease and terminate; and such shares shall no longer be deemed to be outstanding, whether or not the certificates representing such shares have been received by the Corporation.

              (c) Notice of any exercise of the redemption option pursuant to this Section B.3.2 shall be sent by first-class certified mail, return receipt requested, postage prepaid, to the Corporation. At any time on or after the Requested Redemption Date, the holders of record of shares of Class B Common Stock requesting such Class B Common Stock to be redeemed on such Requested Redemption Date in accordance with this Section B.3.2 shall be entitled to receive the applicable Requested Redemption Price upon actual delivery to the Corporation or its agents of the certificates representing the shares to be redeemed. If upon any redemption the assets of the Corporation available for redemption shall be insufficient to pay the holders of the shares of Class B Common Stock and/or Preferred Stock the full amounts to which they shall be entitled, the holders of shares of Class B Common Stock and/or Preferred Stock requesting redemption shall share ratably in any such redemption according to the respective amounts which would be payable in respect of such shares requested to be redeemed by the holders thereof if all amounts payable on or with respect to such shares were paid in full (the respective amounts for the Preferred Stock being set forth in Section A.3 of this Article).

              (d) Anything contained in this Section B.3.2 to the contrary notwithstanding, the holders of shares of Class B Common Stock shall have the right, exercisable at any time up to the close of business on the Redemption Date (unless default shall be made by the Corporation in the payment of the Redemption Price as herein provided, in which event such right shall be exercisable until such default is cured), to convert all or any part of such shares requested by such holder to be redeemed as herein provided into shares of Class A Common Stock pursuant to Section B.5 of this Article. If, and to the extent, any shares of Class B Common Stock so entitled to redemption are converted into shares of Class A Common Stock by the holders thereof prior to the close of business on the Redemption Date, the total number of shares of Class B Common Stock otherwise to be redeemed on such Redemption Date shall be reduced by the number of shares of Class B Common Stock so converted.

              4. VOTING. (a) In addition to the rights specified in Sections B.4(b), (c), (e) and (f) below and any other rights provided in the Corporation's By-laws or by law, each share of Class B Common Stock shall entitle the holder thereof to such number of votes per share as shall equal the number of shares of Class A Common Stock (including any fraction to one decimal place) into which each share of Class B Common Stock is then convertible, entitled to vote on all matters as to which holders of Class A Common Stock shall be entitled to vote, in the same manner and with the same effect as such holders of Class A Common Stock, voting together with the holders of Class A Common Stock as one class.

              (b) In addition to the rights specified in Section B.4(a) above, (i) the holders of a majority in voting power of the Class B Common Stock, voting separately as one class, shall have the exclusive and special right (A) at all times to elect one director to the Board of Directors of the Corporation, and (B) upon the occurrence of an Earnings Event (as defined in Section B.6 of this Article), to elect two directors to the Board of Directors of the Corporation, and (ii) the holders of a majority in voting power of the Class B Common Stock and the Preferred Stock, voting separately together as a separate class, shall have the exclusive and special right, upon the occurrence of an Event of Election (as defined in Section B.6. of this Article), to elect four directors to the Board of Directors of the Corporation. The special and exclusive right of the holders of Class B Common Stock, and voting separately as one class, set forth in clause (ii) of this Section B.4(b) to elect four directors to the Board of Directors of the Corporation shall continue until the Event of Election which gave rise to such right has been cured by the Corporation, subject to the revesting thereof upon the occurrence of each and every Event of Election subsequent thereto. In any election of directors pursuant to this Section B.4(b), each holder of shares of Class B Common Stock shall be entitled to one vote for each share of Class B Common Stock held and no holder of Class B Common Stock shall be entitled to cumulate his votes by giving one candidate more than one vote per share. The special and exclusive right of the holders of the Class B Common Stock and/or Preferred Stock, as the case may be, voting separately as one class, contained in this Section B.4(b) may be exercised either at a special meeting of the holders of Class B Common Stock and/or Preferred Stock, as the case may be, called as provided below, or at any annual or special meeting of the shareholders of the Corporation, or by written consent of such holders in lieu of a meeting. The directors to be elected by the holders of the Class B Common Stock and/or Preferred Stock, as the case may be, voting separately as one class, pursuant to this Section B.4(b) and/or Section A.4(b) of this Article, shall serve for terms extending from the date of their election and qualification until the time of the next succeeding annual meeting of shareholders and until their successors have been elected and qualified; PROVIDED, HOWEVER, that the term of the additional directors (if any) elected pursuant to Section B.4(b)(ii) shall terminate at such time as the Event of Election which gave rise to such right of election shall have been cured by the Corporation.

              (c) If at any time any directorship to be filled by the holders of Class B Common Stock and/or Preferred Stock, as the case may be, voting separately as one class, pursuant to Section B.4(b) above and/or Section A.4(b) of this Article, has been vacant for a period of 10 days, the Secretary of the Corporation shall, upon the written request of the holders of record of shares representing at least 25% of the voting power of the Class B Common Stock and/or Preferred Stock, as the case may be, then outstanding, call a special meeting of the holders of Class B Common Stock and/or Preferred Stock, as the case may be, for the purpose of electing a director or directors to fill such vacancy or vacancies. Such meeting shall be held at the earliest practicable date at such place as is specified in or determined in accordance with the By-laws of the Corporation. If such meeting shall not be called by the Secretary of the Corporation within 10 days after personal service of said written request on him, then the holders of record of shares representing at least 25% of the voting power of the Class B Common Stock and/or Preferred Stock, as the case may be, then outstanding may designate in writing one of their number to call such meeting at the expense of the Corporation, and such meeting may be called by such person so designated upon the notice required for annual meetings of shareholders and shall be held at such specified place. Any holder of the Class B Common Stock and/or Preferred Stock, as the case may be, so designated shall have access to the stock books of the Corporation for the purpose of calling a meeting of the stockholders pursuant to these provisions.
              (d) At any meeting held for the purpose of electing directors at which the holders of Class B Common Stock and/or Preferred Stock, as the case may be, shall have the right, voting separately as one class, to elect directors as provided in Section

B.4(b) above and/or Section A.4(b) of this Article, the presence, in person or by proxy, of the holders of record of shares representing at least 51% of the voting power of the Class B Common Stock and/or Preferred Stock, as the case may be, then outstanding shall be required to constitute a quorum of the Class B Common Stock and/or Preferred Stock, as the case may be, for such election. At any such meeting or adjournment thereof, the absence of such a quorum of the Class B Common Stock and/or Preferred Stock, as the case may be, shall not prevent the election of directors other than the director or directors to be elected by holders of Class B Common Stock and/or Preferred Stock, as the case may be, voting separately as one class, pursuant to Section B.4(b) and/or Section A.4(b) of this Article, above, and the absence of a quorum for the election of such other directors shall not prevent the election of the director or directors to be elected by the holders of Class B Common Stock and/or Preferred Stock, as the case may be, voting separately as one class, pursuant to Section B.4(b) and/or Section A.4(b) of this Article, and in the absence of either or both of such quorums, the holders of record of shares representing at least 51% of the voting power present in person or by proxy of the class of stock which lacks a quorum shall have power to adjourn the meeting for the election of directors which they are entitled to elect from time to time without notice other than announcement at the meeting. A vacancy in the directorships to be elected by the holders of the Class B Common Stock and/or Preferred Stock, as the case may be, pursuant to Section A.4(b) above, may be filled only by vote or written consent in lieu of a meeting of the holders of at least 51% of the voting power of the Preferred Stock or a Series of Preferred Stock, as the case may be.

              (e) The Corporation shall not, without the affirmative consent or approval of the holders of shares representing at least 60% of the voting power of the Class B Common Stock then outstanding, acting separately as one class, given by written consent in lieu of a meeting or by vote at a meeting called for such purpose for which notice shall have been given to the holders of the Class B Common Stock, (i) sell, lease, transfer or otherwise dispose of any of the properties or assets which, individually or in the aggregate as to all such transactions occurring after the Original Issuance Date, represent in excess of 33-1/3% of the total assets of the Corporation on the date of any such transaction (determined in accordance with generally accepted accounting principles), unless the proceeds thereof are applied, in order of priority, FIRST, to the reduction of indebtedness of the Corporation for borrowed money, and, SECOND, to a redemption, in whole or in part, of the Class B Common Stock pursuant to Section B.3.1(a) of this Article, (ii) prior to March 15, 1990, sell, lease or transfer or otherwise dispose of all or substantially all of its properties or assets in any single transaction or series of related transactions, unless, as a result of any such transaction or transactions (a "Qualifying Transaction"), the holders of Class A Common Stock (assuming that holders of all securities convertible into or exercisable or exchangeable for Class A Common Stock had been converted, exercised or exchanged) will receive in cash not less than $105 per share (as constituted on the Class B Original Issuance Date) if such transaction occurs prior to March 15, 1988 or $175 per share (as constituted on the Class B Original Issuance Date) thereafter to and including March 15, 1990, (iii) declare or pay any dividends on, or make any distribution of cash or other property or both with respect to (whether by way of reduction of capital or otherwise), any shares of Junior Stock (other than dividends payable solely in shares of Junior Stock or stock splits), (iv) redeem, retire, purchase or otherwise acquire, directly or indirectly, for value or set apart any sum therefor, any shares of Junior Stock, (v) except as permitted by clause (vi) below, merge or consolidate with or into, or permit any subsidiary to merge or consolidate with or into, any other corporation, corporations or other entity or entities, except (A) if prior to March 15, 1990, as a result of such transaction, the holders of Class A Common Stock (assuming that holders of all securities convertible into or exercisable or exchangeable for Class A Common Stock had been converted, exercised or exchanged), not less than $105 per share (as constituted on the Class B Original Issuance Date) if such transaction occurs prior to March 15, 1988 or $175 per share (as constituted on the Class B Original Issuance Date) if such transaction occurs thereafter and prior to March 15, 1990, or (B) at any time thereafter when the holders of Class B
Common Stock are entitled to receive payment in cash as provided in Section
B.2 of this Article, (vi) voluntarily dissolve, liquidate, or wind-up or carry out any partial liquidation or distribution or transaction in the nature of a partial liquidation or distribution, (vii) in any manner alter or change the designations or the powers, preferences or rights, or the qualifications, limitations or restrictions of the Class B Common Stock, (viii) except as permitted by Section 8.3.6 of the 1985 Purchase Agreement, purchase or otherwise acquire (whether by purchase or lease of assets, capital stock or by merger or consolidation), or permit any subsidiary to so purchase or otherwise acquire, any material tangible or intangible assets which represent all or a substantial part of the assets of any other person or entity or (ix) alter, amend or repeal the By-laws of the Corporation as in effect on the Class B Original Issuance Date which in any manner affects the rights of the holders of the Class B Common Stock.

              5. CONVERSION. (a) Except as to shares of Class B Common Stock to be redeemed in accordance with Section B.3 of this Article which may only be converted up to the close of business on the respective Redemption Date (unless default shall be made by the Corporation in the payment of the Redemption Price so provided in said Section B.3, in which event such right to convert shall be exercisable until such default is cured), the holder of any shares of Class B Common Stock shall have the right, at such holder's option, at any time or from time to time to convert any or all of such holder's shares of Class B Common Stock into such whole number of fully paid and nonassessable shares of Class A Common Stock as $35 multiplied by the number of shares of Class B Common

Stock being converted is a multiple of the Class B Conversion Price (as last adjusted and then in effect) for the shares of Class B Common Stock being converted by surrender of the certificates representing the shares of Class B Common Stock so to be converted in the manner provided in Section B.5(b) below. The Class B Conversion Price per share at which shares of Class A Common Stock shall be issuance upon conversion of shares of Class B Common Stock pursuant to this Section A.5(a) shall be $35; PROVIDED, HOWEVER, that such Conversion Price shall be subject to adjustment as set forth in Section B.5(e) below. The holder of any shares of Class B Common Stock exercising the aforesaid right to convert such shares into shares of Class A Common Stock shall be entitled to payment of Accrued Dividends.

              (b) Upon the occurrence of an Event of Conversion (as defined in Section B.6 of this Article), all shares of Class B Common Stock then outstanding shall, by virtue of, and simultaneously with, the occurrence of the Event of Conversion and without any action on the part of the holders thereof, be deemed automatically converted into such whole number of fully paid and non-assessable shares of Class A Common Stock as $35, multiplied by the number of shares of Preferred Stock being converted is a multiple of the Class B Conversion Price (as last adjusted and then in effect) for the shares of Class B Common Stock being converted. The Class B Common Conversion Price upon conversion at which shares of Class A Common Stock shall be issuable upon conversion of shares of Class B Common Stock pursuant to this Section B.5(b) shall be $35; PROVIDED, HOWEVER, the such Class B Conversion Price shall be subject to adjustment as set forth in Section B.5(e) below. The holder of any shares of Preferred Stock converted into shares of Class A Common Stock pursuant to this Section B.5(b) shall be entitled to payment of Accrued Dividends.

                   (c) The holder of any shares of Class B Common Stock may exercise the conversion right pursuant to Section B.5(a) above by delivering to the Corporation during regular business hours, at the office of any transfer agent of the Corporation for the Class B Common Stock or at such other place as may be designated by the Corporation, the certificate or certificates for the shares to be converted, duly endorsed or assigned in blank or to the Corporation (if required by it), accompanied by written notice stating that such holder elects to convert such shares and stating the name or names (with address) in which the certificate or certificates for the shares of Class A Common Stock are to be issued. Conversion shall be deemed to have been effected with respect to conversion under Section B.5(a) above, on the date when the aforesaid delivery is made, and such date is referred to herein as the "Conversion Date". As promptly as practicable thereafter the Corporation shall issue and deliver to or upon the written order of such holder, to the place designated by such holder, a certificate or certificates for the number of full shares of Class A Common Stock to which such holder is entitled and a check or cash in respect of any fractional interest in a share of Class A Common Stock, as provided in Section B.5(d) below, payable with respect to the shares of Class B Common Stock so converted up to and including the Conversion Date. The person in whose names the certificate or certificates for Class A Common Stock are to be issued shall be deemed to have become a stockholder of record on the applicable Conversion Date unless the transfer books of the Corporation are closed on that date, in which event such holder shall be deemed to have become a stockholder of record on the next succeeding date on which the transfer books are open, but the Class B Conversion Price shall be that in effect on the Conversion Date. Upon conversion of only a portion of the number of shares covered by a certificate representing shares of Class B Common Stock surrendered for conversion, the Corporation shall issue and deliver to or upon the written order of the holder of the certificate so surrendered for conversion, at the expense of the Corporation, a new certificate covering the number of shares of Class B Common Stock representing the unconverted portion of the certificate so surrendered, which new certificate shall entitle the holder thereof to dividends on the shares of the Class B Common Stock represented thereby to the same extent as if the certificate theretofore covering such unconverted shares had not been surrendered for conversion.

                   (d) No fractional shares of Class A Common Stock or scrip shall be issued upon conversion of shares of Class B Common Stock. If more than one share of Class B Common Stock shall be surrendered for conversion at any one time by the same holder, the number of full shares of Class A Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares of Class B Common Stock so surrendered. Instead of any fractional shares of Class A Common Stock which would otherwise be issuable upon conversion of any shares of Class B Common Stock the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then Current Market Place (as hereinafter defined) of a share of Class A Common Stock multiplied by such fractional interest. Fractional interest shall not be entitled to dividends, and the holders of fractional interests shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interest.

                   (e) The Class B Conversion Prices shall be subject to adjustment from time to time as follows:

                   (i) If the Corporation shall at any time or from time to time after the Class B Original Issuance Date, issue any shares of Class A Common Stock other than Excluded Stock (as hereinafter defined) without consideration or for a consideration per share less than the Class B Conversion Price in effect immediately prior to the issuance of such Class A Common Stock, such Conversion Price in effect immediately prior to each such issuance shall forthwith (except as provided in this clause (i)) be lowered to a price equal to the quotient obtained by dividing

                        (A)   an amount equal to the sum of

                              (1)   the total number of shares of Class A
                   Common Stock outstanding (including any shares of Class A Common Stock deemed to have been issued pursuant to subdivision (C) of this clause (i) and to clause (ii) below (it being understood that the shares of Class A Common Stock issuable upon conversion of the Class B Common Stock and the Preferred Stock shall be deemed to be outstanding for all purposes of the computation required in this clause
                   (i))) immediately prior to such issuance multiplied by the Class B Conversion Price in effect immediately prior to such issuance, plus

                              (2)   the consideration received by the
                   Corporation upon such issuance,

              by

                        (B) the total number of shares of Class A Common Stock outstanding (including any shares of Class A Common Stock deemed to have been issued pursuant to subdivision
                   (C) of this clause (i) and to clause (ii) below (it being understood that the shares of Class A Common Stock issuable upon conversion of the Class B Common Stock and the Preferred Stock shall be deemed to be outstanding for all purposes of the computation required in this clause (i))) immediately after the issuance of such Class A Common Stock.

For the purposes of any adjustment of the Class B Conversion Price pursuant to this clause (i), the following provisions shall be applicable:

                   (A) In the case of the issuance of Class A Common Stock for cash, the consideration shall be deemed to be the amount of cash paid therefor after deducting therefrom any discounts, commissions or other expenses allowed, paid or incurred by the Corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                   (B) In the case of the issuance of Class A Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors of the Corporation, irrespective of any accounting treatment; PROVIDED, HOWEVER, that the aggregate fair market value of such non-cash and cash consideration shall not exceed the Current Market Price (as hereinafter defined) of the shares of Class A Common Stock being issued.

                   (C) In the case of the issuance of (i) options to purchase or rights to subscribe for Class A Common Stock, (ii) securities by their terms convertible into or exchangeable for Class A Common Stock or (iii) options to purchase or rights to subscribe for such convertible or exchangeable securities:


                        (1) the aggregate maximum number of shares of Class A Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Class A Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subdivisions (A) and (B) above with the proviso to subdivision (A) being applied to the number of shares of Class A Common Stock deliverable upon such exercise), if any, received by the Corporation upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights for the Class A Common Stock covered thereby;

                        (2) the aggregate maximum number of shares of Class A Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration received by the Corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Corporation upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subdivisions (A) and (B) above with the proviso to subdivision (A) being applied to the number of shares of Class A Common Stock deliverable upon such exercise);

                        (3) on any change in the number of shares or exercise price of Class A Common Stock deliverable upon exercise of any such options or rights or conversions of or exchange for such convertible or exchangeable securities, other than a change resulting from the antidilution provisions thereof, such Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustment made upon the issuance of such options, rights or securities not converted prior to such change or options or rights related to such securities not converted prior to such change been made upon the basis of such change; and


                        (4) on the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Conversion Price shall forthwith be readjusted to such Conversion Price as would have obtained had such options, rights, securities or options or rights related to such securities not been issued.

                   (ii) "Excluded Stock" shall mean shares of Class A Common Stock issues by the Corporation: (1) as a stock dividend or upon any stock split or other subdivision or combination of the outstanding shares of Class A Common Stock; (2) upon conversion of the Preferred Stock or Class B Common Stock at any time outstanding; (3) relating to an aggregate of up to [32,500] shares (as constituted on the Class B Original Issuance Date) of Class A Common Stock (or options exercisable therefore) which subsequent to the Class B Original Issuance Date may be issued or granted by the Corporation to officers, employees or directors of, or consultants to, the Corporation; (4) upon exercise stock subscription warrants issued pursuant to the 1984 Purchase Agreement;
      (5) upon exercise of stock subscription warrants dated the Preferred Original Issuance Date issued to Healthtech Investors II relating to an aggregate of up to 26,250 shares of Class A Common Stock (as constituted on the Preferred Original Issuance Date); and (6) upon exercise stock subscription warrants issued to Citibank, N.A. relating to an aggregate of up to 8,000 shares of Class A Common Stock (as constituted on the Preferred Original Issuance Date).

                   (iii) If the Net Earnings of the Corporation (as defined in Section B.6 of this Article) for the fiscal year ending June 30, 1985, or June 30, 1986 are less than $1,897,600 or $4,800,000, respectively (the "Projected Amounts"), the Class B Conversion Price shall be reduced by an amount equal to $.50 for each $23,720 or $60,000, respectively, that such Net Earnings are less than the respective Projected Amount; PROVIDED, HOWEVER, that the Conversion Price shall not be reduced by more than $5.00 pursuant to the provisions of this clause (iii). In connection with the foregoing, the Corporation shall deliver to each holder of Class B Common Stock a Notice of Earnings (as defined in Section B.6 of this Article) not later than September 30, 1985 and September 30, 1986, with respect to the immediately preceding fiscal year ended June 30.

                   (iv) If, at any time after the Class B Original Issuance Date, the number of shares of Class A Common Stock outstanding is increased by a stock dividend payable in shares of Class A Common Stock or by a subdivision or split-up of shares of Class A Common Stock, then, following the record date fixed for the determination of holders of Class A Common Stock entitled to receive such stock dividend, subdivision or split-up, such Conversion Price shall be appropriately decreased so that the number of shares of Class A Common Stock issuable on conversion of each share of Class B Common Stock shall be increased in proportion to such increase in outstanding shares.

                   (v) If, at any time after the Class B Original Issuance Date, the number of shares of Class A Common Stock outstanding is decreased by a combination of the outstanding shares of Class A Common Stock, then, following the record date for such combination, such Conversion Price shall be appropriately increased so that the number of shares of Class A Common Stock issuable on conversion of each share of Class B Common Stock shall be decreased in proportion to such decrease in outstanding shares.

                   (vi) In case, at any time after the Class B Original Issuance Date, the Corporation shall declare a cash dividend upon its Class A Common Stock payable otherwise than out of earnings or shall distribute to holders of its Class A Common Stock shares of its capital stock (other than Class A Common Stock), stock or other securities of other persons, evidences of indebtedness issued by the Corporation or other persons, other assets or options or rights (excluding options to purchase and rights to subscribe for Class A Common Stock or other securities of the Corporation convertible into or exchangeable for Class
      A Common Stock), then, in each such case, immediately following the record date fixed for the determination of the holders of Class A Common Stock entitled to receive such dividend or distribution, such Conversion Price in effect thereafter shall be determined by multiplying such Conversion Price in effect immediately prior to such record date by a fraction of which the numerator shall be an amount equal to the remainder of (x) the Current Market Price of one share of Class A Common Stock less
      (y) the fair market value as determined by a nationally recognized independent investment banking firm selected mutually by the holders of a majority of the voting power of the Class B Common Stock then outstanding and the Corporation (or, if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules), of the stock, securities, evidences of indebtedness, assets, options or rights so distributed in respect of one share of Class A Common Stock, and of which the denominator shall be such Current Market Price. Such adjustment shall be made on the date such dividend or distribution is made, and shall become effective at the opening of business on the business day next following the record date for the determination of stockholders entitled to such dividend or distribution.

                   (vii) In case, at any time after the Class B Original Issuance Date, of any capital reorganization, or any reclassification of the stock of the Corporation (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), or the consolidation or merger of the Corporation with or into another person (other than a consolidated or merger in which the Corporation is the continuing corporation and which does not result in any change in the Class A Common Stock) or of the sale or other disposition of all or substantially all the properties and assets of the Corporation as an entirety to any other person, each share of Class B Common Stock shall after such reorganization, reclassification, consolidation, merger, sale or other disposition be (unless, in the case of a consolidation, merger, sale or other disposition, payment shall have been made to the holders of all shares of Class B Common Stock of the full amount to which they shall have been entitled pursuant to Section B.2.) convertible into the kind and number of shares of stock or other securities or property of the Corporation or of the corporation resulting from such consolidation or surviving such merger or to which such properties and assets shall have been sold or otherwise disposed to which the holder of the number of shares of Class A Common Stock deliverable (immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or other disposition) upon conversion of such share would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or other disposition. The provisions of this Section B.5. shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or other dispositions.

                   (viii) All calculations under this paragraph (e) shall be made to the nearest cent ($.01) or to the nearest one-tenth of a share, as the case may be.

                   (ix) For the purpose of any computation pursuant to this Section B.5(e) or Section B.5(d) above, the Current Market Price at any date of one share of Class A Common Stock shall be deemed to be the average of the daily closing prices for the 30 consecutive business days ending nor more than 15 days before the day in question (as adjusted for any stock dividend, split-up, combination or reclassification that took effect during such 30 business day period). The closing price for each day shall be the last reported sales price regular way or, in case no such reported sales took place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Class A Common Stock is listed or admitted to trading (or if the Class A Common Stock is not at the time listed or admitted for trading on any such exchange, then such price as shall be equal to the average of the last reported bid and asked prices, as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") on such day, or if, on any day in question, the security shall not be quoted on the NASDAQ, then such price shall be equal to the last reported bid and asked prices on such day as reported by the National Quotation Bureau, Inc. or any similar reputable quotation and reporting service, if such quotation is not reported by the National Quotation Bureau, Inc.); PROVIDED HOWEVER, that if the Class A Common Stock is not traded in such manner that the quotations referred in this clause (ix) are available for the period required hereunder, the Current Market Price shall be determined by a nationally recognized independent investment banking firm selected mutually by the holders of a majority of the voting power of the Class B Common Stock then outstanding and the Corporation (or, if such selection cannot be made, by a nationally recognized independent investment banking firm selected by the American Arbitration Association in accordance with its rules).

                   (x) In any case in which the provisions of this Section B.5(e) shall require that an adjustment shall become effective immediately after a record date for an event, the Corporation may defer until the occurrence of such event (i) issuing to the holder of any share of Class B Common Stock converted after such record date and before the occurrence of such event the additional shares of capital stock issuable upon such conversion by reason of the adjustment required by such event over and above the shares of capital stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of a fractional share of capital stock pursuant to Section B.5(d) above; PROVIDED, HOWEVER, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares, and such cash, upon the occurrence of the event requiring such adjustment.

              (f) Whenever the Conversion Price shall be adjusted as provided in Section B.5(e) above, the Corporation shall forthwith file, at the office of the transfer agent for the respective Series of Class B Common Stock or at such other place as may be designated by the Corporation, a statement, signed by its independent certified public accountants, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment. The Corporation shall also cause a copy of such statement to be sent by first-class, certified mail, return receipt requested, postage prepaid, to each holder of shares of Class B Common Stock at such holder's address appearing on the Corporation's records. Where appropriate, such copy may be given in advance and may be included as part of a notice required to be mailed under the provisions of Section B.5(g) below.

              (g) In the event the Corporation shall propose to take any action of the types described in clauses (i), (iv), (v), (vi) or (vii) of Section B.5(e) above, the Corporation shall give notice to each holder of shares of Class B Common Stock in the manner set forth in Section B.5(f) above, which notice shall specify the record date, if any, with respect to any such action and the date on which such action is to take place. Such notice shall also set forth such facts with respect thereto as shall be reasonably necessary to indicate the effect of such action (to the extent such effect may be known at the date of such notice) on the Conversion Price and the number, kind or class of shares or other securities or property which shall be deliverable or purchasable upon the occurrence of such action or deliverable upon conversion of shares of Class B Common Stock. In the case of any action which would require the fixing of a record date, such notice shall be given at least 20 days prior to the date so fixed, and in case of all other action, such notice shall be given at least 30 days prior to the taking of such proposal action. Failure to give such notice, or any defect therein, shall not affect the legality or validity of any such action.

              (h) The Corporation shall pay all documentary, stamp or other transactional taxes attributable to the issuance or delivery of shares of capital stock of the Corporation upon conversion of any shares of Class B Common Stock; PROVIDED, HOWEVER, that the Corporation shall not be required to pay any taxes which may be payable in respect of any transfer involved in the issuance or delivery of any certificate for such shares in a name other than that of the holder of the shares of Class B Common Stock in respect of which such shares are being issued.

              (i) The Corporation shall reserve, free from preemptive rights, out of its authorized but unissued shares of Class A Common Stock, solely for the purpose of effecting the conversion of the shares of Class B Common Stock sufficient shares to provide for the conversion of all outstanding shares of Class B Common Stock.

              (j) All shares of Class A Common Stock which may be issued in connection with the conversion provisions set forth herein will, upon issuance by the Corporation, be validly issued, fully paid and nonassessable, with no personal liability attaching to the ownership thereof, and free from all taxes, liens or charges with respect thereto.

              6. DEFINITIONS. (a) The term "Accrued Dividends" shall mean Full Cumulative Dividends to the date of determination, less the amount of all dividends paid pursuant to Sections B.1(a) or (b) of this Article upon the relevant share of Class B Common Stock.

                   (b) The term "Book Value Per Class A Common Share" shall mean, as of the date of calculation, the quotient obtained by dividing (i) total stockholder's equity of the Corporation and its consolidated subsidiaries attributable to the Class A Common Stock as of such date (as determined in accordance with generally accepted accounting principles consistently applied) by (ii) the average number of shares of Class A Common Stock outstanding during the three-month period immediately preceding such date (assuming in each of (i) and (ii) that holders of all securities convertible into or exercisable or exchangeable for Class A Common Stock had been converted at the beginning of such three-month period).

                   (c) The term "Event of Conversion" shall mean (i) the consummation of a firm commitment underwritten public offering of shares of Common Stock of the Corporation pursuant to the Securities Act of 1933, as amended (a "Public Offering") (A) at a selling price per share of Class A Common Stock (as constituted on the Class B Original Issuance Date) of not less than $60 and (B) which results in aggregate net cash proceeds to the Corporation of not less than $10,000,000, or (ii) at any time after the Class A Common Stock is listed or admitted for trading on any national securities exchange or is reported by NASDAQ, the daily closing price on any such exchange or the last reported bid price as reported by NASDAQ, as the case may be, shall be not less than $60 per share of Class A Common Stock for any 20 consecutive trading days.

                   (d) The term "Event of Election" shall mean the occurrence, so long as any shares of Preferred Stock are outstanding, of a default in a payment pursuant to Section 8.7 of the 1985 Purchase Agreement, a default in any Requested Redemption Payment, a default of any four payments when payable of dividends on the Preferred Stock pursuant to Section B.1(a) of this Article or the occurrence of an "Event of Election" as defined in Section
A.6 of this Article.

                   (e) The term "Event of Earnings" shall mean the occurrence of Net Earnings of less than $1,779,000 for the fiscal year ending June 30, 1985, or $3,600,000 for the fiscal year ending June 30, 1986.

                   (f) The term "Event of Redemption" shall mean such time as either Joseph D. Bohr, Stephen L. Phelps or William H. Cassels is no longer functioning as the President of the Corporation in accordance with the duties of such office as set forth in the By-laws of the Corporation in effect on the Original Issuance Date, any such determination to be made in good faith by the holders of 60% of the Class B Common Stock and Preferred Stock at the time outstanding.

                   (g) The term "Full Cumulative Dividends" shall mean (whether or not in respect of which such term is used there shall have been net profits or net assets of the Corporation legally available for the payment of such dividends) that amount which shall be equal to dividends at the full rate fixed for the Class B Common Stock as provided herein for the period of time elapsed from the Original Issuance Date to the date as of which Full Cumulative Dividends are to be computed.

                   (h) The term "Junior Stock" shall mean the Class A Common Stock and any other class of capital stock of the Corporation ranking as to payment of dividends and distributions of assets and upon liquidation junior to the Preferred Stock.

                   (i) The term "Net Earnings of the Corporation" shall mean the net earnings from continuing operations of the Corporation and its consolidated subsidiaries, AFTER deducting all operating expenses, interest charges, rental charges, reserves and all other proper deductions, BUT BEFORE appropriate provision for Federal, state or local income taxes, all determined by and reflected in the Prescribed Financial Statements.

                   (j) The term "Notice of Earnings" shall mean a notice delivered by the Corporation to each of the holders of Class B Common Stock then outstanding, which notice shall include (i) the Prescribed Financial Statements, (ii) a statement, signed by the chief executive officer and chief financial officer of the Corporation, to the effect that (A) such notice is being delivered pursuant to the provisions of Article IV of the Restated Certificate of Incorporation of the Corporation and (B) the Prescribed Financial Statements are true, correct and complete and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis (including a basis consistent with the audited financial statements of the Corporation and its consolidated subsidiaries as of and for the fiscal year ended June 30, 1984), and (iii) the Adjustment, if any, in the Class B Conversion Price, in accordance with Section B.5(e)(ii) of this Article.

                   (k) The term "Class B Original Issuance Date" shall mean the date of original issuance of the first share of Class B Common Stock.

                   (l) The term "Prescribed Financial Statements" shall mean, with respect to the fiscal years ending June 30, 1985 and June 30, 1986, respectively, the balance sheet of the Corporation and its consolidated subsidiaries as of such date and the related statements of income (loss), stockholders' equity and changes in financial position for the fiscal year then ended, which financial statements shall (i) have attached thereto the unqualified opinion of Arthur Young & Company, independent certified public accountants, (ii) be prepared in accordance with generally accepted accounting principles applied on a consistent basis (including a basis consistent with the audited financial statements of the Corporation and its consolidated subsidiaries as of and for the fiscal year ended June 30, 1984) and (iii) be included in the Notice of Earnings which shall be delivered by the Corporation to each of the holders of Class B Common Stock.

                   (m) The term "1984 Purchase Agreement" shall mean the Purchase Agreement dated on or about October 12, 1984, as such Purchase Agreement may be amended in accordance with the terms and provisions thereof, among the Corporation and the investors named therein relating to the issue and sale of the Preferred Stock.

                   (n) The term "1985 Purchase Agreement" shall mean the Purchase Agreement dated on or about April 2, 1985, as such Purchase Agreement may be amended in accordance with the terms and provisions thereof, among the Corporation and the investors named therein.


B.    CLASS A STOCK

              1. VOTING. Each holder of shares of Class A Common Stock shall be entitled to one vote for each share of Class A Common Stock held on all matters as to which holders of Class A Common Stock shall be entitled to vote. In any election of directors, no holder of Class A Common Stock shall be entitled to cumulate his votes by giving one candidate more than one vote per share.

              2. OTHER RIGHTS. Each share of Class A Common Stock issued and outstanding shall be identical in all respects one with the other, and no dividends shall be paid on any shares of Class A Common Stock unless the same dividend is paid on all shares of Class A Common Stock outstanding at the time of such payment; PROVIDED, HOWEVER, no dividends shall be paid on shares of Class A Common Stock so long as any shares of Preferred Stock are outstanding. Except for and subject to those rights expressly granted to the holders of the Preferred Stock and/or Class B Common Stock, or except as may be provided by the laws of the State of Delaware, the holders of Class A
Common Stock shall have exclusively all other rights of stockholders including, but not by way of limitation, (i) the right to receive dividends, when and as declared by the Board of Directors of the Corporation out of assets lawfully available therefor, and (ii) in the event of any distribution of assets upon liquidation, dissolution or winding-up of the Corporation or otherwise, the right to receive, together with the Class B Common Stock as provided in Section B.2 of this Article, ratably and equally all the assets and funds of the Corporation remaining after the payment to the holders of the Preferred Stock and the Class B Common Stock of the specific amounts which they are entitled to receive upon such liquidation, dissolution or winding-up of the Corporation as herein provided.

                                    ARTICLE V

              Subject to Section A.4(e)(viii) and B.4(e)(ix), of Article IV, the Board of Directors is authorized to make, alter or repeal the By-laws of the Corporation. Election of directors need not be by ballot.

                                   ARTICLE VI

              The name and mailing address of the incorporator is:

                        L. M. Curtis
                        100 West Tenth Street
                        Wilmington, Delaware  19801


                                   ARTICLE VII

              Upon the effectiveness of the filing of this Restated Certificate of Incorporation in accordance with the provisions of the General Corporation Law of Delaware, each share of the Corporation's previously authorized class of Common Stock, no par value (and each certificate representing shares of such Common Stock), shall, immediately upon such effectiveness and without any action on the part of the holders thereof be deemed automatically to represent one issued and outstanding share of Class A Common Stock.


              We, THE UNDERSIGNED, Chairman of the Board and Secretary of National Healthcare, Inc., for the purpose of restating the Restated Certificate of Incorporation of said National Healthcare, Inc., do make this certificate, hereby declaring and certifying that this Restated Certificate of Incorporation was adopted by the written consent of a majority of the stockholders of National Healthcare, Inc. in accordance with the provisions of
Section 228 of the General Corporation Law of Delaware and written notice has been given to those stockholders of National Healthcare, Inc. who have not consented in writing in accordance with said Section 228, and further that this instrument is our act and deed and that the facts herein stated are true. Accordingly, we have hereunto set our hands and seals this 3rd day of April, 1985.


                                    /s/ Stephen L. Phelps
                                    -------------------------------------
                                    Stephen L. Phelps, Chairman


                                    /s/ William R. Wayland, Jr.
            [Seal]      Attest:     -------------------------------------
                                    William R. Wayland, Jr., Secretary

                                State of Delaware

                        Office of the Secretary of State

                        _________________________________



      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO

HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF

AMENDMENT OF "NATIONAL HEALTHCARE, INC." FILED IN THIS OFFICE ON THE

THIRTY-FIRST DAY OF OCTOBER, A.D. 1985, AT 3 O'CLOCK P.M.

                            * * * * * * * * * * * * *













                              /s/ William T. Quillen
            [Seal]            -------------------------------------
                              William T. Quillen, Secretary of State

                              AUTHENTICATION: *4029417

                                          DATE: 08/24/1993

932365191

                                                           3 PM
                                                           FILED
                                                           OCT 31 1985
                                                           /s/ Michael Harkin
                                                           Secretary of State


                            CERTIFICATE OF AMENDMENT

                                       TO

                          CERTIFICATE OF INCORPORATION

                                       OF

                            NATIONAL HEALTHCARE, INC.


      National Healthcare, Inc. a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

      FIRST: That the Board of Directors of said corporation at a meeting duly held, adopted a resolution proposing and declaring advisable the following amendments to the Certificate of Incorporation of said corporation. The resolutions setting forth the proposed amendments are as follows:

      NOW, THEREFORE, BE IT RESOLVED that the first paragraph of Article IV of the Second Restated Certificate of Incorporation of National Healthcare, Inc., be amended to read as follows:

      "The total number of shares of all classes of stock which the Corporation shall have authority to issue is 25,000,000 shares, consisting of (a) 273,750 shares of Convertible Preferred Stock, $.01 par value (the "Preferred Stock"), (b) 142,856 shares of Class B Common Stock, $.01 par value (the "Class B Common Stock"), and (c) 24,583,394 shares of Class A Common Stock, $.01 par value (the "Class A Common Stock"). The Class A Common Stock and the Class B Common Stock are sometimes hereinafter collectively referred to as the "Common Stock"."

      FURTHER RESOLVED that Article IV, Section B.6(c)(i)(A) of the Second Restated Certificate of Incorporation of the Company be amended to read in its entirety as follows:

      "(A) at a selling price per share of Class A Common Stock (as constituted on the Class B Original Issuance Date) of not less than $54.00, and"

      SECOND: That thereafter, pursuant to a resolution of its Board of Directors, a Consent of Stockholders in Lieu of a Special Meeting was obtained pursuant to Section 228 of the General Corporation law of the State of Delaware, in which consent the necessary number of shares, and each class of shares, as required by statute were voted in favor of the amendments contained above. Prompt notice of the taking of such action by consent was given to all stockholders who had not consented in writing to such action, in accordance with Section 228.

      THIRD: That upon the effectiveness of the filing of this Certificate of Amendment to the Certificate of Incorporation of said corporation, each issued and outstanding share of Class A Common Stock is split up and converted into six shares of Class A Common Stock.

      FOURTH: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      FIFTH: That the capital of said Corporation will not be reduced under or by reason of said amendments.

      IN WITNESS WHEREOF, said National Healthcare, Inc., has caused its corporate seal to be hereunto affixed and this certificate to be signed by its President and Assistant Secretary. The signature of the President and Assistant Secretary constitute the affirmation and acknowledgment of such persons, under penalties of perjury, that the instrument is the act and deed of the said corporation and that the facts stated therein are true.


                                    NATIONAL HEALTHCARE, INC.

                              By:   /s/ Stephen L. Phelps
                                    -------------------------------------
                                    Stephen L. Phelps,
                                    President



Attest:

/s/ John S. Schwartz
- -------------------------------------
John S. Schwartz,
Assistant Secretary

(CORPORATE SEAL)

                                State of Delaware

                        Office of the Secretary of State

                        _________________________________



      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF RESTATED CERTIFICATE OF INCORPORATION OF "NATIONAL HEALTHCARE, INC." FILED IN THIS OFFICE ON THE FIFTH DAY OF NOVEMBER, A.D. 1985, AT 10 O'CLOCK A.M.






                              /s/ William T. Quillen
            [Seal]            -------------------------------------
                              William T. Quillen, Secretary of State

                              AUTHENTICATION: *4029415

                                             DATE: 08/24/1993

932365191

                                    735309015              10 AM
                                                           FILED
                                                           NOV 5 1985
                                                           /s/ Michael Harkin
                                                           Secretary of State

                                 THIRD RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            NATIONAL HEALTHCARE, INC.

                   ORIGINALLY INCORPORATED ON OCTOBER 20, 1981
                          (PURSUANT TO SECTION 242-245)


                                    ARTICLE I

            The name of the corporation is: NATIONAL HEALTHCARE, INC.

                                   ARTICLE II

            The address of its registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle 19801. The name of its registered agent at such address is The Corporation Trust Company.


                                   ARTICLE III

            The nature of the business or purposes to be conducted or promoted is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.



                                   ARTICLE IV

            The total number of shares of stock which the Corporation shall have authority to issue is Twenty-Five Million (25,000,000) shares of Common Stock, and the par value of each of such shares shall be $.01.

                                    ARTICLE V

      The Board of Directors is authorized to make, alter or repeal the By-law of the Corporation. Election of directors need not be by ballot.

      We, THE UNDERSIGNED, President and Assistant Secretary of National Healthcare, Inc., for the purpose of restating the Second Restated Certificate of Incorporation of said National Healthcare, Inc., do make this certificate, hereby declaring and certifying that this Third Restated Certificate of Incorporation as duly adopted in accordance with Section 245 of the General Corporation Law of the State of Delaware and that this Certificate was adopted by the written consent of a majority of the stockholders of National

Healthcare, Inc. in accordance with the provisions of Section 228 of the General Corporation Law of Delaware and written notice has been given to those stockholders of National Healthcare, Inc. who have not consented in writing in accordance with said Section 228, and further that this instrument is our act and deed and that the facts herein stated are true. Accordingly, we have hereunto set our hands and seals this 4th day of November, 1985.


                              /s/ Stephen L. Phelps
                              -------------------------------------
                              Stephen L. Phelps, President


                              /s/ John S. Schwartz
                              -------------------------------------
                              John S. Schwartz,
                              Assistant Secretary

ATTEST:

            [Seal]

                                State of Delaware

                        Office of the Secretary of State

                        _________________________________



      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NATIONAL HEALTHCARE, INC." FILED IN THIS OFFICE ON THE SEVENTH DAY OF JANUARY, A.D. 1987, AT 9 O'CLOCK A.M.





                              /s/ William T. Quillen
            [Seal]            -------------------------------------
                              William T. Quillen, Secretary of State

                              AUTHENTICATION: *4029411

                                             DATE: 08/24/1993

932365191

                                   8700070015              9 AM
                                                           FILED
                                                           JAN 7 1987
                                                           /s/ Michael Harkin
                                                           Secretary of State


                            CERTIFICATE OF AMENDMENT

                                       TO

                                 THIRD RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            NATIONAL HEALTHCARE, INC.


      National Healthcare, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify:

      FIRST: That the Board of Directors of said Corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the following amendment to the Third Restated Certificate of Incorporation of said Corporation. The resolution setting forth the proposed amendment is as follows:

            RESOLVED, that the Board of Directors proposes that the Company's Third Restated Certificate of Incorporation be amended by adding the following new Article VI thereto, to wit:

                                   Article VI

            No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
            (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under
            Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

      SECOND: That thereafter, pursuant to a resolution of its Board of Directors, the holders of a majority of the issued and outstanding shares of the capital stock of said Corporation voted in favor of the amendment set forth above.

      THIRD: That the said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      FOURTH: That the capital of said Corporation will not be reduced under or by reason of said amendments.

      IN WITNESS WHEREOF, said National Healthcare, Inc., has caused its corporate seal to be hereunto affixed and this certificate to be signed by its Chairman and Secretary as of the 17th day of December, 1986. The signature of the Chairman and Secretary constitute the affirmation and acknowledgment of such persons, under penalties of perjury, that this instrument is the act and deed of the said corporation and that the facts stated herein are true.

                                    NATIONAL HEALTHCARE, INC.


                              By:   /s/ Stephen L. Phelps
                                    -------------------------------
                                    Stephen L. Phelps, Chairman
                                    and Chief Executive Officer
ATTEST:


/s/ Charles E. Baxter
- ------------------------------
Charles E. Baxter,
Secretary

[CORPORATE SEAL]


 --------------------------
|Sab|DCD40|dw3|CERTOFAM.3RD|
 --------------------------

                                State of Delaware

                        Office of the Secretary of State

                        _________________________________


      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NATIONAL HEALTHCARE, INC." FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF JANUARY, A.D. 1990, AT 10 O'CLOCK A.M.






                              /s/ William T. Quillen
            [Seal]            --------------------------------------
                              William T. Quillen, Secretary of State

                              AUTHENTICATION: *4029409

                                             DATE: 08/24/1993

932365191

                                                           10 AM
                                                           FILED
                                                           JAN 31 1990
                                                           /s/ Michael Harkin
                                                           Secretary of State


                            CERTIFICATE OF AMENDMENT

                                       TO

                                    RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                            NATIONAL HEALTHCARE, INC.


      National Healthcare, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

      FIRST: That the Board of Directors of said Corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the amendments to the Restated Certificate of Incorporation of said Corporation set forth below.

      SECOND: That thereafter, pursuant to a resolution of its Board of Directors, the holders of a majority of the issued and outstanding shares of the capital stock of said Corporation entitled to vote thereon and voting at the Annual Meeting of the Stockholders of Company held on November 30, 1989 voted in favor of the amendments set forth below.

      THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      FOURTH: That the capital of said Corporation will not be reduced under or by reason of said amendments.

      RESOLVED, that Article IV of the Corporation's Restated Certificate of Incorporation be amended by deleting the text therein and adding the following in lieu thereof:


                                   Article IV

      The Restated Certificate of Incorporation of National Healthcare, Inc. shall be amended by deleting the text of Article IV and adding the following in lieu thereof:

      The total number of shares of capital stock which the Corporation shall have authority to issue is Twenty-Seven Million Five Hundred Thousand (27,500,000), of these shares 25,000,000 shares shall be Common Stock with a par value of $.01 per share and $2,500,000 shares shall be Preferred Stock with a par value of $1.00 per share. The aggregate par value of all the shares of all the classes of Stock which the Corporation has authority to issue is $2,750,000.

COMMON STOCK

      Initially, there shall be two classes of Common Stock: (i) Voting Common Stock ("Class A Common Stock") with full voting powers and all rights and privileges of Common Stock and (ii) Non-Voting Common Stock ("Class B Common Stock") with all rights and privileges of Class A Common Stock except the right to vote.

      Such Classes of Common Stock may be issued in such amount as may be fixed by the Board of Directors provided that the amount of such Class B Common Stock when issued shall not exceed twenty percent (20%) of the issued and outstanding common equity of the Company on a fully diluted basis. Shares of Class B Common Stock shall be non-voting for so long as such shares are held by or for the benefit of an initial holder of such stock (including any permitted assignees or transferees of such initial holder. Otherwise, shares of such Class B Common Stock shall automatically convert into Class A Common Stock upon the sale or disposition of such shares of Class B Common Stock.

PREFERRED STOCK

      Shares of Preferred Stock may be issued from time to time in one or more series, each such series to have such distinctive designation or title as may be fixed by the Board of Directors prior to the issuance of any shares thereof. Each such series of Preferred Stock shall have such voting powers, full or limited, or no voting powers, and such preferences and such relative, participating, optional or other special rights (including, without limitation, the right to convert shares of such Preferred Stock into shares of the Corporation's Preferred Stock at such rate and upon such terms and conditions as may be fixed by the Corporation's Board of Directors), with such qualifications, limitations, or restrictions of such preferences or rights as shall be stated in the resolution or resolutions providing for the issue of such series of Preferred Stock, as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof, in accordance with the laws of the State of Delaware.

      FURTHER RESOLVED, that the Corporation's Restated Certificate of Incorporation be amended by adding the following Articles thereto:

                                   ARTICLE VII

      The following provisions are inserted for the regulation and conduct of the affairs of the Corporation, and it is hereby expressly provided that the same are intended in furtherance and not in limitation or exclusion of the powers conferred by statute:

      (1) The Board of Directors is expressly authorized to adopt, repeal, alter or amend the By-laws of the Corporation by the vote of a majority of the entire Board of Directors. Alternatively, in addition to any requirements of law and any other provision of this Certificate of Incorporation or any resolution or resolutions of the Board of Directors adopted pursuant to Article IV of this Certificate of Incorporation (and notwithstanding the fact that a lesser percentage may be specified by law, this Certificate of Incorporation or any such resolution or resolutions), the affirmative vote of the holders of eighty percent (80%) or more of the combined voting power of the then outstanding shares of Voting Stock, voting together as a single class, shall be required to adopt, amend, alter or repeal any provision of the By-laws. For purposes of this paragraph (1), "Voting Stock" shall have the meeting set forth in paragraph 2(e) of this Article VII.

      (2) (a) Subject to the provisions of Article IV hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, the number of the directors of the Corporation shall be fixed from time to time by or pursuant to the By-laws of the Corporation; the number of directors fixed therein shall not exceed 12. Beginning with the election of directors at the Meeting on or about November 30, 1989 of stockholders, the directors, other than those who may be elected by the holders of Preferred Stock or any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation pursuant to the terms of this Certificate of Incorporation or any resolution or resolutions providing for the issue of such class or series of stock adopted by the Board of Directors, shall be classified, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as possible, as shall be provided in the By-laws of the Corporation, one class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1990, another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1991, and another class to be originally elected for a term expiring at the annual meeting of stockholders to be held in 1992, with each class to hold office until its successors are elected and qualified. At each annual meeting of the stockholders of the Corporation, the date of which shall be fixed by or pursuant to the By-laws of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected to hold officer for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. The election of directors need not be by written ballot. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

            (b) Advance notice of nominations for the election of directors shall be given in the manner and to the extent provided in the By-laws of the Corporation.

            (c) Except as otherwise provided for or fixed by or pursuant to the provisions of Article IV hereof relating to the rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, newly created directorships resulting from any increase in the number of directors may be filled by the Board of Directors, or as otherwise provided in the By-laws, and any vacancies on the Board of Directors resulting from death, resignation, removal of other cause shall only be filled by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by a sole remaining director, or as otherwise provided in the By-laws. Any director elected in accordance with the preceding sentence of this subparagraph (c) shall hold office for the remainder of the full term of the class of directors in which the new directorship was created or the vacancy occurred and until such director's successor shall have been elected and qualified.

            (d) Subject to the rights of the holders of Preferred Stock or any other class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, any director may be removed from office only for cause and only by the affirmative vote of the holders of a majority of the combined voting power of the then outstanding shares of Voting Stock
(as defined in paragraph 3(b) of this Article VII), voting together as a single class. For purposes of this subparagraph (d), "cause" shall mean the willful and continuous failure of a director to substantially perform such director's duties to the Corporation (other than any such failure resulting from incapacity due to physical or mental illness) or the willful engaging by a director in gross misconduct materially and demonstrably injurious to the Corporation.


            (e)   For the purposes of this Article VII:

      "Voting Stock" shall mean the outstanding shares of all classes and series of the Corporation entitled to vote generally in the election of directors of the Corporation or of a Subsidiary as the context may require, and shall not include any series of the preferred stock of the Corporation unless the certificate of designation of rights and preferences for such series shall specifically state that such series shall be deemed "Voting Stock" for purposes of this Article VII.

                                  ARTICLE VIII

      Subject to the rights of the holders of Preferred Stock or any other class of series of stock having a preference over the Common Stock as to dividends or upon liquidation, any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by an consent in writing by such stockholders. Except as otherwise required by law and subject to the rights of the holders of Preferred Stock or any other class or series of stock having a preference over the Common Stock as to dividends or upon liquidation, special meetings of stockholders of the Corporation may be called only by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors or as otherwise provided in the By-laws of the Corporation.

      IN WITNESS WHEREOF, National Healthcare, Inc., has caused its corporate seal to be hereunto affixed and this Certificate of Amendment to be signed, certified and attested to by its Chief Executive Officer and one of its Assistant Secretary, duly authorized officers of the Corporation, as of the 26th day of January 1990. The signature of the Chief Executive Officer and the Assistant Secretary constitute the affirmation and acknowledgment of such persons, under penalties of perjury, that the instrument is the act and deed of the said Corporation and that the facts stated therein are true.

                              NATIONAL HEALTHCARE, INC.


                              /s/ James T. McAfee, Jr.
                              -------------------------------------
                              James T. McAfee, Jr.,
                              Chief Executive Officer and
                              Chairman of the Board



ATTEST:



/s/ Kenneth D. Hawkins
- -------------------------------------
Kenneth D. Hawkins
Assistant Secretary


[CORPORATE SEAL]

STATE OF GEORGIA        )
                        )     SS.
COUNTY OF COBB          )

      The undersigned, a Notary Public in and for the aforesaid County and State, certifies that on this 26th day of January, 1990, James T. McAfee, the Chief Executive Officer and Chairman of the Board of National Healthcare, Inc. (the "Corporation") and Kenneth D. Hawkins, an Assistant Secretary of the Corporation, known to me personally to be such, duly executed the foregoing Certificate before me and acknowledged said Certificate to be their act and deed made on behalf of the Corporation, and acknowledged that the facts stated therein are true. The signatures on the attached Certificate of said Chief Executive Officer and said Assistant Secretary of the Corporation are in the handwriting of said Chief Executive Officer and said Assistant Secretary, respectively, and the seal affixed to the Certificate is the corporate seal of the Corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal of office this 26th day of January, 1990.



                                    /s/ Starry W. Hornsby
                                    ---------------------------------
                                    Notary Public
(Notarial Seal)
                                    Notary Public, Cobb County, Georgia
                                    My Commission Expires May 2, 1992

                                State of Delaware

                        Office of the Secretary of State

                        _________________________________


      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF STOCK DESIGNATION OF "NATIONAL HEALTHCARE, INC." FILED IN THIS OFFICE ON THE THIRTY-FIRST DAY OF JANUARY, A.D. 1990, AT 10:01 O'CLOCK A.M.




                              /s/ William T. Quillen
            [Seal]            --------------------------------------
                              William T. Quillen, Secretary of State

                              AUTHENTICATION: *4029408

                                          DATE: 08/24/1993


932365191

                                                           10:01 AM
                                                           FILED
                                                           JAN 31 1990
                                                           /s/ Michael Harkin
                                                           Secretary of State


                           CERTIFICATE OF DESIGNATION
                                       OF
                            NATIONAL HEALTHCARE, INC.


                          25% PARTICIPATING CUMULATIVE
                     CONVERTIBLE REDEEMABLE PREFERRED STOCK

     National Healthcare, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

      FIRST: That the Board of Directors of said Corporation, at a meeting duly held, adopted a resolution proposing, declaring advisable and adopting the Certificate of Designation under the Restated Certificate of Incorporation of said Corporation, as amended, said Certificate of Designation as set forth below.

      SECOND: That said Certificate was duly adopted in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware.

      THIRD: That the capital of said Corporation will not be reduced under or by reasons of said Certificate.

      RESOLVED: that Corporation's Restated Certificate of Incorporation, as amended be further amended by adding the following Certificate of Designation thereto.

      (1)   DESIGNATION OF THE SERIES.

            (a) There shall be a series of preferred stock of National Healthcare, Inc. (the "Corporation") to be known as 25% Participating Cumulative Convertible Redeemable Preferable Stock (hereinafter, "this Series") consisting of three hundred thousand (300,000) shares of the $1 per share par value preferred stock of the Corporation.

            (b) All shares of this Series shall be identical with each other in all respects.

            (c) All of the shares of this Series shall be of such rank as to any other series, if any, of preferred stock of the Corporation as to dividends and as to distributions upon liquidation, dissolution, or winding up, as shall be provided in the resolutions of the Board of Directors creating such other series, subject in each case to the conditions contained herein.

      (2)   DIVIDENDS.

            (a) The holders of outstanding shares of this Series shall be entitled to receive, when, as and if declared by the Board of Directors of the Corporation, out of funds of the Corporation that are legally available for such payment, dividends in cash at the rate set forth in subparagraph (b) of this paragraph 2, and no more, payable on each 31st day of December commencing as of December 31, 1988, so long as any shares of this Series are outstanding (hereinafter a "Dividend Payment Date"), to holders of record on the respective dates fixed for that purpose by the Board of Directors in advance of payment of each dividend ("Record Date"); PROVIDED, HOWEVER, that dividends may be declared only to the extent then permitted by any of the Corporation's applicable loan agreements and indentures, the provisions of the Certificate of Incorporation of the Corporation, as amended from time to time (the "Certificate of Incorporation"), and the provisions of subparagraph (b) of this paragraph (2). An annual dividend period shall begin on the day following each Dividend Payment Date and end on the next succeeding Dividend Payment Date.

            (b) The 300,000 shares of this Series shall be entitled to aggregate dividends, when, as and if declared by the Board of Directors of the Corporation, in an amount equal to twenty-five percent (25%) of the Net Income of the Corporation, as defined below, for the fiscal year next preceding such Dividend Payment Date; PROVIDED, (i) that such funds are legally available for such payment; (ii) that on any Dividend Payment Date for shares of this Series, all regular and accumulated dividends have been declared and paid or set apart for payment on any other series of preferred stock of the Corporation which ranks senior or on a parity with the shares of the Series;
(iii) that payment thereof would not otherwise be prohibited by the Corporation's Certificate of Incorporation, the Certificate of Designation of any other series of capital stock of the Corporation outstanding on such Dividend Payment Date, or any of the loan agreements or indentures of the Corporation; and (iv) if fewer than 300,000 shares of this Series shall be outstanding, the aggregate amount of dividends to which this Series would otherwise be entitled shall automatically be reduced pro rata.

            (c) The Dividends on the shares of this Series for the fiscal year ending June 30, 1988 shall be non-cumulative. With respect to fiscal years ending on or after June 30, 1989, if dividends shall not have been paid, or declared and set apart for payment, upon all outstanding shares of this Series at the aforesaid rate, such deficiency shall be cumulative in the aggregate at the rate of (i) with respect to the fiscal year ended June 30, 1989, one percent (1%) of the aggregate liquidation preference on the shares of this Series outstanding on December 31, 1989, such accumulation not to exceed twenty-five percent (25%) of defined Net Income for such fiscal year, if any, (ii) with respect to the fiscal year ending June 30, 1990, two percent (2%) of the aggregate liquidation preference of the shares of this Series outstanding on December 31, 1990, such accumulation not to exceed twenty-five percent 25%) of defined Net Income for such fiscal year, if any, and
(iii) with respect to the fiscal year ending June 30, 1991 and thereafter, five percent (5%) of the aggregate liquidation preference of the shares of this Series outstanding respectively on the last day of the calendar year in which such fiscal year ends until all of the shares of this Series have been redeemed. A maximum aggregate dividend of $750,000 is payable with respect to any one year and aggregate dividends will be reduced pro-rata for any previously converted or redeemed shares. "Net Income" means net income, after tax and after payment of dividends on any other securities which may be senior to this Series, determined in accordance with generally accepted accounting principles.

            (d) Before any dividends on, or any distribution in respect of, any class or classes of stock of the Corporation ranking junior to this Series as to dividends shall be declared or paid or set apart for payment, and before any purchase, redemption or other acquisition for value of any such stock, all dividends accumulated and unpaid on all outstanding shares of this Series up to the end of the annual dividend period coinciding with or next preceding such date shall have been paid or declared and set apart for payment; PROVIDED that the foregoing provisions of this sentence shall not prohibit (i) a dividend payable in shares of any class or series of stock of the Corporation ranking junior to this Series both as to dividends and as to distributions upon liquidation, dissolution or winding up, (ii) the acquisition of any shares of any class or series of stock ranking junior to this Series either as to dividends or as to distributions upon liquidation, dissolution or winding up, or both, (A) upon the conversion or exchange of such junior shares into or for any shares of any other class or series of stock or (B) from the proceeds of a substantially contemporaneous sale of shares of any other such class or series of stock or (iii) the acquisition of any class of stock of the Corporation for use in any employee stock purchase or ownership plan.

            (e) If, on a Dividend Payment Date of this Series there are any dividends on any other series of preferred stock ranking on a parity with this Series as to dividends which are not being paid on such Dividend Payment Date and which shall have accumulated and remain unpaid as of the end of the dividend period for such other series ending on or prior to such Dividend Payment Date for this Series, or if, on the date of payment of any dividends on any other series of preferred stock ranking on a parity with this Series as to dividends, there are any dividends which are not being paid on such date on this Series and which shall have accumulated and remain unpaid, as of the end of the dividend period for this Series ending on or prior to such Dividend Payment Date for such other series of preferred stock, the dividends being paid on such date shall be divided among this Series and such other series of preferred stock in proportion to the aggregate amounts of dividends accumulated and unpaid, up to the end of the most recent dividend period for each such series ending on or prior to the date of such payment, on outstanding shares of this Series and such other series, respectively, and no dividend shall be declared on this Series or any other series of preferred stock if the payment thereof would be contrary to this requirement.

            (f) If the fiscal year of the Corporation is changed, the Dividend Payment Date will be the March 31, June 30 or September 30, which is the second to occur in the succeeding fiscal year, and the maximum annual dividend shall be proportionately adjusted for any fiscal years of less or more than twelve months which results from such change of the Corporation's fiscal year.

      (3)   REDEMPTION.

            (a) OPTIONAL REDEMPTION. The outstanding shares of this Series shall be redeemable at the option of the Corporation by a vote of the Board of Directors, in whole at any time, or in part at any time and from time to time, in each case upon not less than thirty days' notice; provided that such redemption shall only be out of funds legally available for that purpose and to the extent then permitted by applicable restrictions in any of the Corporation's loan agreements and indentures and the provisions of the Certificate of Incorporation of the Corporation (including without limitation the provisions of any series or class of stock ranking senior to or prior to this Series as to dividends or upon liquidation);

            (b) MANDATORY REDEMPTION. As and for sinking fund for the retirement of this Series, the Corporation shall redeem, but only out of funds legally available for that purpose and to the extent then permitted by applicable restrictions in any of its loan agreements and indentures and the provisions of the Certificate of Incorporation of the Corporation (including without limitation the provisions of any series or class of stock ranking senior to or prior to this Series as to dividends or upon liquidation) (i) on the fifth and ninth anniversaries of the day on which the shares of this Series are first issued (so long as any shares of this Series are outstanding), the respective number of shares of this Series outstanding on such anniversary (rounded down to the nearest one hundredth of a share) representing the aggregate dollar amount of liquidation preference indicated below (provided that if fewer than 300,000 shares of this Series are outstanding on the date indicated each such aggregate dollar amount shall be reduced proportionately):

                  ANNIVERSARY                 DOLLAR AMOUNT
                  -----------                 -------------

                        5th                         $1,000,000
                        9th                         $4,000,000

and (ii) on the tenth anniversary of such day all such shares of this Series then remaining outstanding. In the event that the Corporation shall not have funds legally available for, or the Corporation is not then permitted (as contemplated by the preceding sentence) to make, any or all sinking funds retirements, the obligation to make such payment or to pay such portion remaining unpaid shall be carried forward and fulfilled as soon as practicable after such funds are legally available and the Corporation is permitted to do so.

            (c) REDEMPTION PRICE. The redemption price of shares of this Series shall be $25 per share reduced by the amount, if any, by which any previously paid dividends exceed a Cumulative Return, as defined below, of one percent (1%) per annum of liquidation preference for the fiscal year ended June 30, 1989, two percent (2%) per annum of liquidation preference for the fiscal year ending June 30, 1990 and five percent (5%) per annum of liquidation preference of each fiscal year thereafter. If the fiscal year of the Corporation is changed, the dates referred to above in this subparagraph
(c) of paragraph (3) shall be changed accordingly. "Cumulative Return", with respect to any share of this Series with respect to any redemption date, means the sum of all dividends paid with respect to such share expressed as simple interest per annum on the amount of liquidation preference of such share for the period from the date of original issuance thereof on the date of computation.

            (d) REDEMPTION IN PART. If less than all shares of this Series are to be redeemed, their shares to be redeemed shall be determined by lot or in such other manner as the Corporation's Board of Directors may deem to be equitable.

            (e) NOTICE. Notice of any proposed redemption of any shares of this Series shall be given by mailing a copy of such notice, postage prepaid, at least thirty (30) days in advance of the date designated for such of redemption to the holders or record of the shares of this Series to be redeemed at their respective addresses then appearing on the record books of the Corporation, but no failure to mail such notice nor any defect therein or in the mailing thereof shall affect the validity of the proceeding for the redemption of any shares of this Series to be redeemed. If a notice of redemption is given pursuant to this paragraph (3) (or if the Corporation has this irrevocably authorized the Depositary (as defined below) to give such notice pursuant to subparagraph (g) of this paragraph (3)), the Corporation shall make, on or prior to the date fixed for redemption, provision for the payment of the aggregate redemption price of the shares of this Series to be redeemed in either manner set forth in subparagraph (f) or (g) of this paragraph (3).

      (f) PROVISION FOR REDEMPTION PAYMENT ON THE REDEMPTION DATE. If, on the redemption date specified in such notice, the funds necessary for such redemption shall have been set aside by the Corporation, separate and apart from its other funds, in trust for payment to the holders of the shares of this Series so called for redemption (except that no funds shall be required to be set apart with respect to any shares to be redeemed which prior to the date of such setting apart shall have been converted pursuant to the exercise of the conversion right provided in paragraph (4) hereof), then, notwithstanding that any certificates for shares of this Series so called for redemption shall not have been surrendered for cancellation: (i) the shares of this Series so called for redemption shall be deemed to be no longer outstanding for any purpose; (ii) the right to receive dividends shall cease to accrue from and after the redemption date so designated; and (iii) all rights of holders with respect to such shares (including, but not limited to any rights to registration of transfer or exchange) shall forthwith from and after such redemption date, cease and terminate, except the right of the holders of such shares, on the date affixed for redemption, to receive the redemption price to which they are entitled plus dividends unpaid and accrued thereon to such redemption date minus the amount by which any previously paid dividends exceed a Cumulative Return as specified above, but without interest. Nothing herein shall prevent the reissue of redeemed shares in accordance with paragraph (5) hereof. Any monies so set aside by the Corporation and unclaimed at the end of two years from such redemption date shall revert to the general funds of the Corporation. After any such reversion, the holders of shares to which the unclaimed moneys are attributable shall look only to the Corporation for payment of the redemption price of such shares plus dividends unpaid and accrued thereon to such redemption date minus the amount by which any previously paid dividends exceed the respective Cumulative Return as specified above and such shares shall continue to be deemed to be no longer outstanding for any purpose.

            (g)   PROVISION FOR REDEMPTION PAYMENT PRIOR TO REDEMPTION DATE.
If, after the giving of the notice required to be given pursuant to subparagraph (e) of this paragraph (3) or after irrevocably authorizing the Depositary (as defined below) to give said notice, and before the redemption date specified in such notice, the Corporation shall deposit the aggregate redemption price of the shares of this Series to be redeemed (except that no such deposit shall be required with respect to any shares of this Series to be redeemed which prior to the date of such deposit shall have been converted pursuant to the exercise of the conversion right provided in paragraph (4) hereof) with a bank or trust company (the "Depositary") having a combined capital and surplus of at least $50,000,000 in trust for the payment to the holders of the shares of this Series so called for redemption, then, whether or not the date fixed for redemption shall have occurred or the certificates for shares of this Series so called for redemption shall have been surrendered for cancellation: (i) the shares of this Series so called for redemption shall be deemed to be no longer outstanding for any purpose; (ii) the right to receive dividends on such shares shall cease to accrue from and after the redemption date so designated; and (iii) all rights of holders of such shares shall forthwith, from and after the date of such deposit of such aggregate redemption price, cease and terminate, excepting only the right of the holders of such shares to convert such shares on or before the close of business on the fifth business day prior to the date fixed for redemption and the right of the holders of such shares to receive the redemption price therefor plus dividends unpaid and accrued thereon to such date reduced by the amount by which any previously paid dividends exceed a Cumulative Return as specified above. Nothing herein shall prevent the reissue of redeemed shares in accordance with paragraph (5) hereof. Any moneys so deposited by the Corporation and unclaimed at the end of two years from such redemption date shall be paid by such Depositary upon demand by the Corporation to the Corporation and thereupon such Depositary shall be relieved of all responsibility in respect thereof to any holder of shares to which the unclaimed moneys are attributable and such holder shall look only to the Corporation for the payment of the redemption price of such shares plus dividends unpaid and accrued thereon minus the amount by which any previously paid dividends exceed a Cumulative Return as specified above and such shares shall continue being deemed to be no longer outstanding for any purpose, except for the right of the holders of such shares to convert such shares on or before the close of business on the fifth business day prior to the date fixed for redemption. The term "business day" shall mean any day other than a Saturday, Sunday or day on which commercial banking institutions in Atlanta, Georgia are authorized by law to be closed. Any interest accrued on funds so deposited shall be paid to the Corporation from time to time.

            (h) PROPORTIONATE REDEMPTION. If, in any case, the amounts payable with respect to any obligations to redeem shares of this Series or other series ranking on a parity with this Series are not paid in full as to all such series with respect to which such obligations exist, the number of shares of such series to be redeemed (assuming any redemption is at the time permitted hereby) shall be in proportion to the respective amounts which would be payable on account of such obligations if all amounts payable were discharged in full.

      (4) CONVERSION. The holder of each outstanding share of this Series shall have the right at any time, or from time to time (except as otherwise herein provided if such share shall be called for redemption), at his option to convert such share into five (5) shares of the fully paid and non-assessable voting Class A Common Stock of the Corporation (or such lesser or greater number of shares of voting Class A Common Stock or other securities or assets as may result from adjustments to the rate of conversion as provided herein (hereinafter as from time to time so adjusted, a "Conversion Unit")) on and subject to the terms and conditions hereinafter set forth.

            (a) Subject to the provisions for adjustment hereinafter set forth, the shares of this Series shall be convertible, into Conversion Units at the rate of one Conversion Unit for each share of this Series surrendered for conversion pursuant to subparagraph (b) of this paragraph (4); PROVIDED, that in the event a split or subdivision of any shares of this Series into a larger number of shares or a combination of any shares of this Series into a smaller number of shares is effected, the number of Conversion Units into which each such split or combined share shall be convertible shall be equal to the product of (i) the number of shares of this Series outstanding immediately before such split, subdivision or combination divided by the number of such split, subdivided or combined shares outstanding immediately thereafter and
(ii) the number of Conversion Units into which each such share was convertible immediately prior to such split or subdivision. In the event a Conversion Unit shall consist of more than one class or type of security of the Corporation or any other entity, each of such securities shall be immediately transferable separately and apart from any other security comprising the Conversion Unit as of the Conversion Date, unless the terms and conditions of issuance of two or more of such securities provide that such are not separately transferable.

            (b) In order to exercise such conversion privilege, the holder of any shares of this Series to be converted shall present and surrender the certificate representing such shares, duly endorsed to the Corporation or in blank, during usual business hours at an office or agency of the Corporation maintained for the transfer of this Series and shall deliver to the Corporation at such office or agency a written notice of the election of the holder to convert the shares of this Series represented by such certificate of any portion thereof specified in such notice. Such notice shall also state the name or names (with address) in which the certificate or certificates for shares of voting Class A Common Stock which shall be issuable on such conversion shall be issued. If so required by the Corporation, any certificate for shares of this Series surrendered for conversion shall be accompanied by a conversion notice and, unless the shares issuable on conversion are to be issued in the same name as that in which such shares of this Series being converted is registered, by instruments of transfer, in form satisfactory to the Corporation, duly executed by the holder of such shares of his duly authorized representative. Each conversion of shares of this Series shall be deemed to have been effected on the date (the "Conversion Date") on which the certificate of certificates representing such shares shall have been surrendered and such notice and any required instruments of transfer and payment if required received as aforesaid. The person or persons in whose name or names any certificate or certificates for shares of voting Class A Common Stock shall be issuable as a result of such conversion shall be deemed to have become, immediately prior to the close of business on the Conversion Date, the holder or holders of record of the shares of voting Class A Common Stock represented thereby unless the transfer books of the Corporation are closed on that date, in which event such person or persons shall be deemed to have become such holder or holders of record on the next succeeding day on which the transfer books are open, but the conversion shall be made into Conversion Units as constituted on the date on which such shares of this Series shall have been so surrendered and such notice received by the Corporation.

            (c) As promptly as practicable after the presentation and surrender for conversion, as herein provided, of any certificate for shares of this Series, the Corporation shall issue and deliver at such office or agency, to or upon the written order of the holder thereof, a certificate or certificates for the number of full shares of voting Class A Common Stock or other capital stock comprising a Conversion Unit on the Conversion Date and a certificate or certificates for other securities, if any, comprising a Conversion Unit on the Conversion Date. Any fractional interest in a share of voting Class A Common Stock or other capital stock issuable upon such conversion shall be settled as provided in subparagraph (o) hereof. In case any certificate for shares of this Series shall be surrendered for conversion of a part only of the shares of this Series represented thereby, the Corporation shall deliver at such office or agency, to or upon the written order of the holder thereof, a certificate or certificates for the number of shares of this Series represented by such surrendered certificates which are not being converted. The issuance of certificates for shares of voting Class A Common Stock issuable upon the conversion of shares of this Series shall be made without charge to the converting holder for any tax imposed on the Corporation in respect of the issue thereof. The Corporation shall not, however, be required to pay any tax which may be payable with respect to any transfer involved in the issue and delivery of any certificate in a name other than that of the holder of the shares of this Series being converted, and the Corporation shall not be required to issue or deliver any such certificate unless and until the person requesting the issue thereof shall have paid to the Corporation the amount of such tax or has established to the satisfaction of the Corporation that such tax has been paid.

            (d) Upon any conversion pursuant hereto of shares of this Series into Conversion Units which are partially or wholly comprised of shares of voting Class A Common Stock, no adjustment with respect to the per share dividend rate payable on this Series shall be made; dividends shall be payable on shares of this Series so converted only if such were declared and were payable to holders of record of shares of this Series on a date prior to the Conversion Date with respect to the shares so converted; however, each share of this Series surrendered for conversion during the period from the close of business on the Record Date (or the next preceding business day if such day is not a business day) next preceding any Dividend Payment Date to the opening of business on such Dividend Payment Date (excluding shares of this Series called for redemption and payable on a redemption date during such period) shall also be accompanied by payment in New York Clearing House funds or other funds acceptable to the Corporation of an amount equal to the dividend payable on such Dividend Payment Date on the number of shares of this Series then being converted; however, if the Corporation shall default in the payment of said dividend, said funds shall be returned to the payor thereof and only those dividends shall be payable on shares of voting Class A Common Stock issued upon such conversion as may be declared and made payable to holders of record of shares of voting Class A Common Stock on or after such Conversion Date and only such interest shall be payable on debt securities, if any, comprising a Conversion Unit as constituted on the Conversion Date, as may be payable to holders of record of any such debt securities on or after such Conversion Date.

            (e) In the event any shares of this Series shall be called for redemption, the right to convert such shares of this Series pursuant hereto shall terminate on the fifth Business Day prior to the last business day preceding the date fixed for redemption of such shares, unless payment of the redemption price of such shares is not duly provided for by the date fixed for redemption. Notwithstanding anything to the contrary contained in this paragraph (4), the Corporation may, at its option, purchase any shares of this Series presented and surrendered for redemption prior to the close of business on the fifth business day prior to the date fixed for redemption at a purchase price equal to the price that would have been paid had such shares been redeemed and immediately sell such shares to any registered broker-dealer who has agreed to purchase such shares at a price at least equal to the price paid by the Corporation for such shares and to convert each of such shares into the securities then comprising a Conversion Unit.

            (f) The number of shares of voting Class A Common Stock comprising a Conversion Unit or a portion of a Conversion Unit shall be subject to adjustment from time to time as follows:

                  (i) In case the Corporation shall (A) pay a dividend or make a distribution to all holders of outstanding shares of its voting Class A Common Stock as a class in shares of its voting Class A Common Stock, (B) subdivide or split the outstanding shares of its voting Class A Common Stock into a larger number of shares, (C) combine the outstanding shares of its voting Class A Common Stock into a smaller number of its voting Class A Common Stock (subject to such further adjustments as may be required pursuant to clause (ii) of this subparagraph (f), or to either of said clauses) a Conversion Unit shall consist of the number of shares of voting Class A Common Stock of the Corporation which at the date of such conversion the holder of a share of this Series would have owned and been entitled to receive had such share of this Series been converted immediately prior to the happening of the first of such events to occur after the initial issue of shares of this Series and prior to such conversion. An adjustment made pursuant to this clause (i) shall become effective immediately after such record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, split, combination or reclassification.

                  (ii) In case the Corporation shall issue to all holders of its voting Class A Common Stock as a class any rights or warrants enabling them (for a period expiring within forty-five (45) days after the record date for determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of voting Class A Common stock at a price per share less than the average market price per share of voting Class A Common Stock (as defined below in subparagraph (g) of this paragraph (4)) at such record date, the number of shares of voting Class A Common Stock comprising or partially comprising a Conversion Unit shall be determined by multiplying the number of shares of voting Class A Common Stock then included in a Conversion Unit immediately prior to such record date by a fraction, of which the numerator shall be the sum of the number of shares of voting Class A Common Stock outstanding at such record date and the number of additional shares of voting Class A Common Stock so offered for subscription or purchase, and of which the denominator shall be the sum of the number of shares of voting Class A Common Stock outstanding at such record date and the number of shares of voting Class A Common Stock which the aggregate offering price (before deduction of underwriting discounts or commissions and other expenses) of the total number of shares so offered for subscription or purchase would purchase at such average market price per share. An adjustment made pursuant to this clause (ii) shall become effective immediately after the record date for determination of stockholders entitled to receive such rights or warrants.

            (g) For the purposes of computation under this paragraph (4), the average market price per share of voting Class A Common Stock at any date shall be the average of the per share daily closing prices for the thirty (30) consecutive Business Days commencing forty-five (45) Business Days before the date in question. The closing price (the "Closing Price") for each day shall be as follows:

                  (i) If the primary market for the security in question is a National Securities Exchange, the NASDAQ National Market System, or other market or quotation system in which last sale transactions are reported on a contemporaneous basis, the last reported sales price, regular way, of such security on such exchange or in such quotation system for such day, or, if there shall not have been a sale on such exchange or reported through such system on such trading day, the highest closing or last bid quotations therefor on such exchange or quotation system on such trading day, or

                  (ii) If the primary market for such security is not such an exchange or quotation market in which last sale transactions are contemporaneously reported, the last bid quotation in the over-the-counter market on such trading day as reported by the National Association of Securities Dealers through NASDAQ, its automated system for reporting quotations, or its successor or such other generally accepted source of publicly reported bid quotations as the Company may reasonably designate, or

                  (iii) If such security is not required on any of the above, the Closing Price shall be determined by resolution of the Board of Directors of the Corporation which determination shall be final.

            (h) In any case in which subparagraph (f) of this paragraph (4) shall require that an adjustment be made immediately following a record date, the Company may elect to defer (but only until five business days following the filing by the Company of a certificate described in subparagraph (j) of this paragraph (4) with each office or agency maintained by the Corporation for the transfer of shares of this Series (the "Transfer Agent")) issuing to the holder of any share of this Series converted after such record date the shares of voting Class A Common Stock and other securities comprising a Conversion Unit immediately prior to such adjustment; and, in lieu of the securities, the issuance of which is so deferred, the Company shall issue or cause the conversion agent to issue due bills for other appropriate evidence of the right to receive such shares.

            (i) No adjustment in the number of shares of voting Class A Common Stock or other stock or principal amount of debt securities, if any, comprising a Conversion Unit shall be required unless such adjustment would require an increase or decrease in such number of shares of voting Class A Common Stock or other securities of at least one and one half percent (1.5%) of such number of shares or principal amount, as the case may be; PROVIDED, however, that any adjustments which by reason of this subparagraph (i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this paragraph (4) shall be made to the nearest 1/100th of a share or nearest cent, as the case may be.

            (j) Whenever any adjustment is required in the number of shares comprising a Conversion Unit or the number of Conversion Units into which shares of this Series is convertible, the Corporation shall forthwith (i) file with each Transfer Agent a statement describing in reasonable detail the adjustment and the method of calculation used, and (ii) cause a notice of such adjustment, setting forth the adjusted conversion rate, to be mailed to the holders of record of shares of this Series at their addresses as shown on the books of the Corporation.

            (k) All shares of this Series which shall have been surrendered for conversion as herein provided shall no longer be deemed to be outstanding and all rights with respect to such shares, including the rights, if any, to receive notices and to vote, shall forthwith cease and terminate, except only the right of the holders thereof, subject to the provisions of subparagraph (c) of this paragraph (4), to receive shares in exchange therefor.

            (l) In case of any consolidation of the Corporation with, or merger of the Corporation into, any other corporation (other than a merger in which the Corporation is the surviving corporation), or in case of any conveyance or transfer of the property and assets of the Corporation as an entirety or substantially as an entirety, each share of this Series shall thereafter be convertible into (a) the number and kind of shares of stock and other securities and cash, property and rights which would be receivable upon such consolidation, merger, conveyance or transfer by a holder of the number and kind of securities of the Corporation then comprising or partially comprising a Conversion Unit immediately prior to such consolidation, merger, conveyance or transfer plus (b) any cash or property other than securities of the Corporation which may comprise a Conversion Unit immediately prior to such consolidation, merger, conveyance or transfer. The above provisions of this subparagraph (l) shall similarly apply to successive consolidations, mergers, conveyances or transfers.

            (m)   In the event that:

                 (i) the Corporation shall take action to offer for subscription PRO RATA to the holders of its voting Class A Common Stock, any securities of any kind;

                (ii) the Corporation shall take action to accomplish any capital reorganization or reclassification of the capital stock of the Corporation (other than a subdivision, split or combination of its Voting Common Stock), or consolidation or merger to which the Corporation is a party and for which approval of any stockholders of the Corporation is required; or

               (iii) the Corporation shall take action looking to a voluntary or involuntary dissolution, liquidation or winding up of the Corporation;

then the Corporation shall (A) in case of any such subscription rights, at least fifteen (15) days prior to the date or expected date on which the books of the Corporation shall close or a record shall be taken for the determination of holders entitled to such subscription rights, and (B) in the case of any such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up, at least twenty (20) days prior to the date or expected date when the same shall take place, cause written notice thereof to be mailed to each holder of shares of this Series at his address as shown on the books of the Corporation. Such notice in accordance with the foregoing clause (A) shall also specify, in the case of any such subscription rights, the date or expected date on which the holders of voting Class A Common Stock shall be entitled thereto, and such notice in accordance with the foregoing clause (B) shall also specify the date or expected date on which the holders of voting Class A Common Stock shall be entitled to exchange their voting Class A Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, dissolution, liquidation or winding up, as the case may be.

            (n) For the purposes of this paragraph (4), the term "Class A Common Stock" shall mean (i) the class of stock designated as the voting Class A Common Stock of the Corporation on the date of this Certificate of Designation of 25% Participating Convertible Preferred Stock, or (ii) any other class of stock resulting from successive changes or reclassifications of such voting Class A Common Stock consisting solely of changes in par value or from no par value to par value, or from par value to no par value. In the event that at any time as a result of an adjustment made pursuant to the provisions of this subparagraph (f) of this paragraph (4), the holder of any share of this Series thereafter surrendered for conversion shall become entitled to receive any shares of the Corporation other than shares of voting Class A Common Stock, thereafter the number of such other shares so receivable upon conversion of any share of this Series shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the voting Class A Common Stock contained in subparagraph (f) of this paragraph (4), and the other provisions of this paragraph (4) with respect to the voting Class A Common Stock shall apply on like terms to any such other shares.

            (o) Whenever any conversion would result in the issuance of a fractional share of voting Class A Common Stock, the following procedures shall apply:

                  (i) No fractional share of voting Class A Common Stock, or scrip representing a fractional share, shall be issued upon the conversion of any shares of this Series. If more than one share of this Series shall be surrendered for conversion at one time by the same holder, the number of full shares of voting Class A Common Stock issuable upon conversion thereof shall be computed on the basis of the aggregate number of shares so surrendered. Instead of any fractional interest in a share of voting Class A Common Stock which otherwise would be issuable upon the conversion of any shares of this Series, the Corporation may, at its option, elect to pay, in lieu thereof, in cash the market value thereof as of the Conversion Date. For such purpose, the market value of a share of voting Class A Common Stock shall be the closing price of such share to be determined as follows:

                        (A) If the primary market for the security in question is a National Securities Exchange, the NASDAQ National Market System, or other market or quotation system in which last sale transactions are reported on a contemporaneous basis, the last reported sales price, regular way, of such security on such exchange or in such quotation system for such day, or, if there shall not have been a sale on such exchange or reported through such system on such trading day, the highest closing or last bid quotations therefor on such exchange or quotation system on such trading day, or

                        (B) If the primary market for such security is not such an exchange or quotation market in which last sale transactions are contemporaneously reported, the last bid quotation in the over-the-counter market on such trading day as reported by the National Association of Securities Dealers through NASDAQ, its automated system for reporting quotations, or its successor or such other generally accepted source of publicly reported bid quotations as the Company may reasonably designate, or

                        (C) If such security is not reported on any of the above, the closing price shall be determined by resolution of the Board of Directors of the Corporation which determination shall be final.

                  (ii) If the Corporation shall elect not to pay the cash adjustment provided in clause (i) above of this subparagraph (o), the provisions of this clause (ii) shall be applicable to such fractional interest. The person entitled to such fractional interest may elect either to purchase the additional fractional interest required to make up a full share of voting Class A
            Common Stock or to sell the fractional interest to which such person is entitled. Such election shall be made at the time the shares of this Series are surrendered for conversion and shall be made on the form of notice of conversion appearing on the share certificate or on a form provided for such purpose by the Corporation or the conversion agent. If such election is not made at such time, the fractional interest to which such person was entitled shall be sold by the Corporation. Such purchase or sale shall be effected by the conversion agent acting as agent for the person entitled to such fractional interest. The conversion agent shall bill such person for the purchase price of any such fractional interest purchased by it as such agent or shall remit to such person the proceeds from the sale of any such fractional interest sold by it as such agent. In the case of a purchase, the conversion agent may sell the share to which such person is entitled if payment is not received by such conversion agent within thirty (30) days after the mailing of such bill and, after deducting the amount of such bill and any other charges, shall remit the balance, if any, to such person. The Corporation shall be under no obligation to make shares of voting Class A Common Stock available to the conversion agent for such purchases. Fractional interests shall be non-transferable except by or to the conversion agent acting as herein authorized. The conversion agent may purchase or sell fractional interests on the basis of market prices of the voting Class A Common Stock as determined by such agent and is expressly authorized to value fractional interests without actual purchase or sale on the basis of market price of the voting Class A Common Stock as determined by it. Purchases and sales of fractional interests by the conversion agent may, in its sole discretion, be set off one against the other on the basis of market prices of the voting Class A Common Stock as determined by it. Fractional interests will not be entitled to dividends and the holders thereof shall not be entitled to any rights as shareholders of the Corporation in respect of such fractional interests. The Corporation will reimburse the conversion agent for its expenses in connection with the purchase and sale of voting Class A Common Stock hereunder.

            (p) Such number of shares of voting Class A Common Stock as may from time to time be required for such purpose shall be reserved for issuance upon conversion of outstanding shares of this Series.

      (5) REISSUE OF REACQUIRED SHARES. Shares of this Series which have been issued and reacquired in any manner by the Corporation (exclusive of any affiliate of the Corporation) shall have the status of authorized and unissued shares of preferred stock of the Corporation. Any such shares of this Series so acquired by the Corporation may be reissued as part of a new series (or as additional shares of an existing services, if permitted by the certificate of designation of such existing series) of preferred stock of the Corporation to be created by resolution or resolutions of the Board of Directors, subject to the conditions or restrictions on issuance set forth herein or in any resolution or resolutions adopted by the Board of Directors providing for the issue of any series of preferred stock, but such reacquired shares may not be reissued as a part of this Series.

      (6) LIQUIDATION. Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment of any obligations of the Corporation ranking senior to the shares of this Series, including, without limitation, any accrued and unpaid dividends and any preferences due with respect to any series of preferred stock of the Corporation which may rank senior to the shares of this Series, or as to distributions upon liquidation, dissolution or winding up, whether or not the Corporation shall have a surplus or earnings available for the payment of dividends, the holders of outstanding shares of this Series shall be entitled to receive for each such share payment in cash equal to $25.00 per share, less an amount equal to the amount by which the dividends which have been paid thereon to the date fixed for such payment exceed five percent (5%) of the liquidation preference of such share times the number of fiscal year ends which have occurred since the original issuance of such share, and no more, before any payment or other distribution of assets shall be made to the holders of shares of Common Stock or other class of stock of the Corporation ranking junior to this Series as to distribution upon liquidation, dissolution or winding up. In the event the assets of the Corporation available for distribution to the holders of this Series upon any liquidation, dissolution or winding up of the corporation shall be insufficient to pay in full the amounts to which the holders of this Series shall be entitled, no distribution shall be made to or on behalf of the holders of any shares of any other class or series of stock ranking on a parity with this Series as to distributions upon liquidation, dissolution or winding up unless the remaining assets shall be paid to or on behalf of the holders of this Series, ratably, in proportion
(i) first, to the amounts attributable to dividends accrued and unpaid if any, to which the holders of all such shares are entitled upon liquidation, dissolution or winding up and (ii) second, to the amount attributable to liquidation preferences to which the holders of all such shares are entitled upon liquidation, dissolution or winding up. If upon any liquidation, dissolution or winding up of the Corporation there shall be outstanding any series of preferred stock of the Corporation ranking on a parity with this Series as to dividends, but ranking junior to this Series as to distributions upon liquidation, dissolution or winding up, any dividends on such other series as shall have accumulated and remain unpaid (unless payment therefor has been irrevocably provided), shall be deemed to rank junior to this Series. If upon any liquidation, dissolution or winding up of the Corporation there shall be outstanding any series of preferred stock of the Corporation ranking on a parity with this Series as to distributions upon liquidation, dissolution or winding up, but such other series as shall have accumulated and remain unpaid (unless payment therefore has been irrevocably provided), shall be deemed to rank on a parity which this Series as to distributions upon liquidation, dissolutions or winding up, and shall be distributed (whether or not such dividends have been declared) pursuant to clause (i) of the second preceding sentence of this paragraph (6). The voluntary sale, conveyance, lease, exchange or transfer of all or substantially all the property or assets of the Corporation (unless in connection therewith the dissolution, liquidation or winding up of the Corporation is specifically approved), or the merger of the Corporation into, or consolidation of the Corporation with, any other corporation, or the merger of any other corporation into it, or any purchase or redemption of shares of stock of the Corporation of any class or series, shall not be deemed to be a dissolution, liquidation or winding up of the Corporation for the purpose of this paragraph (6).

     (7) VOTING. Each holder of any outstanding shares of this Series shall be entitled to vote, one vote per share, (i) voting with the voting
Class A Common Stock as a single class on all matters in which holders of voting Class A Common stock are entitled to vote (other than the election of directors) including, without limitation, on any sale, lease or disposition of all or substantially all of the assets of the Corporation or a consolidation of the Corporation with, or the merger of the Corporation into, another corporation and (ii) voting as a separate class on any amendments to this Certificate of Designation. The affirmative vote of a majority of the shares entitled to vote is required for approval of any of the actions described in (i) or (ii) above.

      (8) PREEMPTIVE RIGHTS. Holders of shares of this Series shall not have preemptive rights.

      (9) INCREASE OR DECREASE IN SHARES OF THIS SERIES. The Board of Directors is expressly authorized to adopt, from time to time, a resolution or resolutions, providing for an increase or decrease in the number of shares constituting this Series, but no such decrease shall reduce at any time the number of shares of this Series at the time outstanding, or the per share percentage of net income of the Corporation to be paid as dividends on shares of this Series.

      (10) TRANSFER AGENT, CONVERSION AGENT AND REGISTRAR. The Corporation will, so long as any shares of this Series are outstanding, maintain an office or agency where such shares may be presented for registration of transfer and exchange and where such shares may be presented for conversion.

      (11) SHAREHOLDER REPORTS. The Corporation will, or will cause the registrar to, transmit to the registered holders of this Series all reports and communications from the Corporation that are generally mailed to holders of its Common Stock.

      (12)  DEFINITIONS.  For the purposes hereof:

            (a) the term "outstanding", when used in reference to shares of stock, shall mean issued shares, excluding (i) shares held by the Corporation or a subsidiary and (ii) shares called for redemption, funds for the redemption of which shall have been segregated or deposited in trust and irrevocably committed to the payment of any amounts owing to holders of this Series, as provided in paragraph (3);

            (b) (i) the amount of dividends "accrued" or "accumulated" with respect to any share of this Series shall be deemed to be the amount of any unpaid dividends with respect to any fiscal year for which the Corporation has received the final report of its independent auditors or with respect to any fiscal year which ended more than 180 days prior to the date of calculation regardless of whether such report of the Corporation's independent auditors has been received and no dividend shall be deemed to have accrued or accumulated with respect to any share of this Series until the first of such two events shall have occurred. (ii) the amount of dividends "accrued" or "accumulated" on any share of preferred stock of any other series (unless a different amount shall be specified in the Certificate of Designation of such series) at any dividend payment date shall be deemed to be the amount of any unpaid dividends prescribed in the Certificate of Designation therefor to and including such dividend date, whether or not earned or declared, and the amount of dividends "accrued" or "accumulated" on any share of preferred stock of any other series as at any date other than a dividend payment date shall be calculated as the amount of any unpaid dividends accumulated thereon to and including the last preceding dividend payment date, whether or not earned or declared, plus an amount calculated on the basis of the annual dividend rate fixed for the shares of such series for the period after such last preceding dividend date to and including the date as of which the calculation is made, based on a 360-day year of twelve 30-day months;

            (c) any series or class of stock of the Corporation shall be deemed to rank

                 (i) "prior to" this Series or any other series of preferred stock of the Corporation, either as to dividends or upon liquidation, if the holders of such class or classes of stock shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, in preference or priority to the holders of this Series or any other series of preferred stock of the Corporation, as the case may be;

                (ii) "on a parity with" this Series or any other series of preferred stock of the Corporation, either as to dividends or upon liquidation, whether or not the dividend entitlements, dividend payment dates, or redemption or liquidation prices per share thereof be different from those of this Series or any other series of preferred stock of the Corporation, if as between the holders of such one or more series or class, each shall be entitled to the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, in proportion to their respective dividend entitlements or liquidation prices, without preference or priority one over the other; and

               (iii) "junior to" this Series or any other series of preferred stock of the Corporation, either as to dividends or upon liquidation, if the rights of the holders of such class or classes of stock shall be subject or subordinate to the rights of the holders of this Series in respect of the receipt of dividends or of amounts distributable upon liquidation, dissolution or winding up, respectively.

      IN WITNESS WHEREOF, National Healthcare, Inc., has caused its corporate seal to be hereunto affixed and this Certificate of Designation to be signed, certified and attested to by its Chief Executive officer and one of its Assistant Secretaries, duly authorized officers of the Corporation, as of the 26th day of January, 1990. The signature of the Chief Executive Officer and the Assistant Secretary constitute the affirmation and acknowledgment of such persons, under penalties of perjury, that this instrument is the act and deed of the said Corporation and that the facts stated herein are true.

                                    NATIONAL HEALTHCARE, INC.


                              By:   /s/ James T. McAfee, Jr.
                                    ---------------------------------
                                    James T. McAfee, Jr.
                                    Chief Executive Officer and
                                    Chairman of the Board

ATTEST:


/s/ Kenneth D. Hawkins
- --------------------------
Kenneth D. Hawkins
Assistant Secretary

   [CORPORATE SEAL]

STATE OF GEORGIA         )
                         )  SS.
COUNTY OF COBB           )


      The undersigned, a Notary Public in and for the aforesaid County and State, certifies that on this 26th day of January, 1990, James T. McAfee, the Chief Executive Officer and Chairman of the Board of National Healthcare, Inc. (the "Corporation') and Kenneth D. Hawkins, an Assistant Secretary of the Corporation, known to me personally to be such, duly executed the foregoing Certificate before me and acknowledged said Certificate to be their act and deed made on behalf of the Corporation, and acknowledged that the facts stated therein are true. The signatures on the attached Certificate of said Chief Executive officer and said Assistant Secretary of the Corporation are in the handwriting of said Chief Executive Officer and said Assistant Secretary, respectively, and the seal affixed to the Certificate is the corporate seal of the Corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal of office this 26th day of January, 1990.



                                    /s/ Starry W. Hornsby
                                    -----------------------------------
                                    Notary Public

(Notarial Seal)                     Notary Public, Cobb County, Georgia
                                    My Commission Expires May 2, 1992

                                STATE OF DELAWARE

                        OFFICE OF THE SECRETARY OF STATE
                        ________________________________


      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "NATIONAL HEALTHCARE, INC." FILED IN THIS OFFICE ON THE TWENTY-THIRD DAY OF DECEMBER, A.D. 1991, AT 1:30 O'CLOCK P.M.



                              /s/ William T. Quillen
            [Seal]            --------------------------------------
                              William T. Quillen, Secretary of State


                              AUTHENTICATION: *4029396

                                            DATE: 08/24/1993

932365191

                                                      STATE OF DELAWARE
                                                      SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 01:30 PM 12/23/1991
                                                      913615296-924764


                 CERTIFICATE OF NAME CHANGE/AMENDMENT TO AMENDED
                    AND RESTATED CERTIFICATE OF INCORPORATION


      National Healthcare, Inc. duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

      FIRST, that the Board of Directors of said Corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the amendment of the Corporation's Amended and Restated Certificate of Incorporation as set forth below.

      SECOND, that thereafter, pursuant to a resolution of the Board of Directors, the holders of a majority of the issued and outstanding shares of the voting capital stock of said Corporation entitled to vote thereon and voting at the Annual Meeting of Stockholders of the Corporation held on December 5, 1991 voted in favor of the amendment to change the name of the Corporation as set forth below.

      THIRD, that said amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      FOURTH, that the capital of said Corporation will not be reduced under or by reason of said amendment.

      RESOLVED, that ARTICLE I of the Corporation's Amended and Restated Certificate of Incorporation be amended by deleting the text therein and adding the following in lieu thereof.

                                   ARTICLE I.

      The name of the Corporation is: Hallmark Healthcare Corporation.

      IN WITNESS WHEREOF, National Healthcare, Inc. has caused its corporate seal to be hereunto affixed and the Certificate of Name Change/Certificate of Amendment to be signed, certified and attested to by its Chief Executive
Officer and one of its Assistant Secretaries, duly authorized officers of the Corporation, as of the 5th day of December, 1991. The signature of the Chief Executive Officer and the Assistant Secretary constitute the affirmation and acknowledgment of such persons, under penalties of perjury, that this instrument is the act and deed of said Corporation and the facts stated herein are true.

                                    NATIONAL HEALTHCARE, INC.


                                    By: /s/ James T. McAfee, Jr.
                                        -------------------------------
                                        James T. McAfee, Jr.

                                       Chief Executive Officer and
                                       Chairman of the Board




ATTEST:


/s/ James E. Clements
- ----------------------------
James E. Clements
Assistant Secretary

[CORPORATE SEAL]

STATE OF GEORGIA )
                 ) ss.
COUNTY OF COBB   )


      The undersigned, a Notary Public in and for the aforesaid County and State, certifies that on this 16th day of December, 1991, James T. McAfee,
Jr., Chief Executive Officer and Chairman of the Board of Directors of
National Healthcare, Inc. (the "Corporation"), and James E. Clements, Assistant Secretary of the Corporation, known to me personally to be such, duly executed the foregoing Certificate before me and acknowledged such Certificate to be their act and deed made on behalf of the Corporation, and acknowledge that the facts stated therein are true. The signatures on the attached Certificate of said Chief Executive Officer and said Assistant Secretary of the Corporation are and the handwriting of said Chief Executive Officer and said Assistant Secretary, respectively, and the seal affixed to the Certificate is the corporate seal of the Corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal this 16th day of December, 1991.



                                    /s/ Maria E. Robinson
                                    -----------------------------------
                                    Notary Public

[NOTARIAL SEAL]

                                State of Delaware

                        Office of the Secretary of State

                        _________________________________


      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HALLMARK HEALTHCARE CORPORATION" FILED IN THIS OFFICE ON THE TENTH DAY OF NOVEMBER, A.D. 1992, AT 4:29 O'CLOCK P.M.



                              /s/ William T. Quillen
            [Seal]            --------------------------------------
                              William T. Quillen, Secretary of State

                              AUTHENTICATION: *4029394

                                            DATE: 08/24/1993

932365191

                                                      STATE OF DELAWARE
                                                      SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 04:29 PM 11/10/1992
                                                      722315176-924764


                            CERTIFICATE OF AMENDMENT

                                       TO

                              AMENDED AND RESTATED

                          CERTIFICATE OF INCORPORATION

                                       OF

                         HALLMARK HEALTHCARE CORPORATION


      Hallmark Healthcare Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

      FIRST: That the Board of Directors of said Corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the amendments to the Amended and Restated Certificate of Incorporation of said Corporation set forth below.

      SECOND: That thereafter, pursuant to a resolution of its Board of Directors, the holders of a majority of the issued and outstanding shares of the capital stock of said Corporation entitled to vote thereon present at the meeting in person or by proxy and voting at the Annual Meeting of the Stockholders of Corporation held on November 5, 1992 voted in favor of the amendment set forth below.

      THIRD: That thereafter, pursuant to the same resolution of its Board of Directors, the holders of a majority of the issued and outstanding shares of the 25% Participating Cumulative Convertible Redeemable Preferred Stock of said Corporation entitled to vote thereon present at the meeting in person or by proxy and voting at the Annual Meeting of Stockholders held on November 5, 1992 vote in favor of the amendments set forth below.

      FOURTH: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      FIFTH: That the capital of said Corporation will not be reduced under or by reason of said amendments.

      RESOLVED, that the Corporation's Amended and Restated Certificate of Incorporation be amended as set forth below.

      The Amended and Restated Certificate of Incorporation of Hallmark Healthcare Corporation shall be amended by deleting the text of the first paragraph of Article IV and adding the following in lieu thereof:

                                       1.

      The total number of shares of capital stock which the Corporation shall have authority to issue is Twenty-Seven Million Five Hundred Thousand (27,500,000), of these shares 25,000,000 shares shall be Common Stock with a par value of $.05 per share and 2,500,000 shares shall be Preferred Stock. Two Million Four Hundred and Forty Thousand (2,440,000) shares of the Preferred Stock shall be authorized with a par value of $1.00 per share and Sixty Thousand (60,000) shares of Preferred Stock constituting the Company's 25% Participating Cumulative Convertible Preferred Stock (the "25% Preferred Stock") shall be authorized with a par value of $5.00 per share.

                                       2.

      That as of the Effective Date (as hereinafter defined) each five (5) issued and outstanding shares of the Corporation's Common Stock par value $.01 per share (the "Existing Shares") shall be combined into and shall thereafter represent for all corporate purposes, one (1) issued and outstanding share of the same class of Common Stock par value $.05 per share (a "New Common Share") without any action on the part of the holder thereof.

                                       3.

      That as of the Effective Date (as hereinafter defined) each five (5) issued and outstanding shares of the Corporation's 25% Preferred Stock shall be combined into and shall thereafter represent, for all corporate purposes, one (1) issued and outstanding share of 25% Preferred Stock (a "New 25% Preferred Share") without any action on the part of the holder thereof.

                                       4.

      That the number of authorized shares of Common Stock and Preferred Stock authorized above shall not be altered hereby.

                                       5.

      No fractional New Common Shares and no fractional New 25% Preferred
Shares (collectively the "New Shares") shall be outstanding. To avoid the existence of fractional New Shares, stockholders entitled to receive fractional New Shares shall receive, in lieu of fractional New Shares, a cash distribution in an amount determined by the Board of Directors, and shall not be entitled to receive any other dividend or other distribution in the event of liquidation, or to exercise any voting privileges, with respect to such fractional New Shares. As used herein, "Effective Date" shall mean the date that the Certificate of Amendment to the Company's Amended and Restated Certificate of Incorporation is filed with the Secretary of State of Delaware to effect this amendment.

      IN WITNESS WHEREOF, Hallmark Healthcare Corporation, has caused its corporate seal to be hereunto affixed and this Certificate of Amendment to be signed, certified and attested to by its Chief Executive Officer and its Secretary, duly authorized officers of the Corporation, as of the 10th day of November, 1992. The signature of the Chief Executive Officer and the Secretary constitute the affirmation and acknowledgment of such persons, under penalties or perjury, that this instrument is the act and deed of the said Corporation and that the facts stated herein are true.

                                    HALLMARK HEALTHCARE CORPORATION


                              By:   /s/ James T. McAfee, Jr.
                                    -------------------------------
                                    James T. McAfee, Jr.
                                    Chief Executive Officer and
                                    Chairman of the Board



ATTEST:


/s/ Robert M. Thornton, Jr.
- ------------------------------
Robert M. Thornton, Jr.
Secretary

(CORPORATE SEAL)

STATE OF GEORGIA        )
                        )     SS.
COUNTY OF FULTON        )

      The undersigned, a Notary Public in and for the aforesaid County and State, certifies that on this 10th day of November, 1992, James T. McAfee, Jr., the Chief Executive Officer and Chairman of the Board of Hallmark Healthcare Corporation (the "Corporation") and Robert M. Thornton, Jr., Secretary of the Corporation, known to me personally to be such, duly executed the foregoing Certificate before me and acknowledged said Certificate to be their act and deed made on behalf of the Corporation, and acknowledged that the facts stated therein are true. The signatures on the attached Certificate of said Chief Executive Officer and said Secretary of the Corporation are in the handwriting of said Chief Executive Officer and said Secretary, respectively, and the seal affixed to the Certificate is the corporate seal of the Corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal of office this 10th day of November 1992.



                                    /s/ M. Timothy Elder
                                    ---------------------------------
                                    Notary Public

(Notarial Seal)                     Notary Public, Fulton County, Georgia
                                    My Commission Expires July 22, 1995
            [Seal]
                                      - 4 -

                                State of Delaware

                        Office of the Secretary of State

                        _________________________________


      I, WILLIAM T. QUILLEN, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "HALLMARK HEALTHCARE CORPORATION" FILED IN THIS OFFICE ON THE TENTH DAY OF NOVEMBER, A.D. 1992, AT 4:30 O'CLOCK P.M.

      A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.


                              /s/ William T. Quillen
            [Seal]            -------------------------------------
                              William T. Quillen, Secretary of State

                              AUTHENTICATION: *4029393

                                            DATE: 08/24/1993

932365191

                                                      STATE OF DELAWARE
                                                      SECRETARY OF STATE
                                                      DIVISION OF CORPORATIONS
                                                      FILED 04:30 PM 11/10/1992
                                                      722315177-924764


                            CERTIFICATE OF AMENDMENT

                                       TO

                           CERTIFICATE OF DESIGNATION

                                       OF

                         HALLMARK HEALTHCARE CORPORATION

                      for its 25% Participating Cumulative
                     Convertible Redeemable Preferred Stock


      Hallmark Healthcare Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify:

      FIRST: That the Board of Directors of said Corporation, at a meeting duly held, adopted a resolution proposing and declaring advisable the amendments to the Certificate of Designation of said Corporation, for its 25% Participating Cumulative Convertible Redeemable Preferred Stock (the "25% Preferred Stock") set forth below.

      SECOND: That thereafter, pursuant to a resolution of its Board of Directors, the holders of a majority of the issued and outstanding shares of the capital stock of said Corporation entitled to vote thereon present at the meeting in person or by proxy and voting at the Annual Meeting of the Stockholders of Corporation held on November 5, 1992 voted in favor of the amendments set forth below.

      THIRD: That thereafter, pursuant to the same resolution of its Board of Directors, the holders of a majority of the issued and outstanding shares of the 25% Preferred Stock of said Corporation entitled to vote thereon present at the meeting in person or by proxy and voting at the Annual Meeting of the Stockholders of Corporation held on November 5, 1992 vote in favor of the amendments set forth below.

      FOURTH: That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

      FIFTH: That the capital of said Corporation will not be reduced under or by reason of said amendments.

      RESOLVED, that the Corporation's Certificate of Designation for the 25% Preferred Stock be amended as set forth below:

                                       1.

      That every reference therein to "three hundred thousand (300,000) shares" be deleted and "sixty thousand (60,000) shares" substituted therefor and that every reference therein to "300,000 shares" be deleted and "60,000 shares" substituted therefor.

                                       2.

      That every reference to "$1 per share par value" be deleted and "$5 per share par value" be substituted therefor.

                                       3.

      That the price of "$25" per share in Section 3(C) therein be deleted and the price "$125" per share substituted therefor.

                                       4.

      That the price of "$25" per share in Section 6 therein be deleted and the price "$125" per share substituted therefore.

                                       5.

      That as of the Effective Date (as hereinafter defined) each five (5) issued and outstanding shares of the Corporation's 25% Preferred Stock shall be combined into and shall thereafter represent for all corporate purposes, one (1) issued and outstanding share of the 25% Preferred Stock (a "New 25% Preferred Share") without any action on the part of the holder thereof.

                                       6.

      No fractional New 25% Preferred Shares shall be outstanding. To avoid the existence of fractional New 25% Preferred Shares, stockholders entitled to receive fractional New 25% Preferred Shares shall receive, in lieu of fractional New 25% Preferred Shares, a cash distribution in an amount determined by the Board of Directors, and shall not be entitled to receive any other dividend or other distribution in the event of liquidation, or to exercise any voting privileges, with respect to such fractional New 25% Preferred Shares. As used herein, "Effective Date" shall mean the date that the Certificate of Amendment to the Company's Certificate of Designation for the 25% Preferred Stock is filed with the Secretary of State of Delaware to effect this amendment.

      IN WITNESS WHEREOF, Hallmark Healthcare Corporation, has caused its corporate seal to be hereunto affixed and this Certificate of Amendment to be signed, certified and attested to by its Chief Executive Officer and its Secretary, duly authorized officers of the Corporation, as of the 10th day of November, 1992. The signature of the Chief Executive Officer and the Secretary constitute the affirmation and acknowledgment of such persons, under penalties of perjury, that this instrument is the act and deed of the said Corporation and that the facts stated herein are true.

                                    HALLMARK HEALTHCARE CORPORATION



                              By:   /s/ James T. McAfee, Jr.
                                    -------------------------------
                                    James T. McAfee, Jr.
                                    Chief Executive Officer and
                                    Chairman of the Board



ATTEST:


/s/ Robert M. Thornton, Jr.
- ------------------------------
Robert M. Thornton, Jr.
Secretary

(CORPORATE SEAL)

STATE OF GEORGIA        )
                        )     SS.
COUNTY OF FULTON        )

      The undersigned, a Notary Public in and for the aforesaid County and State, certifies that on this 10th day of November, 1992, James T. McAfee, Jr., the Chief Executive Officer and Chairman of the Board of Hallmark Healthcare Corporation (the "Corporation") and Robert M. Thornton, Jr., Secretary of the Corporation, known to me personally to be such, duly executed the foregoing Certificate before me and acknowledged said Certificate to be their act and deed made on behalf of the Corporation, and acknowledged that the facts stated therein are true. The signatures on the attached Certificate of said Chief Executive Officer and said Secretary of the Corporation are in the handwriting of said Chief Executive Officer and said Secretary, respectively, and the seal affixed to the Certificate is the corporate seal of the Corporation.

      IN WITNESS WHEREOF, I have hereunto set my hand and seal of office this 10th day of November, 1992.


                                    /s/ M. Timothy Elder
                                    ---------------------------------
                                    Notary Public

(Notarial Seal)                     Notary Public, Fulton County, Georgia
                                    My Commission Expires July 22, 1995